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As filed with the Securities and Exchange Commission on December 15, 2017

Registration Nos. 333-            , 333-            -01 and 333-                        -02

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

AMEREN CORPORATION UNION ELECTRIC COMPANY AMEREN ILLINOIS COMPANY (Exact name of registrant as specified in its charter)	Missouri Missouri Illinois (State or other jurisdiction of incorporation or organization)	43-1723446 43-0559760 37-0211380 (I.R.S. Employer Identification No.)

1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222
(Address, including zip code, and telephone number, including area code, of
Ameren Corporation's and Union Electric Company's principal executive offices)	6 Executive Drive Collinsville, Illinois 62234 (618) 343-8150 (Address, including zip code, and telephone number, including area code, of Ameren Illinois Company's principal executive offices)

MARTIN J. LYONS, JR.
Executive Vice President and Chief Financial Officer
GREGORY L. NELSON
Senior Vice President, General Counsel and Secretary
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222
(Names, address, including zip code, and telephone number, including area code, of agents for service)

With a copy to:
 THOMAS P. GIBLIN, JR.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
(212) 309-6277

             Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions and other factors.

             If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

             If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. ☐

             If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act of 1933, check the following box. ☒

             If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act of 1933, check the following box. ☐

             Indicate by check mark whether each registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See definitions of "large accelerated filer," "accelerated filer," "smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Securities Exchange Act of 1934.

	Large Accelerated Filer	Accelerated Filer	Non-Accelerated Filer	Smaller Reporting Company	Emerging Growth Company
Ameren Corporation	☒	☐	☐	☐	☐
Union Electric Company	☐	☐	☒	☐	☐
Ameren Illinois Company	☐	☐	☒	☐	☐

             If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act of 1933.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Proposed maximum aggregate offering price(1)	Amount of registration fee

Ameren Corporation:

Senior Debt Securities

Subordinated Debt Securities

Common Stock, $.01 par value

Preferred Stock

Stock Purchase Contracts

Stock Purchase Units

Union Electric Company:

Senior Secured Debt Securities

First Mortgage Bonds

Senior Unsecured Debt Securities

Preferred Stock

Ameren Illinois Company:

Senior Secured Debt Securities

First Mortgage Bonds

Senior Unsecured Debt Securities

Preferred Stock

Total		(2)

(1)
An unspecified aggregate initial offering amount or number of the securities of each identified class is being registered as may from time to time be offered by Ameren Corporation, Union Electric Company and Ameren Illinois Company or sold by a selling securityholder, if and as allowed, at unspecified prices, along with an indeterminate amount or number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder.

(2)
In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrants are deferring payment of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay as you go registration fees" in accordance with Rules 456(b) and 457(r) and under the Securities Act of 1933.

EXPLANATORY NOTE

        This registration statement contains the following three separate prospectuses:

  (1)
  the first prospectus relates to offerings by Ameren Corporation (or a selling securityholder, if and as allowed) of its senior debt securities, subordinated debt securities, common stock, preferred stock, stock purchase contracts and stock purchase units;

  (2)
  the second prospectus relates to offerings by Union Electric Company (or a selling securityholder, if and as allowed) of its senior secured debt securities, first mortgage bonds, senior unsecured debt securities and preferred stock; and

  (3)
  the third prospectus relates to offerings by Ameren Illinois Company (or a selling securityholder, if and as allowed) of its senior secured debt securities, first mortgage bonds, senior unsecured debt securities and preferred stock.

        Each offering of securities made under this registration statement will be made pursuant to one of these prospectuses, with the specific terms of the securities offered thereby set forth in an accompanying prospectus supplement.

PROSPECTUS

AMEREN CORPORATION

Senior Debt Securities
Subordinated Debt Securities
Common Stock
Preferred Stock
Stock Purchase Contracts
Stock Purchase Units

        Ameren Corporation may offer any of the securities described in this prospectus in one or more offerings from time to time in amounts authorized from time to time. This prospectus may also be used by a selling securityholder of the securities described herein.

        This prospectus provides you with a general description of these securities. We will provide specific information about the offering and the terms of these securities in supplements to this prospectus. The supplements may also add, update or change information contained in this prospectus. You should read this prospectus and the supplements carefully before investing. This prospectus may not be used to sell any of these securities unless accompanied by a prospectus supplement.

        The common stock of Ameren Corporation is listed on the New York Stock Exchange under the symbol "AEE." Unless otherwise indicated in the applicable prospectus supplement, the other securities described in this prospectus will not be listed on a national securities exchange.

        Our principal executive offices are located at 1901 Chouteau Avenue, St. Louis, Missouri 63103 and our telephone number is (314) 621-3222.

        Investing in our securities involves risks. Before buying our securities, you should refer to the risk factors included in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus, in prospectus supplements relating to specific offerings and in other information that we file with the Securities and Exchange Commission. See "Risk Factors" on page 2.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        These securities may be offered directly or through underwriters, agents or dealers. The terms of the plan of distribution will be provided in the applicable prospectus supplement. See "Plan of Distribution."

The date of this prospectus is December 15, 2017.

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ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC utilizing a "shelf" registration process. Under this shelf registration process, we may sell, at any time and from time to time, in one or more offerings, any of the securities described in this prospectus and selling securityholders may offer such securities owned by them from time to time. We may offer any of the following securities: senior debt securities or subordinated debt securities, each of which may be convertible into or exchangeable for shares of our capital stock or other of our securities; common stock; preferred stock; stock purchase contracts and stock purchase units (collectively, the "securities").

        This prospectus provides you with a general description of the securities that may be offered by us and/or selling securityholders. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information in this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detail regarding the securities described in this prospectus. You should read this prospectus, the registration statement of which this prospectus is a part and the related exhibits filed with the SEC and any prospectus supplement together with additional information described under "Where You Can Find More Information."

        In this prospectus, "Ameren," "we," "us" and "our" refer to Ameren Corporation and, unless the context otherwise indicates, do not include our subsidiaries.

AMEREN CORPORATION

        Ameren, headquartered in St. Louis, Missouri, is a public utility holding company under the Public Utility Holding Company Act of 2005. Ameren's primary assets are its equity interests in its subsidiaries, including Union Electric Company, doing business as Ameren Missouri, Ameren Illinois Company, doing business as Ameren Illinois, and Ameren Transmission Company of Illinois ("ATXI"). Ameren's subsidiaries are separate, independent legal entities with separate businesses, assets and liabilities. Dividends on Ameren's common stock and the payment of expenses by Ameren depend on distributions made to it by its subsidiaries. Ameren's principal subsidiaries are listed below. Ameren also has various other subsidiaries that conduct other activities, such as the provision of shared services.

  •
  Ameren Missouri operates a rate-regulated electric generation, transmission, and distribution business and a rate-regulated natural gas distribution business in Missouri. Ameren Missouri was incorporated in Missouri in 1922 and is the successor to a number of companies, the oldest of which was organized in 1881. It is the largest electric utility in the state of Missouri. Ameren Missouri supplies electric and natural gas service to a 24,000-square-mile area in central and eastern Missouri. This area has an estimated population of 2.8 million and includes the Greater St. Louis area. As of December 31, 2016, Ameren Missouri supplied electric service to 1.2 million customers and natural gas service to 0.1 million customers.

  •
  Ameren Illinois operates rate-regulated electric transmission, electric distribution and natural gas distribution businesses in Illinois. Ameren Illinois was incorporated in Illinois in 1923 and is the successor to a number of companies, the oldest of which was organized in 1902. Ameren Illinois supplies electric and natural gas utility service to portions of central and southern Illinois with an estimated population of 3.1 million in an area of 40,000 square miles. As of December 31, 2016, Ameren Illinois supplied electric service to 1.2 million customers and natural gas service to 0.8 million customers.

  •
  ATXI operates a Federal Energy Regulatory Commission rate-regulated electric transmission business. ATXI is developing Midcontinent Independent System Operator, Inc. ("MISO")-approved electric transmission projects, including the Illinois Rivers, Spoon River, and Mark Twain projects.

RISK FACTORS

        Investing in the securities involves certain risks. You are urged to read and consider the risk factors relating to an investment in the securities described in our annual, quarterly and current reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus. Before making an investment decision, you should carefully consider these risks as well as other information we include or incorporate by reference in this prospectus. There may be additional risks and uncertainties (either currently unknown or not currently believed to be material) that could adversely affect the results of our operations, financial position and liquidity. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our financial performance. The prospectus supplement applicable to each type or series of securities we offer may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under that prospectus supplement. Each of the risks described could result in a decrease in the value of the particular securities and your investment therein.

WHERE YOU CAN FIND MORE INFORMATION

        We have filed a registration statement on Form S-3 with the SEC under the Securities Act of 1933. This prospectus is part of the registration statement, but the registration statement also contains or incorporates by reference additional information and exhibits. We are subject to the informational requirements of the Securities Exchange Act of 1934 and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy the registration statement and any document that we file with the SEC at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC's toll-free telephone number at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding companies, such as us, that file documents with the SEC electronically. The documents can be found by searching the EDGAR archives of the SEC electronically.

        The SEC allows us to "incorporate by reference" the information that we file with the SEC which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and you should read it with the same care. Later information that we file with the SEC will automatically update and supersede this information and will be deemed to be incorporated by reference into this prospectus (other than any documents, or portions of documents, not deemed to be filed). We incorporate by reference the following documents previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2016;

  •
  our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017; and

  •
  our Current Reports on Form 8-K filed with the SEC on February 14, 2017, February 16, 2017 (except for portions deemed to be furnished and not filed), May 1, 2017, May 4, 2017 (except for portions deemed to be furnished and not filed), June 15, 2017, June 26, 2017, August 4, 2017 (except for portions deemed to be furnished and not filed), November 3, 2017 (except for portions deemed to be furnished and not filed), and November 28, 2017.

We are also incorporating by reference all additional documents that we file with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this prospectus until the offerings contemplated by this prospectus are completed or terminated.

        Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes

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of this prospectus to the extent that a statement contained in this prospectus or in any separately filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute part of this prospectus.

        You may request a free copy of these filings by writing or telephoning us at the following address:

  Ameren Corporation
  Attention: Secretary's Department
  P.O. Box 66149
  St. Louis, Missouri 63166-6149
  Telephone: (314) 621-3222

        Upon such request, we will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of all of the information that has been incorporated by reference in this prospectus but not delivered with this prospectus. Copies of these filings are also available from our website at www.amereninvestors.com. We do not intend this internet address to be an active link or to otherwise incorporate the contents of the website into this prospectus.

        You should rely only on the information incorporated by reference or provided in this prospectus or any supplement or in any written communication from us specifying the final terms of a particular offering of securities. We have not authorized anyone else to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any supplement is accurate as of any date other than the date on the front of those documents or that the information incorporated by reference is accurate as of any date other than the filing date of the document incorporated by reference. Our business, financial position, results of operations and prospects may have changed since those dates.

CONSOLIDATED RATIOS OF EARNINGS TO FIXED CHARGES

        Our consolidated ratios of earnings to fixed charges for the five years ended December 31, 2016, and the nine months ended September 30, 2017, were as follows:

	Year Ended December 31,					Nine Months Ended September 30, 2017
	2012	2013	2014	2015(a)	2016
Consolidated ratio of earnings to fixed charges	2.6	2.7	3.5	3.4	3.5	4.0

(a)
2015 includes a $69 million provision for previously-capitalized construction and operating license costs relating to a proposed second nuclear unit at the Callaway Energy Center.

        We have no preference equity securities outstanding; therefore, the consolidated ratio of earnings to fixed charges is the same as the consolidated ratio of earnings to combined fixed charges and preferred stock dividends.

USE OF PROCEEDS

        Unless we state otherwise in any prospectus supplement, we will use the net proceeds we receive from the sale of the offered securities:

  •
  to finance our subsidiaries' ongoing construction and maintenance programs;

  •
  to redeem, repurchase, repay or retire outstanding debt or equity securities, including debt or equity securities of our subsidiaries;

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  •
  to finance strategic investments in, or future acquisitions of, other entities or their assets; and

  •
  for other general corporate purposes.

        The prospectus supplement relating to a particular offering of securities by us will identify the use of proceeds for that offering.

        We will not receive any of the proceeds from the sale of any securities by any selling securityholders.

DESCRIPTION OF DEBT SECURITIES

General

        The senior debt securities and the subordinated debt securities, which we refer to collectively as the "debt securities," will be issued under one of two separate indentures, as each may be amended or supplemented from time to time. We will issue the senior debt securities in one or more series under our indenture dated as of December 1, 2001, as amended and supplemented, which we refer to as the "senior indenture," between us and The Bank of New York Mellon Trust Company, N.A., as successor senior trustee. We will issue the subordinated debt securities in one or more series under a subordinated indenture between us and a trustee. The senior indenture, the form of the subordinated indenture and the form of supplemental indenture or other instrument establishing the debt securities of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. Each indenture will be qualified under the Trust Indenture Act of 1939. The following summaries of certain provisions of the senior indenture, the subordinated indenture and the applicable debt securities do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the senior indenture or the subordinated indenture, as the case may be, and the applicable debt securities. We may also sell hybrid or novel securities now existing or developed in the future that combine certain features of the debt securities and other securities described in this prospectus.

Ranking

        The senior debt securities will be our direct unsecured general obligations and will rank equally in right of payment with all of our other unsecured and unsubordinated debt. The subordinated debt securities will be our direct unsecured general obligations and will be junior in right of payment to our Senior Indebtedness, as described under the heading "—Subordination of Subordinated Debt Securities."

        Ameren is a holding company that derives substantially all of its income from its operating subsidiaries. As a result, our cash flows and consequent ability to service our debt, including the debt securities, are dependent upon the earnings of our subsidiaries and distribution of those earnings to us and other payments or distributions of funds by our subsidiaries to us, including payments of principal and interest under intercompany indebtedness. Our operating subsidiaries are separate and distinct legal entities and will have no obligation, contingent or otherwise, to pay any dividends or make any other distributions (except for payments required pursuant to the terms of intercompany borrowing arrangements and cash payments under the tax allocation agreement) to us or to otherwise pay amounts due with respect to the debt securities or to make specific funds available for such payments. Various financing arrangements, corporate organizational documents and statutory and regulatory requirements may impose restrictions on the ability of our subsidiaries to transfer funds to us in the form of cash dividends, loans or advances. Furthermore, except to the extent we have a priority or equal claim against our subsidiaries as a creditor, the debt securities will be effectively subordinated to debt and preferred stock at the subsidiary level because, as the common shareholder of our subsidiaries, we will be subject to the prior claims of creditors and preferred stockholders of our

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subsidiaries. Unless otherwise described in the applicable prospectus supplement, neither indenture described above limits or will limit the aggregate amount of debt, including secured debt, we or our subsidiaries may incur.

        The senior indenture provides, and the subordinated indenture will provide, that our obligations to compensate the applicable trustee and reimburse the applicable trustee for expenses, disbursements and advances will constitute indebtedness which will be secured by a lien upon all property and funds held or collected by the applicable trustee as such.

Subordination of Subordinated Debt Securities

        The subordinated debt securities will be subordinate and junior in right of payment to all of our Senior Indebtedness. The term "Senior Indebtedness" will be defined in the applicable prospectus supplement.

        No payment of principal of (including redemption and sinking fund payments), premium, if any, or interest on the subordinated debt securities may be made if any Senior Indebtedness is not paid when due, any applicable grace period with respect to such default has ended and such default has not been cured or waived, or the maturity of any Senior Indebtedness has been accelerated because of a default and such acceleration has not been rescinded or annulled. If provided in the applicable prospectus supplement, limited subordination periods may apply in the event of non-payment defaults relating to Senior Indebtedness in situations where there has not been an acceleration of Senior Indebtedness.

        Upon any distribution of our assets to creditors upon any dissolution, winding-up, liquidation or reorganization, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all Senior Indebtedness must be paid in full before the holders of the subordinated debt securities are entitled to receive or retain any payment. The rights of the holders of the subordinated debt securities will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness until all amounts owing on the subordinated debt securities are paid in full.

Issuance of Additional Debt Securities

        The senior indenture provides, and the subordinated indenture will provide, that additional debt securities may be issued thereunder without limitation as to aggregate principal amount. We may issue one or more series of debt securities separately or as part of a stock purchase unit from time to time.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of debt securities will specify:

  •
  the title and any limitation on the aggregate principal amount of the debt securities;

  •
  the original issue date for the debt securities and the date on which the debt securities will mature;

  •
  the interest rate or rates, or method of calculation thereof, for the debt securities, and the date from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest if other than the fifteenth day of the calendar month next preceding each interest payment date;

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  the terms, if any, regarding the optional or mandatory redemption of the debt securities, including redemption date or dates of the debt securities, if any, and the price or prices applicable to such redemption;

  •
  any period or periods within which, the price or prices at which and the terms and conditions upon which the debt securities may be repaid, in whole or in part, at the option of the holder thereof;

  •
  the terms, if any, pursuant to which debt securities may be converted into or exchanged for shares of our capital stock or other of our securities;

  •
  any interest deferral or extension provisions;

  •
  the applicability of or any change in the subordination provisions for a series of debt securities; and

  •
  any other terms of the debt securities not inconsistent with the provisions of the applicable indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        There is no requirement under the senior indenture, nor will there be any requirement under our subordinated indenture, that our future issuances of debt securities be issued exclusively under the senior indenture or the subordinated indenture, and we will be free to employ other indentures or documentation containing provisions different from those included in the senior indenture or the subordinated indenture applicable to one or more issuances of debt securities, in connection with future issuances of other debt securities.

        The senior indenture provides, and the subordinated indenture will provide, that the applicable debt securities will be issued in one or more series, may be issued at various times, may have differing maturity dates, may have differing redemption provisions and may bear interest at differing rates. We need not issue all debt securities of one series at the same time and, unless otherwise provided in the applicable prospectus supplement, we may reopen a series, without the consent of the holders of the debt securities of that series, for issuances of additional debt securities of that series.

        Unless otherwise provided in the applicable prospectus supplement, there will be no provisions in either indenture or the related debt securities that require us to redeem, or permit the holders to cause a redemption of, the debt securities or that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control, or grant security for other of our indebtedness.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of The Depository Trust Company, as depositary, which we refer to as "DTC," and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have debt securities registered in their names, will not receive or be entitled to receive physical delivery of any debt securities and will not be considered the registered holders thereof under the applicable indenture.

        Debt securities of any series will be exchangeable for other debt securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

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        Unless otherwise indicated in the applicable prospectus supplement, debt securities may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office of the applicable trustee maintained for such purpose with respect to any series of debt securities, without service charge but upon payment of any taxes and other governmental charges as described in the applicable indenture. Such transfer or exchange will be effected upon the applicable trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any debt securities that have been mutilated, destroyed, lost or stolen, new debt securities of a like aggregate principal amount and tenor will be issued upon the applicable trustee and us being satisfied with the evidence of ownership and loss and with the security or indemnity provided.

        In the event of any redemption of debt securities of any series, the applicable trustee will not be required to exchange or register a transfer of any debt securities of such series selected, called or being called for redemption except, in the case of any debt security to be redeemed in part, the portion thereof not to be so redeemed.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on debt securities issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on debt securities, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the debt securities maintained by the applicable trustee; provided, however, a holder of debt securities in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, debt securities in the form of certificated securities will be payable in immediately available funds at the office of the applicable trustee or at the authorized office of any paying agent upon presentation and surrender of such debt securities. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay to a trustee or a paying agent for the payment of principal of, premium, if any, and interest on any debt security which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such debt security thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any debt security is due or the date fixed for redemption of any debt security is not a business day (as defined in the applicable indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        Any terms for the optional or mandatory redemption of the debt securities will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, the senior debt securities will be redeemable only upon notice by mail not less than 30 nor more than

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60 days prior to the date fixed for redemption, the subordinated debt securities will be redeemable only upon notice by mail not less than 10 nor more than 60 days prior to the date fixed for redemption, and, if less than all the debt securities of a series are to be redeemed, the particular debt securities to be redeemed will be selected by the applicable trustee in such manner as it shall deem appropriate and fair.

        Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such debt securities and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such debt securities.

Purchase of Debt Securities

        We or our affiliates may, at any time and from time to time, purchase all or some of the debt securities at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Events of Default

        The following constitute or will constitute events of default under the applicable indenture with respect to the debt securities of any series:

  •
  default in the payment of principal of, and premium, if any, on any debt security of such series when due and payable;

  •
  default in the payment of interest on the debt securities of such series when due and payable which continues for 30 days;

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  failure to observe or perform any of our other covenants or warranties in the debt securities of such series or in the applicable indenture (other than a covenant or warranty solely for the benefit of one or more series of debt securities other than such series) and the continuation thereof for 60 days after written notice thereof is given to us by the applicable trustee or to the applicable trustee and us by the holders of at least 33% in aggregate principal amount of the outstanding debt securities of such series;

  •
  with respect to the senior debt securities of any series, failure to pay when due and payable, after the expiration of any applicable grace period, any portion of the principal of our Debt ("Debt" means any of our outstanding funded obligations for money borrowed, whether or not evidenced by notes, debentures, bonds or other securities, reimbursement obligations under letters of credit, or guarantees of any such obligations issued by others) pursuant to a bond, debenture, note or other evidence of Debt in excess of $25,000,000 (including a default with respect to senior debt securities of any other series), or acceleration of such Debt for another default thereunder, without such Debt having been discharged, or such acceleration having been rescinded or annulled, within 30 days after written notice thereof to us by the senior trustee or to the senior trustee and us by the holders of at least 33% in aggregate principal amount of the senior debt securities of such series outstanding;

  •
  the occurrence of certain events of bankruptcy, insolvency, reorganization, assignment or receivership relating to us, whether voluntary or involuntary, specified in the applicable indenture, including, without limitation, the commencement by us of a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, our consent to an order for relief in an involuntary case under any such law, an assignment for the benefit of creditors or the taking of any other corporate actions in furtherance of the foregoing; or

8

  •
  any other event of default specified in the applicable prospectus supplement with respect to debt securities of such series.

        No event of default with respect to the debt securities of a particular series necessarily constitutes an event of default with respect to the debt securities of any other series issued under the applicable indenture. If provided in the applicable prospectus supplement, an event of default similar to the event of default described in the fourth bullet above may be applicable to a series of subordinated debt securities.

        If an event of default with respect to any series of debt securities occurs and is continuing, either the trustee for such series or the holders of a majority in aggregate principal amount of the outstanding debt securities of such series, unless otherwise indicated in the applicable prospectus supplement, may declare, by notice in writing, the principal amount of and interest on all debt securities of such series to be due and payable immediately; provided, however, that if an event of default occurs and is continuing with respect to more than one series of debt securities under a particular indenture, the trustee for such series or the holders of a majority in aggregate principal amount of the outstanding debt securities of all such series, considered as one class, may make such declaration of acceleration and not the holders of the debt securities of any one of such series.

        At any time after an acceleration of the debt securities of any series has been declared, but before a judgment or decree for the payment of the principal amount of the debt securities has been obtained, if we pay or deposit with the applicable trustee a sum sufficient to pay all matured installments of interest and the principal and premium, if any, which have become due otherwise than by acceleration and any amounts due to the applicable trustee, and all defaults shall have been cured or waived, then such payment or deposit will cause an automatic rescission and annulment of the acceleration of the debt securities.

        The senior indenture provides, and the subordinated indenture will provide that the applicable trustee generally will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of debt securities unless such holders have offered to the applicable trustee reasonable security or indemnity. Subject to such provisions for indemnity and certain other limitations contained in the applicable indenture, the holders of a majority in principal amount of the outstanding debt securities of any series generally will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or of exercising any trust or power conferred on the trustee, with respect to the debt securities of that series; provided, however, that if an event of default occurs and is continuing with respect to more than one series of debt securities, the holders of a majority in aggregate principal amount of the outstanding debt securities of all those series, considered as one class, will have the right to make such direction, and not the holders of the debt securities of any one series.

        The holders of a majority in principal amount of the outstanding debt securities of any series generally will have the right to waive any past default or event of default under the applicable indenture on behalf of all holders of debt securities of that series with respect to the debt securities of that series, except a default in the payment of principal of, premium, if any, or interest on such debt securities. The senior indenture provides that no holder of senior debt securities of any series may institute any action against us under or with respect to the senior indenture, and the subordinated indenture will provide that no holder of subordinated debt securities of any series may institute any action against us under or with respect to the subordinated indenture or the subordinated debt securities, in each case, except as described in the next paragraph or unless such holder previously shall have given to the trustee for such series written notice of default and continuance thereof with respect to the debt securities of such series and unless the holders of not less than a majority in aggregate principal amount of the debt securities of all series in respect of which an event of default has occurred and is continuing, considered as one class, shall have requested the trustee for such series to institute

9

such action and shall have offered that trustee reasonable indemnity, and the trustee for such series shall not have instituted such action within 60 days of such request. Furthermore, no holder of debt securities of any series will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of those debt securities.

        Notwithstanding the foregoing, each holder of debt securities of any series has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such debt securities when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of that holder of debt securities.

        The senior indenture provides, and the subordinated indenture will provide, that the applicable trustee, within 90 days after the occurrence of a default with respect to the debt securities of any series actually known to the applicable trustee, is required to give the holders of the debt securities of that series notice of such default, unless cured or waived, but, except in the case of default in the payment of principal of, premium or interest on any debt securities of that series, the trustee may withhold such notice if it determines in good faith that it is in the interest of such holders to do so. We are and will be required to deliver to the senior trustee and the subordinated trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the applicable indenture.

Modification

        The applicable trustee and we may modify and amend the indenture with the consent of the holders of a majority in principal amount of the debt securities of all series under that indenture directly affected by such modification or amendment, considered as one class, provided that no such modification or amendment may, without the consent of the holder of each outstanding debt security affected thereby:

  •
  change the maturity date of any debt security;

  •
  reduce the rate, or change the method of calculation thereof, or extend the time of payment of interest on any debt security;

  •
  reduce the principal amount of, or premium payable on, any debt security;

  •
  change the coin or currency of any payment of principal of, premium, if any, or interest on any debt security;

  •
  change the date on which any debt security may be redeemed or adversely affect the rights of a holder to institute suit for the enforcement of any payment on any debt security; or

  •
  modify the foregoing requirements or reduce the percentage of outstanding debt securities necessary to modify or amend the applicable indenture or to waive any past default to less than a majority.

        The applicable trustee and we may modify and amend the indenture without the consent of the holders:

  •
  to change or eliminate any of the provisions of the applicable indenture, provided that any such change or elimination shall become effective only when there are no outstanding debt securities created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to debt securities issued after the effective date of such change or elimination;

  •
  to establish the form of the debt securities of any series as permitted by the applicable indenture or to establish or reflect any terms of the debt securities of any series as determined by the applicable indenture;

10

  •
  to evidence the succession of another corporation to us as permitted by the applicable indenture, and the assumption by any successor of our covenants in the applicable indenture and in the debt securities;

  •
  to grant or confer upon the applicable trustee for the benefit of the holders of one or more series of debt securities any additional rights, remedies, powers or authority;

  •
  to permit the applicable trustee to comply with any duties imposed upon it by law;

  •
  to specify further the duties and responsibilities of, and to define further the relationships among, the applicable trustee, any authenticating agent and any paying agent, and to evidence the succession of a successor trustee as permitted under the applicable indenture;

  •
  to add to our covenants for the benefit of the holders of one or more series of debt securities or to surrender a right conferred on us in the applicable indenture;

  •
  to add to the security for the debt securities;

  •
  to add an event of default with respect to one or more series of debt securities;

  •
  to supply omissions, cure ambiguities or correct defects, which actions, in each case, are not prejudicial to the interests of the holders of the applicable debt securities in any material respect; or

  •
  to make any other change that is not prejudicial to the holders of the applicable debt securities.

        A supplemental indenture which changes or eliminates any covenant or other provision of the applicable indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of debt securities, or which modifies the rights of the holders of debt securities of such series with respect to such covenant or provision, will be deemed not to affect the rights under the applicable indenture of the holders of debt securities of any other series.

Defeasance and Discharge

        The senior indenture provides, and the subordinated indenture will provide, that we will

  (1)
  be discharged from any and all obligations in respect of the debt securities of any series then outstanding under the applicable indenture, except for certain obligations to register the transfer or exchange of the debt securities of such series, replace stolen, lost or mutilated notes, maintain paying agencies and hold monies for payment in trust; or

  (2)
  be released from the obligations of the senior indenture with respect to the senior debt securities of any series or the subordinated indenture with respect to the subordinated debt securities of any series under any covenants applicable to the debt securities of such series which are subject to covenant defeasance as described in the supplemental indenture or other instrument establishing such series.

        In the case of either (1) or (2), we are required to deposit, in trust, with the applicable trustee money or U.S. government obligations, which through the payment of interest on those obligations and principal of those obligations in accordance with their terms will provide money in an amount sufficient, without reinvestment, to make all payments of principal of, premium, if any, and interest on the debt securities of such series on the dates payments are due (which may include one or more redemption dates designated by us). This trust may only be established if, among other things, (A) no event of default or event which with the giving of notice or lapse of time, or both, would become an event of default under the applicable indenture has occurred and is continuing on the date of the deposit, (B) the deposit will not cause the trustee to have any conflicting interest with respect to our other securities and (C) we have delivered an opinion of counsel to the effect that the holders will not

11

recognize income, gain or loss for federal income tax purposes (and, in the case of paragraph (1) above, such opinion of counsel is based on a ruling of the Internal Revenue Service or other change in applicable federal income tax law) as a result of the deposit or defeasance and will be subject to federal income tax in the same amounts, in the same manner and at the same times as if the deposit and defeasance had not occurred.

        We may be discharged under paragraph (1) with respect to debt securities of any series notwithstanding our prior release under paragraph (2). If we exercise our discharge option for debt securities of any series, payment of the debt securities of such series may not be accelerated because of a subsequent event of default. If we exercise our release option for debt securities of any series, payment of the debt securities of such series may not be accelerated by reference to a subsequent breach of any of the covenants noted under clause (2) in the preceding paragraph. In the event we omit to comply with our remaining obligations with respect to the debt securities of any series under the applicable indenture after exercising our release option and the debt securities of such series are declared due and payable because of the subsequent occurrence of any event of default, the amount of money and U.S. government obligations on deposit with the trustee may be insufficient to pay amounts due on the debt securities of such series at the time of the acceleration resulting from that event of default. However, we will remain liable for those payments.

Consolidation, Merger and Sale or Disposition of Assets

        We have agreed (or will agree with respect to the subordinated debt securities) not to consolidate with or merge into any other corporation (or other entity with respect to the subordinated debt securities) or sell or otherwise dispose of our properties substantially as an entirety to any person unless:

  •
  the successor corporation (or entity under the subordinated indenture) or the person that receives such properties pursuant to such sale or other disposition shall be a corporation (or entity under the subordinated indenture) organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia; and

  •
  the successor corporation (or entity under the subordinated indenture) or the person that receives such properties pursuant to such sale or other disposition assumes by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest on all the debt securities and the performance of every covenant of each indenture to be performed or observed by us.

        Upon any such consolidation, merger, sale or other disposition of our properties substantially as an entirety, the successor corporation (or entity under the subordinated indenture) formed by such consolidation or into which we are merged or the person to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, us under the applicable indenture with the same effect as if such successor corporation (or entity under the subordinated indenture) or person had been named as us therein and we will be released from all obligations under the applicable indenture.

Resignation or Removal of Trustees

        A trustee may resign at any time upon written notice to us specifying the day upon which the resignation is to take effect and such resignation will take effect immediately upon the later of the appointment of a successor trustee and such specified day. The trustee may be removed at any time with respect to debt securities of any series by an instrument or concurrent instruments in writing filed with the trustee and signed by the holders, or their attorneys-in-fact, of a majority in principal amount of such series of debt securities then outstanding. In addition, so long as no event of default or event which, with the giving of notice or lapse of time or both, would become an event of default has

12

occurred and is continuing, we may remove a trustee upon notice to the holder of each debt security outstanding under the applicable indenture and the trustee, and the appointment of a successor trustee.

Concerning the Senior Trustee

        We and our affiliates maintain corporate trust and other banking relationships with The Bank of New York Mellon Trust Company, N.A. and its affiliates.

Governing Law

        The senior indenture is, and the subordinated indenture and the related debt securities will be, governed by New York law.

DESCRIPTION OF COMMON STOCK

General

        The following statements describing Ameren's common stock are not intended to be a complete description but rather are a summary of certain rights and distinguishing characteristics relating to the common stock currently authorized by our Restated Articles of Incorporation, as amended (articles of incorporation). For additional information, please see our articles of incorporation and by-laws. Each of these documents has been previously filed with the SEC and each is an exhibit to the registration statement filed with the SEC of which this prospectus is a part. Reference is also made to the laws of the state of Missouri.

        Under our articles of incorporation, we are authorized to issue 400 million shares of common stock, $.01 par value per share, and 100 million shares of preferred stock, $.01 par value per share. As of October 31, 2017, 242,634,798 shares of common stock and no shares of preferred stock were outstanding.

Dividend Rights and Limitations

        The holders of our common stock are entitled to receive such dividends as our board of directors may from time to time declare, subject to any rights of the holders of our preferred stock, if any is outstanding. Our ability to pay dividends depends primarily upon the ability of our subsidiaries to pay dividends or otherwise transfer funds to us. Various financing arrangements, corporate organizational documents and statutory and regulatory requirements may impose restrictions on the ability of our subsidiaries to transfer funds to us in the form of cash dividends, loans or advances.

Voting Rights

        Except as otherwise provided by law and subject to the voting rights of holders of our preferred stock, if any is issued, the holders of our common stock have the exclusive right to vote for the election of directors and for all other purposes. Each holder of our common stock is entitled to one vote per share on all matters submitted to a vote at a meeting of shareholders, including the election of directors, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors and the holders of the remaining shares voting for the election of directors will not be able to elect any directors. The common stock shall vote together as a single class. The holders of our common stock are not entitled to cumulate votes for the election of directors. At annual and special meetings of shareholders, a majority of the outstanding shares of common stock constitutes a quorum.

13

Liquidation Rights

        In the event of any liquidation, dissolution or winding up of our affairs, voluntarily or involuntarily, the holders of our common stock will be entitled to receive the remainder, if any, of our assets after the payment of all our debts and liabilities and after the payment in full of any preferential amounts to which holders of any preferred stock may be entitled.

Uncertificated Shares and Certificates of Stock

        The interest of each shareholder of any class of our stock shall not be evidenced by certificates for shares and all shares of all classes of stock shall be uncertificated shares; provided, however, that (a) any shares of our stock represented by a certificate shall continue to be represented by such certificate until such certificate is surrendered to us and (b) we may, at our option but without obligation, issue certificates for some or all of any shares of some or all of any classes of stock as we determine from time to time.

Miscellaneous

        The outstanding shares of common stock are, and any shares of common stock sold hereunder will be, upon payment for them, fully paid and nonassessable. The holders of our common stock are not entitled to any preemptive or preferential rights to subscribe for or purchase any part of any new or additional issue of stock or securities convertible into stock. Our common stock does not contain any redemption provisions or conversion rights.

Transfer Agent and Registrar

        Ameren Services Company, a subsidiary of Ameren, serves as transfer agent and registrar for the common stock.

Certain Anti-Takeover Matters

        Our articles of incorporation and by-laws include a number of provisions that may have the effect of discouraging persons from acquiring large blocks of our stock or delaying or preventing a change in our control. The material provisions that may have such an effect include:

  •
  authorization for our board of directors to issue our preferred stock in series and to fix rights and preferences of the series (including, among other things, whether, and to what extent, the shares of any series will have voting rights and the extent of the preferences of the shares of any series with respect to dividends and other matters);

  •
  advance notice procedures with respect to nominations of directors or proposals other than those adopted or recommended by our board of directors;

  •
  the prohibition of shareholder action by less than unanimous written consent without a meeting; and

  •
  provisions specifying that only the chief executive officer, the board of directors (by a majority vote of the entire board of directors) or, for certain purposes, shareholders owning 25% of our outstanding common stock for certain purposes may call special meetings of shareholders, and that the chairman of the meeting may adjourn a meeting of shareholders from time to time, whether or not a quorum is present.

14

        In addition, the Missouri General and Business Corporation Law, or the MGBCL, contains certain provisions, including control share acquisition provisions and business combination provisions that would be applicable to certain mergers, share exchanges or sales of substantially all assets involving us or a subsidiary and a significant shareholder and which could have the effect of substantially increasing the cost to the acquiror and thus discouraging any such transaction. The MGBCL permits shareholders to adopt an amendment to the articles of incorporation opting out of the control share acquisition provisions, and our articles of incorporation opt out of such provisions.

        Under the Illinois Public Utilities Act, Illinois Commerce Commission approval is required for any transaction which, regardless of the means by which it is accomplished, results in a change in the ownership of a majority of the voting capital stock of an Illinois public utility or the ownership or control of any entity which owns or controls a majority of the voting capital stock of a public utility. Because we control a majority of the voting stock of Ameren Illinois, a public utility subject to Illinois utility regulation, any change in our ownership or control, within the meaning of the Illinois Public Utilities Act, would require Illinois Commerce Commission approval. Certain acquisitions by any person of our outstanding voting shares would also require approval under the Federal Power Act and the Atomic Energy Act of 1954, as amended.

DESCRIPTION OF PREFERRED STOCK

General

        The following statements describing preferred stock of Ameren are not intended to be a complete description but rather are a summary of certain preferences, privileges, restrictions and distinguishing characteristics relating to the preferred stock currently authorized by our articles of incorporation. For additional information, please see our articles of incorporation and by-laws. Each of these documents has been previously filed with the SEC and each is an exhibit to the registration statement filed with the SEC of which this prospectus is a part. Reference is also made to the laws of the state of Missouri. The other terms and provisions of each series of preferred stock (as defined below) will be set forth in the resolution adopted by our board of directors establishing such series of preferred stock and will be described in the prospectus supplement relating to such offering.

        Our authorized preferred stock consists of 100 million shares of preferred stock, $.01 par value per share. When used in this prospectus, the term "preferred stock," unless the context indicates otherwise, means all the authorized shares of our preferred stock, whether currently outstanding or hereafter issued.

        The following terms and other information with respect to any series of preferred stock will be contained in a prospectus supplement:

  •
  the series designation;

  •
  the number of shares in such series;

  •
  the dividend rate, or how such rate will be determined, and the dividend payment dates for the series;

  •
  whether the series will be listed on a securities exchange;

  •
  the date or dates on which the series of preferred stock may be redeemed at the option of Ameren and any restrictions on such redemptions;

  •
  any sinking fund or other provisions that would obligate Ameren to repurchase, redeem or retire the series of preferred stock;

15

  •
  the amount payable to holders of the series of preferred stock in case of the liquidation, dissolution or winding up of Ameren and any additional amount, or method of determining such amount, payable in case any such event is voluntary;

  •
  the extent to which the preferred stock is entitled to any preference in dividend or liquidation payments;

  •
  any rights to convert the shares of the series of preferred stock into shares of another series or into shares of any other class of capital stock;

  •
  the voting rights, if any; and

  •
  any other terms that are not inconsistent with the provisions of Ameren's articles of incorporation.

Issuance in Series; Rank

        The authorized but unissued shares of preferred stock may be issued in one or more series from time to time upon such terms and in such manner, with such variations as to dividend rates (which may be fixed or variable), dividend periods and payment dates, the prices at which, and the terms and conditions on which, shares may be redeemed or repurchased, and sinking fund provisions, if any, as may be determined by our board of directors. Except for such characteristics, as to which our board of directors has discretion, and as otherwise provided in the applicable prospectus supplement, all series of the preferred stock rank equally and are alike in all respects.

        Unless otherwise provided in the applicable prospectus supplement, our preferred stock will rank senior with respect to dividends and liquidation rights to our common stock, $0.01 par value ("common stock").

Dividend Rights

        Each series of preferred stock will have the dividend rights described in the applicable prospectus supplement.

Optional Redemption Provisions

        Each series of preferred stock will have the redemption provisions described in the applicable prospectus supplement.

Voting Rights

        Except as provided by law or in the applicable prospectus supplement, holders of preferred stock will not be entitled to vote for the election of directors or for any other purpose. Under Missouri law holders of the preferred stock have the right to vote as a class on any amendment to our articles of incorporation that would increase or decrease the number of authorized shares of the preferred stock, increase or decrease the par value of the preferred stock, create a new class of shares senior to the preferred stock, increase the rights and preferences or the number of authorized shares of any class of shares senior to the preferred stock, or adversely affect the preferred stock's preferences or special or relative rights, but if less than all series of a class are adversely affected, then the affected series have the right to vote as a class on such amendment.

Liquidation Rights

        Each series of preferred stock will have the liquidation rights described in the applicable prospectus supplement.

16

Restrictions on Certain Corporate Actions

        Our articles of incorporation and by-laws include a number of provisions that may have the effect of discouraging persons from acquiring large blocks of our stock or delaying or preventing a change in our control. See "Description of Common Stock—Certain Anti-Takeover Matters."

Preemptive Rights

        Holders of the preferred stock have no preemptive rights to subscribe for or purchase any securities issued by us.

Miscellaneous

        Shares of preferred stock, when issued by us upon receipt of the consideration therefor, will be fully paid and non-assessable.

Transfer Agent and Registrar

        Ameren Services Company serves as transfer agent and registrar for our preferred stock.

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

        We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and us to sell to the holders, a specified number of shares of our common stock at a future date or dates. The price per share of common stock and the number of shares of common stock may be fixed at the time the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts. The stock purchase contracts may be issued separately or as part of units, often known as stock purchase units, consisting of a stock purchase contract and beneficial interests in:

  •
  senior debt securities or subordinated debt securities, or

  •
  debt obligations of third parties, including U.S. treasury securities,

securing the holders' obligations to purchase the common stock under the stock purchase contracts. The stock purchase contracts may require us to make periodic payments to the holders of the stock purchase units or vice versa, and these payments may be unsecured or prefunded on some basis. The stock purchase contracts may require holders to secure their obligations under those contracts in a specified manner.

        The applicable prospectus supplement will describe the terms of the stock purchase contracts or stock purchase units, including, if applicable, collateral or depositary arrangements.

BOOK-ENTRY SYSTEM

        Unless otherwise specified in the applicable prospectus supplement, the securities will trade through DTC. The securities will be represented by one or more global certificates and registered in the name of Cede & Co., DTC's nominee. Upon issuance of the securities, DTC or its nominee will credit, on its book-entry registration and transfer system, the principal amount of the securities represented by such global certificates to the accounts of institutions that have an account with DTC or its participants. The accounts to be credited shall be designated by the underwriters. Ownership of beneficial interests in the global certificates will be limited to participants or persons that may hold interests through participants. The global certificates will be deposited with the applicable trustee as custodian for DTC.

17

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The DTC rules applicable to its Direct Participants and Indirect Participants are on file with the SEC.

        Purchases of global securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the global securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct Participant or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct Participants and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the global securities except in the event that use of the book-entry system for the global securities is discontinued.

        To facilitate subsequent transfers, all global securities deposited by Direct Participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of global securities with DTC and their registration in the name of Cede & Co. or such other nominee will effect no change in beneficial ownership. DTC will have no knowledge of the actual Beneficial Owners of the global securities; DTC's records will reflect only the identity of the Direct Participants to whose accounts such securities are credited, which may or may not be the Beneficial Owners. The Direct Participants and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial Owners may wish to take certain steps to augment transmission to them of notices of significant events with respect to the global securities, such as redemptions, tenders, defaults and proposed amendments to the applicable indenture. Beneficial Owners may wish to ascertain that the nominee holding the global securities for their benefit has agreed to obtain and transmit notices to the Beneficial Owners. In the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.

18

        Any redemption notices will be sent to DTC. If less than all of a series of global securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant to be redeemed.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy (the "Omnibus Proxy") to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        Principal and interest payments, distributions and dividend payments and redemption proceeds, if any, on the global securities will be made to Cede & Co. or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from the applicable trustee or agent on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Direct Participants and Indirect Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street-name," and will be the responsibility of such Participants and not of DTC, the trustee or agent for such securities or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal, premium, if any, interest, distributions and dividend payments and redemption proceeds, if any, to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the applicable trustee or agent and us, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct Participants and Indirect Participants.

        DTC may discontinue providing its services as securities depositary with respect to the securities at any time by giving us reasonable notice. In the event no successor securities depositary is obtained, certificates for the securities will be printed and delivered. We may decide to replace DTC or any successor depositary. Additionally, subject to the procedures of DTC, we may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depositary) with respect to some or all of the securities. In that event, certificates for such securities will be printed and delivered. If certificates for such securities are printed and delivered,

  •
  the securities will be issued in fully registered form without coupons;

  •
  a holder of certificated securities would be able to exchange those securities, without charge, for an equal aggregate principal amount of securities of the same series, having the same issue date and with identical terms and provisions; and

  •
  a holder of certificated securities would be able to transfer those securities without cost to another holder, other than for applicable stamp taxes or other governmental charges.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources, including DTC, that we believe to be reliable, but we take no responsibility for the accuracy thereof.

        None of the trustees, us or any agent for payment on or registration of transfer or exchange of any global security will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

19

 SELLING SECURITYHOLDERS

        Selling securityholders are persons or entities that, directly or indirectly, have acquired or will from time to time acquire from us, our securities in various private transactions. Such selling securityholders may be parties to registration rights agreements with us, or we otherwise may have agreed or will agree to register their securities for resale. If authorized by us, the initial purchasers of our securities, as well as their transferees, pledgees, donees or successors, all of whom we refer to as "selling securityholders," may from time to time offer and sell the securities pursuant to this prospectus and any applicable prospectus supplement.

        The applicable prospectus supplement will set forth the name of each selling securityholder, the number and type of securities beneficially owned by such selling securityholder that are covered by such prospectus supplement, the number and type of securities to be offered for the securityholder's account and the amount and (if one percent or more) the percentage of the class to be owned by such securityholder after completion of the offering. The applicable prospectus supplement also will disclose whether any of the selling securityholders have held any position or office with, have been employed by or otherwise have had a material relationship with us during the three years prior to the date of the prospectus supplement.

PLAN OF DISTRIBUTION

        We and any selling securityholder may sell the securities offered pursuant to this prospectus on a continuous or delayed basis:

  •
  through underwriters or dealers;

  •
  directly; or

  •
  through agents.

        This prospectus may be used in connection with any offering of securities through any of these methods or other methods described in the applicable prospectus supplement.

        The applicable prospectus supplement will set forth the terms under which the securities are offered, including the name or names of any underwriters, dealers or agents, the respective amounts offered, the purchase price of the securities and the proceeds to us from the sale, any underwriting discounts and other items constituting compensation, any initial offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

        Any initial offering price and any discounts, concessions or commissions allowed or reallowed or paid to dealers may be changed from time to time.

        If underwriters are used in an offering, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more of those firms. The specific managing underwriter or underwriters, if any, will be named in the prospectus supplement relating to the particular securities together with the members of the underwriting syndicate, if any. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the particular securities will be subject to certain conditions precedent and the underwriters will be obligated to purchase all of the securities being offered if any are purchased.

        We and any selling securityholder may sell the securities directly or through agents designated from time to time. The applicable prospectus supplement will set forth the name of any agent involved in the offer or sale of the securities in respect of which such prospectus supplement is delivered and

20

any commissions payable by us to such agent. Unless otherwise indicated in the applicable prospectus supplement, any agent will be acting on a best efforts basis for the period of its appointment.

        We may authorize underwriters, dealers or agents to solicit offers by certain institutions to purchase the securities at the public offering price and on the terms described in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

        Securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to herein as the "remarketing firms," acting as principals for their own accounts or as our agent. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, in connection with the securities remarketed thereby.

        Any underwriters, dealers or agents participating in the distribution of the securities may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Agents, dealers and underwriters may be entitled, under agreements entered into with us, to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933, and to contribution with respect to payments which the agents, dealers or underwriters may be required to make in respect of these liabilities. Agents, dealers and underwriters may engage in transactions with or perform services for us in the ordinary course of business.

        Unless otherwise specified in the applicable prospectus supplement, except for our common stock, which is listed on the New York Stock Exchange, the securities will not be listed on a national securities exchange.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

LEGAL MATTERS

        Morgan, Lewis & Bockius LLP, New York, New York and Gregory L. Nelson, Esq., our Senior Vice President, General Counsel and Secretary, will pass upon the validity of the offered securities for us. As of December 4, 2017, Mr. Nelson owned 35,584.64 shares of Ameren common stock. In addition, as of that date, Mr. Nelson owned 53,058 performance share units, none of which are fully vested. Certain legal matters will be passed upon for any underwriters, dealers, purchasers or agents by Pillsbury Winthrop Shaw Pittman LLP, New York, New York. Pillsbury Winthrop Shaw Pittman LLP represents certain of our affiliates from time to time in connection with various matters. All matters pertaining to our incorporation and all other matters of Missouri law relating to us will be passed upon by Mr. Nelson. As to all matters based on the law of the State of Missouri, Morgan, Lewis & Bockius LLP will rely on the opinion of Mr. Nelson. As to all matters based on the law of the State of New York, Mr. Nelson will rely on the opinion of Morgan, Lewis & Bockius LLP.

21

 EXPERTS

        The financial statements and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2016, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

22

PROSPECTUS

UNION ELECTRIC COMPANY
doing business as Ameren Missouri

Senior Secured Debt Securities
First Mortgage Bonds
Senior Unsecured Debt Securities
Preferred Stock

        Union Electric Company, doing business as Ameren Missouri, may offer any of the securities described in this prospectus in one or more offerings from time to time in amounts authorized from time to time. This prospectus may also be used by a selling securityholder of the securities described herein.

        This prospectus provides you with a general description of these securities. We will provide specific information about the offering and the terms of these securities in supplements to this prospectus. The supplements may also add, update or change information contained in this prospectus. You should read this prospectus and the supplements carefully before investing. This prospectus may not be used to sell any of these securities unless accompanied by a prospectus supplement.

        Unless otherwise indicated in the applicable prospectus supplement, the securities described in this prospectus will not be listed on a national securities exchange.

        Our principal executive offices are located at 1901 Chouteau Avenue, St. Louis, Missouri 63103 and our telephone number is (314) 621-3222.

        Investing in our securities involves risks. Before buying our securities, you should refer to the risk factors included in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus, in prospectus supplements relating to specific offerings and in other information that we file with the Securities and Exchange Commission. See "Risk Factors" on page 1.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        These securities may be offered directly or through underwriters, agents or dealers. The terms of the plan of distribution will be provided in the applicable prospectus supplement. See "Plan of Distribution."

The date of this prospectus is December 15, 2017.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC utilizing a "shelf" registration process. Under this shelf registration process, we may sell, at any time and from time to time, in one or more offerings, any of the securities described in this prospectus and selling securityholders may offer such securities owned by them from time to time. We may offer any of the following securities: senior secured debt securities, first mortgage bonds, senior unsecured debt securities and preferred stock (collectively, the "securities").

        This prospectus provides you with a general description of the securities that may be offered by us and/or selling securityholders. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information in this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detail regarding the securities described in this prospectus. You should read this prospectus, the registration statement of which this prospectus is a part and the related exhibits filed with the SEC and any prospectus supplement together with additional information described under "Where You Can Find More Information."

        In this prospectus, "Ameren Missouri," "we," "us" and "our" refer to Union Electric Company and, unless the context otherwise indicates, do not include our subsidiaries, if any.

UNION ELECTRIC COMPANY

        Union Electric Company, doing business as Ameren Missouri, operates a rate-regulated electric generation, transmission and distribution business and a rate-regulated natural gas distribution business in Missouri. Ameren Missouri is a subsidiary of Ameren Corporation ("Ameren"), a public utility holding company under the Public Utility Holding Company Act of 2005. Ameren Missouri was incorporated in Missouri in 1922 and is the successor to a number of companies, the oldest of which was organized in 1881. Ameren Missouri is the largest electric utility in the state of Missouri. It supplies electric and natural gas utility service to a 24,000-square-mile area in central and eastern Missouri. This area has an estimated population of 2.8 million and includes the Greater St. Louis area. As of December 31, 2016, Ameren Missouri supplied electric service to 1.2 million customers and natural gas service to 0.1 million customers.

RISK FACTORS

        Investing in the securities involves certain risks. You are urged to read and consider the risk factors relating to an investment in the securities described in our annual, quarterly and current reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus. Before making an investment decision, you should carefully consider these risks as well as other information we include or incorporate by reference in this prospectus. There may be additional risks and uncertainties (either currently unknown or not currently believed to be material) that could adversely affect the results of our operations, financial position and liquidity. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our financial performance. The prospectus supplement applicable to each type or series of securities we offer may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under that prospectus supplement. Each of the risks described could result in a decrease in the value of the particular securities and your investment therein.

WHERE YOU CAN FIND MORE INFORMATION

        We have filed a registration statement on Form S-3 with the SEC under the Securities Act of 1933. This prospectus is part of the registration statement, but the registration statement also contains or incorporates by reference additional information and exhibits. We are subject to the informational requirements of the Securities Exchange Act of 1934 and, therefore, we file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy the registration statement and any document that we file with the SEC at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC's toll-free telephone number at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding companies, such as us, that file documents with the SEC electronically. The documents can be found by searching the EDGAR archives of the SEC electronically.

        The SEC allows us to "incorporate by reference" the information that we file with the SEC which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and you should read it with the same care. Later information that we file with the SEC will automatically update and supersede this information and will be deemed to be incorporated by reference into this prospectus (other than any documents, or portions of documents, not deemed to be filed). We incorporate by reference the following documents previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2016;

  •
  our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017; and

  •
  our Current Reports on Form 8-K filed on May 1, 2017, and June 15, 2017.

We are also incorporating by reference all additional documents that we file with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this prospectus until the offerings contemplated by this prospectus are completed or terminated.

        Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any separately filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute part of this prospectus.

        You may request a free copy of these filings by writing or telephoning us, c/o Ameren Corporation, at the following address:

  Union Electric Company
  c/o Ameren Corporation
  Attention: Secretary's Department
  P.O. Box 66149
  St. Louis, Missouri 63166-6149
  Telephone: (314) 621-3222

        Upon such request, we will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of all of the information that has been incorporated by reference in this prospectus but not delivered with this prospectus. Copies of these filings are also available from Ameren's website at www.amereninvestors.com. We do not intend this internet address to be an active link or to otherwise incorporate the contents of the website into this prospectus.

        You should rely only on the information incorporated by reference or provided in this prospectus or any supplement or in any written communication from us specifying the final terms of a particular offering of securities. We have not authorized anyone else to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any supplement is accurate as of any date other than the date on the front of those documents or that the information incorporated by reference is accurate as of any date other than the filing date of the document incorporated by reference. Our business, financial position, results of operations and prospects may have changed since those dates.

RATIOS OF EARNINGS TO FIXED CHARGES AND COMBINED
FIXED CHARGES AND PREFERRED STOCK DIVIDEND REQUIREMENTS

        Our ratios of earnings to fixed charges for the five years ended December 31, 2016, and the nine months ended September 30, 2017, were as follows:

	Year Ended December 31,
						Nine Months Ended September 30, 2017
	2012	2013	2014	2015(a)	2016
Ratio of earnings to fixed charges	3.8	3.8	3.7	3.4	3.5	4.5

(a)
2015 includes a $69 million provision for previously-capitalized construction and operating license costs relating to a proposed second nuclear unit at the Callaway Energy Center.

        Our ratios of earnings to combined fixed charges and preferred stock dividend requirements for the five years ended December 31, 2016, and the nine months ended September 30, 2017, were as follows:

	Year Ended December 31,
						Nine Months Ended September 30, 2017
	2012	2013	2014	2015	2016
Ratio of earnings to combined fixed charges and preferred stock dividend requirements	3.7	3.7	3.6	3.3	3.5	4.3

(a)
2015 includes a $69 million provision for previously-capitalized construction and operating license costs relating to a proposed second nuclear unit at the Callaway Energy Center.

USE OF PROCEEDS

        Unless we state otherwise in any prospectus supplement, we will use the net proceeds we receive from the sale of the offered securities:

  •
  to finance our ongoing construction and maintenance programs;

  •
  to redeem, repurchase, repay or retire outstanding indebtedness and preferred stock; and

  •
  for other general corporate purposes.

        The prospectus supplement relating to a particular offering of securities by us will identify the use of proceeds for that offering.

        We will not receive any of the proceeds from the sale of any securities by any selling securityholders.

DESCRIPTION OF SENIOR SECURED DEBT SECURITIES

General

        The senior secured debt securities will be issued under, and secured by, our senior secured indenture dated as of August 15, 2002, as amended and supplemented, which we refer to collectively as the "senior secured indenture," between The Bank of New York Mellon, as senior secured trustee, and us. The senior secured indenture and the form of supplemental indenture or other instrument establishing the senior secured debt securities of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The senior secured indenture has been qualified under the Trust Indenture Act of 1939. The senior secured debt securities of all series that may be issued under the senior secured indenture are referred to in this prospectus as "senior secured debt securities." The following summaries of certain provisions of the senior secured indenture do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the senior secured indenture and the senior secured debt securities.

Priority and Security; Release Date

        Until the release date (as defined below), all of the senior secured debt securities outstanding under the senior secured indenture will be secured by one or more series of our first mortgage bonds, which we refer to as the "senior note mortgage bonds," issued under the mortgage indenture described under "Description of First Mortgage Bonds and Mortgage Indenture" and delivered by us to the senior secured trustee. On the date of original issuance of a series of senior secured debt securities before the release date, we will simultaneously issue and deliver to the senior secured trustee under the senior secured indenture, as security for such senior secured debt securities, a corresponding series of our senior note mortgage bonds. Each series of senior note mortgage bonds will be in the same aggregate principal amount, will have the same stated maturity date and redemption provisions, and, if they bear interest, will have the same interest rate and interest payment dates, as the series of such senior secured debt securities to which they relate. These senior note mortgage bonds will secure the related series of senior secured debt securities. Until the release date, the senior secured debt securities will be secured ratably with our first mortgage bonds in the collateral pledged to secure such bonds.

        When we pay the principal of, premium, if any, and interest on the senior secured debt securities, senior note mortgage bonds of the related series in a principal amount equal to the principal amount of such senior secured debt securities so paid will be deemed fully paid and our obligation to make such payment shall be discharged. Any payment of principal of, premium, if any, and interest on each series of senior note mortgage bonds will generally be applied by the senior secured trustee to satisfy our obligations with respect to principal of, premium, if any, and interest on the related series of senior secured debt securities.

        The release date will be the date that all of our first mortgage bonds issued and outstanding under the mortgage indenture, other than the senior note mortgage bonds, have been retired—at, before or after the maturity thereof—through payment, redemption or otherwise, including those first mortgage bonds deemed to be paid within the meaning of the mortgage indenture. On the release date, the senior secured trustee will deliver to us for cancellation all the senior note mortgage bonds and, not later than 30 days thereafter, will provide notice to all holders of senior secured debt securities of the occurrence of the release date. As a result, on the release date, the senior note mortgage bonds shall cease to secure the senior secured debt securities, and the senior secured debt securities will become our unsecured general obligations and will rank equally with all of our other unsecured and unsubordinated debt from time to time outstanding, unless otherwise secured as described in this prospectus or any prospectus supplement.

        We have agreed that so long as any of our 3.90% Senior Secured Notes due 2042 are outstanding, we will not permit a release date to occur, and so long as any of our 6.70% Senior Secured Notes due 2019, 6.00% Senior Secured Notes due 2018 and 8.45% Senior Secured Notes due 2039 are outstanding, we will not optionally redeem, purchase or otherwise retire in full our outstanding first mortgage bonds not subject to release provisions; therefore a release date will not occur so long as these notes remain outstanding. We have one outstanding series of first mortgage bonds which is not subject to release provisions, a 5.45% series in the principal amount of less than $1 million due in October 2028 (securing environmental improvement indebtedness) that may be redeemed at any time at a redemption price of 100% of the principal amount. We have four other outstanding series of first mortgage bonds maturing in 2022 and 2033 (securing environmental improvement indebtedness) that will be deemed to be satisfied and discharged on the release date. We may at any time redeem our 3.90% Senior Secured Notes due 2042, 8.45% Senior Secured Notes due 2039, 6.70% Senior Secured Notes due 2019 or 6.00% Senior Secured Notes due 2018 at a make-whole redemption price.

        Until the release date, the senior secured debt securities will rank equally with all of our other current and future secured debt that is directly or indirectly secured by the lien of the mortgage indenture, will be effectively senior to our unsecured and unsubordinated debt (with respect to the mortgaged property under the mortgage indenture as defined below under "Description of First Mortgage Bonds and Mortgage Indenture—Priority and Security") and will rank senior in right of payment to our subordinated debt.

        Each series of senior note mortgage bonds will be a series of our first mortgage bonds, all of which are secured by a lien on the mortgaged property. Upon the payment or cancellation of any outstanding senior secured debt securities, the senior secured trustee shall surrender to us for cancellation an equal principal amount of the related series of senior note mortgage bonds. We have agreed not to permit, at any time prior to the release date, the aggregate principal amount of senior note mortgage bonds held by the senior secured trustee to be less than the aggregate principal amount of senior secured debt securities then outstanding under the senior secured indenture. Prior to the release date, we may continue to issue first mortgage bonds under the mortgage indenture and such first mortgage bonds may not be subject to release provisions. Following the release date, we have agreed to cause the mortgage indenture to be discharged and we have agreed not to issue any additional first mortgage bonds under the mortgage indenture. While we have agreed to be precluded after the release date from issuing additional first mortgage bonds under the mortgage indenture, we have not agreed to be precluded under the senior secured indenture from issuing or assuming other secured or unsecured debt, or incurring liens on our property, except to the extent indicated under "—Certain Covenants—Limitation on Liens" and "—Certain Covenants—Limitation on Sale and Lease-Back Transactions," and except as may otherwise be indicated in the applicable prospectus supplement. The senior secured debt securities can become secured by certain of our property from and after the release date as explained below under "—Certain Covenants—Limitation on Liens."

        The senior secured indenture provides that our obligations to compensate the senior secured trustee and reimburse the senior secured trustee for expenses, disbursements and advances will constitute indebtedness which will be secured by a lien generally prior to that of the senior secured debt securities upon all property and funds held or collected by the senior secured trustee as such.

Issuance of Additional Senior Secured Debt Securities

        The senior secured indenture provides that senior secured debt securities may be issued thereunder without limitation as to aggregate principal amount, provided that, prior to the release date, the principal amount of senior secured debt securities that may be issued and outstanding under the senior secured indenture cannot exceed the principal amount of senior note mortgage bonds then held by the senior secured trustee under the senior secured indenture.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of senior secured debt securities will specify:

  •
  the title and any limitation on the aggregate principal amount of the senior secured debt securities;

  •
  the original issue date for the senior secured debt securities and the date on which the senior secured debt securities will mature;

  •
  the interest rate or rates, or method of calculation thereof, for the senior secured debt securities, and the date from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest if other than the fifteenth day of the calendar month next preceding each interest payment date;

  •
  the terms, if any, regarding the optional or mandatory redemption of the senior secured debt securities, including redemption date or dates of the senior secured debt securities, if any, and the price or prices applicable to such redemption;

  •
  any period or periods within which, the price or prices at which and the terms and conditions upon which the senior secured debt securities may be repaid, in whole or in part, at the option of the holder thereof;

  •
  if prior to the release date, the designation of the related series of senior note mortgage bonds being delivered to the senior secured trustee in connection with the issuance of the senior secured debt securities; and

  •
  any other terms of the senior secured debt securities not inconsistent with the senior secured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the senior secured debt securities will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        There is no requirement under the senior secured indenture that our future issuances of debt securities be issued exclusively under the senior secured indenture, and we will be free to employ other indentures or documentation containing provisions different from those included in the senior secured indenture or applicable to one or more issuances of senior secured debt securities, in connection with future issuances of other debt securities, including as described in this prospectus under "Description of Senior Unsecured Debt Securities."

        The senior secured indenture provides that the senior secured debt securities will be issued in one or more series, may be issued at various times, may have differing maturity dates, may have differing redemption provisions and may bear interest at differing rates. We need not issue all senior secured debt securities of one series at the same time, and, unless otherwise provided in the applicable prospectus supplement, we may reopen a series without the consent of the holders of the senior secured debt securities of that series, for issuances of additional senior secured debt securities of that series.

        Unless otherwise provided in the applicable prospectus supplement, there are no provisions in the senior secured indenture or the senior secured debt securities that require us to redeem, or permit the holders to cause a redemption of, the senior secured debt securities or, except for the requirement that existing and additional senior secured debt securities be secured by an equal principal amount of senior note mortgage bonds until a release date occurs as described under "—Priority and Security; Release Date" and "—Issuance of Additional Senior Secured Debt Securities," that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, each series of senior secured debt securities will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of The Depository Trust Company, as depositary, which we refer to as "DTC," and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have senior secured debt securities registered in their names, will not receive or be entitled to receive physical delivery of any senior secured debt securities and will not be considered the registered holders thereof under the senior secured indenture.

        Senior secured debt securities of any series will be exchangeable for other senior secured debt securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor. Unless otherwise indicated in the applicable prospectus supplement, senior secured debt securities may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office of the senior secured trustee maintained for such purpose with respect to any series of senior secured debt securities, without service charge but upon payment of any taxes and other governmental charges as described in the senior secured indenture. Such transfer or exchange will be effected upon the senior secured trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any senior secured debt securities that have been mutilated, destroyed, lost or stolen, new senior secured debt securities of a like aggregate principal amount and tenor will be issued upon the senior secured trustee and us being satisfied with the evidence of ownership and loss and with the security or indemnity provided.

        In the event of any redemption of senior secured debt securities of any series, the senior secured trustee will not be required to exchange or register a transfer of any senior secured debt securities of such series selected, called or being called for redemption except, in the case of any senior secured debt security to be redeemed in part, the portion thereof not to be so redeemed.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on senior secured debt securities issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on senior secured debt securities, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the senior secured debt securities maintained by the senior secured trustee; provided, however, a holder of senior secured debt securities of one or more series under the senior secured indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the senior secured trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, senior secured debt securities in the form of certificated securities will be payable in immediately available funds at the office of the senior secured trustee or at the authorized office of any paying agent upon presentation and surrender of such senior secured debt securities. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay to the senior secured trustee for the payment of principal of, premium, if any, and interest on any senior secured debt security which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such senior secured debt security thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any senior secured debt security is due or the date fixed for redemption of any senior secured debt security is not a business day (as defined in the senior secured indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        Any terms for the optional or mandatory redemption of the senior secured debt securities will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, the senior secured debt securities will be redeemable only upon notice by mail not less than 30 nor more than 60 days prior to the date fixed for redemption, and, if less than all the senior secured debt securities of a series are to be redeemed, the particular senior secured debt securities to be redeemed will be selected by the senior secured trustee in such manner as it shall deem appropriate and fair.

        Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the senior secured trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such senior secured debt securities and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such senior secured debt securities.

Purchase of Senior Secured Debt Securities

        We or our affiliates may, at any time and from time to time, purchase all or some of the senior secured debt securities at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Events of Default

        The following constitute events of default under the senior secured indenture with respect to the senior secured debt securities:

  •
  default in the payment of principal of, and premium, if any, on any senior secured debt securities when due and payable;

  •
  default in the payment of interest on any senior secured debt securities when due and payable which continues for 60 days;

  •
  failure to observe or perform any of our other covenants or warranties in the senior secured debt securities or in the senior secured indenture and the continuation thereof for 60 days after written notice thereof is given to us by the senior secured trustee or to the senior secured trustee and us by the holders of at least 25% in aggregate principal amount of the outstanding senior secured debt securities;

  •
  prior to the release date, the occurrence of a default as defined in the mortgage indenture; provided, however, that the waiver or cure of such default under the mortgage indenture and the rescission and annulment of the consequences thereof under the mortgage indenture shall constitute a waiver of the corresponding event of default under the senior secured indenture and a rescission and annulment of the consequences thereof under the senior secured indenture; and

  •
  the occurrence of certain events of bankruptcy, insolvency, reorganization, assignment or receivership relating to us, whether voluntary or involuntary, specified in the senior secured indenture, including, without limitation, the commencement by us of a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, our consent to an order for relief in an involuntary case under any such law, an assignment for the benefit of creditors or the taking of any other corporate actions in furtherance of the foregoing.

        If an event of default under the senior secured indenture occurs and is continuing, either the senior secured trustee or the holders of not less than 33% in aggregate principal amount of the outstanding senior secured debt securities may declare, by notice in writing, the principal amount of and interest on all senior secured debt securities to be due and payable immediately. Upon such acceleration of the senior secured debt securities, the senior note mortgage bonds shall be immediately redeemable upon demand of the senior secured trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the redemption date. At any time after an acceleration of the senior secured debt securities has been declared, but before a judgment or decree for the payment of the principal amount of the senior secured debt securities has been obtained, and provided the acceleration of all senior note mortgage bonds has not occurred, if we pay or deposit with the senior secured trustee a sum sufficient to pay all matured installments of interest and the principal and premium, if any, which have become due otherwise than by acceleration and any amounts due to the senior secured trustee, and all defaults shall have been cured or waived, then such payment or deposit will cause an automatic rescission and annulment of the acceleration of the senior secured debt securities.

        The senior secured indenture provides that the senior secured trustee generally will be under no obligation to exercise any of its rights or powers under the senior secured indenture at the request or direction of any of the holders of senior secured debt securities unless such holders have offered to the senior secured trustee reasonable security or indemnity. Subject to such provisions for indemnity and certain other limitations contained in the senior secured indenture, the holders of a majority in principal amount of the outstanding senior secured debt securities generally will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the senior secured trustee, or of exercising any trust or power conferred on the senior secured trustee. The holders of a majority in principal amount of the outstanding senior secured debt securities generally will have the right to waive any past default or event of default under the senior secured indenture, except a default in the payment of principal, premium or interest on the senior secured debt securities. The senior secured indenture provides that no holder of senior secured debt securities may institute any action against us under or with respect to the senior secured indenture except as described in the next paragraph or unless such holder previously shall have given to the senior secured trustee written notice of default and continuance thereof and unless the holders of not less than a majority in aggregate principal amount of senior secured debt securities shall have requested the senior secured trustee to institute such action and shall have offered the senior secured trustee reasonable indemnity, and the senior secured trustee shall not have instituted such action within 60 days of such request. Furthermore, no holder of senior secured debt securities will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of senior secured debt securities.

        Notwithstanding the foregoing, each holder of senior secured debt securities has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such senior secured debt securities when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of that holder of senior secured debt securities.

        The senior secured indenture provides that the senior secured trustee, within 90 days after the occurrence of a default with respect to the senior secured debt securities actually known to the senior secured trustee, is required to give the holders of the senior secured debt securities notice of such default, unless cured or waived, but, except in the case of default in the payment of principal of, premium or interest on any senior secured debt securities, the senior secured trustee may withhold such notice if it determines in good faith that it is in the interest of such holders to do so. We are required to deliver to the senior secured trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the senior secured indenture.

Modification

        The senior secured trustee and we may modify and amend the senior secured indenture with the consent of the holders of a majority in principal amount of the outstanding senior secured debt securities, considered as one class, provided that no such modification or amendment may, without the consent of the holder of each outstanding senior secured debt security affected thereby:

  •
  change the maturity date of any senior secured debt security;

  •
  reduce the rate, or change the method of calculation thereof, or extend the time of payment of interest on any senior secured debt security;

  •
  reduce the principal amount of, or premium payable on, any senior secured debt security;

  •
  change the coin or currency of any payment of principal of, premium, if any, or interest on any senior secured debt security;

  •
  change the date on which any senior secured debt security may be redeemed or adversely affect the rights of a holder to institute suit for the enforcement of any payment on any senior secured debt security;

  •
  impair the interest of the senior secured trustee in any senior note mortgage bonds or, prior to the release date, reduce the principal amount of any series of senior note mortgage bonds to an amount less than the principal amount of the related series of senior secured debt securities or alter the payment provisions of those senior note mortgage bonds in a manner adverse to the holders of the senior secured debt securities; or

  •
  modify the foregoing requirements or reduce the percentage of outstanding senior secured debt securities necessary to modify or amend the senior secured indenture or to waive any past default to less than a majority.

        The senior secured trustee and we may modify and amend the senior secured indenture without the consent of the holders:

  •
  to change or eliminate any of the provisions of the senior secured indenture, provided that any such change or elimination shall become effective only when there is no outstanding senior secured debt securities created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to senior secured debt securities issued after the effective date of such change or elimination;

  •
  to establish the form of the senior secured debt securities of any series as permitted by the senior secured indenture or to establish or reflect any terms of the senior secured debt securities of any series as determined by the senior secured indenture;

  •
  to evidence the succession of another corporation to us as permitted by the senior secured indenture, and the assumption by any successor of our covenants in the senior secured indenture and in the senior secured debt securities;

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  to grant or confer upon the senior secured trustee for the benefit of the holders of one or more series of senior secured debt securities any additional rights, remedies, powers or authority;

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  to permit the senior secured trustee to comply with any duties imposed upon it by law;

  •
  to specify further the duties and responsibilities of, and to define further the relationships among, the senior secured trustee, any authenticating agent and any paying agent, and to evidence the succession of a successor trustee as permitted under the senior secured indenture;

  •
  to add to our covenants for the benefit of the holders of one or more series of senior secured debt securities or to surrender a right conferred on us in the senior secured indenture;

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  to add further security for the senior secured debt securities;

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  to add an event of default with respect to one or more series of senior secured debt securities;

  •
  to add provisions permitting us to be released with respect to one or more series of outstanding senior secured debt securities from our obligations under the covenants described under "—Certain Covenants—Limitation on Liens," "—Certain Covenants—Limitation on Sale and Lease-Back Transactions" and "—Consolidation, Merger and Sale or Disposition of Assets," upon satisfaction of conditions with respect to such series of senior secured debt securities that are the same as those described under "—Defeasance and Discharge," except that the opinion of tax counsel referred to in that section need not be based upon a ruling or similar pronouncement by the Internal Revenue Service or a change in law;

  •
  to comply with our obligations with respect to limitations on liens in the senior secured indenture;

  •
  to supply omissions, cure ambiguities or correct defects which actions, in each case, are not prejudicial to the interests of the holders in any material respect; or

  •
  to make any other change that is not prejudicial to the holders of senior secured debt securities.

        A supplemental indenture which changes or eliminates any covenant or other provision of the senior secured indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of senior secured debt securities, or which modifies the rights of the holders of senior secured debt securities of such series with respect to such covenant or provision, will be deemed not to affect the rights under the senior secured indenture of the holders of senior secured debt securities of any other series.

Defeasance and Discharge

        The senior secured indenture provides that we will be discharged from any and all obligations in respect of the senior secured debt securities and the senior secured indenture, except for certain obligations such as obligations to register the transfer or exchange of senior secured debt securities, replace stolen, lost or mutilated senior secured debt securities and maintain paying agencies, if, among other things, we irrevocably deposit with the senior secured trustee, in trust for the benefit of holders of senior secured debt securities, money or certain United States government obligations, or any combination thereof, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient, without reinvestment, to make all payments of principal of, premium, if any, and interest on the senior secured debt securities on the dates such payments are due in accordance with the terms of the senior secured indenture and the senior secured debt securities; provided that, unless all of the senior secured debt securities are to be due within 90 days of such deposit by redemption or otherwise, we shall also have delivered to the senior secured trustee an opinion of counsel expert in federal tax matters to the effect that we have received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change in law, in either case to the effect that the holders of the senior secured debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the senior secured indenture and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case absent such defeasance or discharge of the senior secured indenture. Thereafter, the holders of senior secured debt securities must look only to such deposit for payment of the principal of, premium, if any, and interest on the senior secured debt securities.

Consolidation, Merger and Sale or Disposition of Assets

        We have agreed not to consolidate with or merge into any other corporation or sell or otherwise dispose of our properties substantially as an entirety to any person unless:

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  the successor corporation or the person that receives such properties pursuant to such sale or other disposition shall be a corporation organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia;

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  the successor corporation or the person that receives such properties pursuant to such sale or other disposition assumes by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest on all the senior secured debt securities and the performance of every covenant of the senior secured indenture to be performed or observed by us; and

  •
  if such consolidation, merger, sale or disposition occurs prior to the release date, the successor corporation or the person that receives such properties pursuant to such sale or other disposition assumes by a supplemental indenture to the mortgage indenture our obligations under the mortgage indenture with respect to the senior note mortgage bonds.

        Upon any such consolidation, merger, sale or other disposition of our properties substantially as an entirety, the successor corporation formed by such consolidation or into which we are merged or the person to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, us under the senior secured indenture with the same effect as if such successor corporation or person had been named as us therein and we will be released from all obligations under the senior secured indenture. For purposes of the senior secured indenture, the conveyance or other transfer by us of:

  •
  all or any portion of our facilities for the generation of electric energy;

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  all of our facilities for the transmission of electric energy; or

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  all of our facilities for the distribution of natural gas;

in each case considered alone or in any combination with properties described in any other clause, shall in no event be deemed to constitute a conveyance or other transfer of all our properties as or substantially as an entirety.

Certain Covenants

  Limitation on Liens

        The senior secured indenture provides that we may not issue, assume, guarantee or permit to exist after the release date any Debt (as defined below) that is secured by any mortgage, security interest, pledge, lien or other encumbrance ("Lien") of or upon any of our Operating Property (as defined below), whether owned at the date of the senior secured indenture or thereafter acquired, without in any such case effectively securing the senior secured debt securities (together with, if we shall so determine, any of our other indebtedness ranking equally with the senior secured debt securities) equally and ratably with such Debt (but only so long as such Debt is so secured).

        The foregoing restriction will not apply to:

  (1)
  Liens on Operating Property existing at the time of acquisition by us (which Liens may also extend to subsequent repairs, alterations and improvements to such Operating Property);

  (2)
  Liens on operating property of a corporation existing at the time such corporation is merged into or consolidated with, or such corporation disposes of all or substantially all its properties (or those of a division) to, us (which Liens may also extend to Operating Property subsequently acquired, constructed, developed, repaired, altered or improved if required by the mortgage, security agreement or other instrument creating such Lien provided that such Liens may not extend to Operating Property owned by us immediately prior to such merger, consolidation, sale, lease or disposition);

  (3)
  Liens on Operating Property to secure all or part of the cost of acquisition, construction, development or substantial repair, alteration or improvement of property or to secure Debt incurred to provide funds for any such purpose (including the costs of incurring such Debt) or for reimbursement of funds previously expended for any such purpose (including the costs of incurring such Debt), provided such Liens are created or assumed contemporaneously with, or within 18 months after, such acquisition or the completion of substantial repair or alteration, construction, development or substantial improvement;

  (4)
  Liens in favor of any State, or any department, agency or instrumentality or political subdivision of any State, or for the benefit of holders of securities issued by any such entity (or providers of credit enhancement with respect to such securities), to secure any Debt (including, without limitation, our obligations with respect to industrial development, pollution control or similar revenue bonds) incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving our Operating Property; or

  (5)
  any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in clauses (1) through (4); provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by said clauses (1) to (4), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

Also, the foregoing restriction will not apply to the issuance, assumption or guarantee by us of Debt secured by a Lien that would otherwise be subject to the foregoing restrictions up to an aggregate principal amount which, together with all our other secured Debt (not including secured Debt permitted under any of the foregoing exceptions) and the Value (as defined below) of Sale and Lease-Back Transactions (as defined below) existing at such time (other than Sale and Lease-Back Transactions the proceeds of which have been applied to the retirement of certain indebtedness, Sale and Lease-Back Transactions in which the property involved would have been permitted to be mortgaged under any of the foregoing exceptions in clauses (1) to (5) and Sale and Lease-Back Transactions that are permitted by the first sentence of "—Limitation on Sale and Lease-Back Transactions"), does not exceed 15% of Capitalization (as defined below).

  Limitation on Sale and Lease-Back Transactions

        The senior secured indenture provides that we may not enter into or permit to exist after the release date any Sale and Lease-Back Transaction (as defined below) with respect to any Operating Property (except for transactions involving leases for a term, including renewals, of not more than 48 months), if the purchaser's commitment is obtained more than 18 months after the later of (i) the completion of the acquisition and (ii) the placing in operation of such Operating Property or of such Operating Property as constructed or developed or substantially repaired, altered or improved. This restriction will not apply if:

  (1)
  we would be entitled pursuant to any of the provisions described in clauses (1) to (5) of the first sentence of the second paragraph under "—Limitation on Liens" to issue, assume, guarantee or permit to exist Debt secured by a Lien on such Operating Property without equally and ratably securing the senior secured debt securities;

  (2)
  after giving effect to such Sale and Lease-Back Transaction, we could incur pursuant to the provisions described in the second sentence of the second paragraph under "—Limitation on Liens," at least $1.00 of additional Debt secured by Liens (other than Liens permitted by clause (1)); or

  (3)
  we apply within 180 days an amount equal to, in the case of a sale or transfer for cash, the net proceeds (not exceeding the net book value), and, otherwise, an amount equal to the fair value (as determined by our board of directors) of the Operating Property so leased, to the retirement of senior secured debt securities or our other Debt ranking senior to, or equally with, the senior secured debt securities, subject to reduction for senior secured debt securities and such Debt retired during such 180-day period otherwise than pursuant to mandatory sinking fund or prepayment provisions and payments at stated maturity.

  Certain Definitions

        "Capitalization" means the total of all the following items appearing on, or included in, our consolidated balance sheet:

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  liabilities for Debt maturing more than 12 months from the date of determination; and

  •
  common stock, preferred stock or other securities, hybrid preferred securities, premium on capital stock, capital surplus, capital in excess of par value and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of our capital stock held in our treasury.

Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which we are engaged and that are approved by independent accountants regularly retained by us, and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

        "Debt" means any of our outstanding debt for money borrowed evidenced by notes, debentures, bonds, or other securities, or guarantees of any thereof.

        "Operating Property" means:

  •
  any interest in real property owned by us; and

  •
  any asset owned by us that is depreciable in accordance with generally accepted accounting principles in the United States excluding, in either case, any interest of us as lessee under any lease which has been or would be capitalized on the books of the lessee in accordance with such generally accepted accounting principles (except for a lease that results from a Sale and Lease-Back Transaction).

        "Sale and Lease-Back Transaction" means any arrangement with any person providing for the leasing to us of any Operating Property (except for leases for a term, including any renewals thereof, of not more than 48 months), which Operating Property has been or is to be sold or transferred by us to such person; provided, however, Sale and Lease-Back Transaction does not include any arrangement first entered into prior to the date of the senior secured indenture.

        "Value" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of:

  •
  the net proceeds to us from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction; and

  •
  the net book value of such property, as determined in accordance with generally accepted accounting principles by us at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.

Voting of Senior Note Mortgage Bonds Held by Senior Secured Trustee

        The senior secured trustee, as the holder of the senior note mortgage bonds, will attend any meeting of bondholders under the mortgage indenture, or, at its option, will deliver its proxy in connection therewith relating to matters with respect to which it is entitled to vote or consent. So long as no event of default under the senior secured indenture shall have occurred and be continuing, the senior secured trustee shall vote all senior note mortgage bonds then held by it, or consent with respect thereto, proportionately with the vote or consent of the holders of all other first mortgage bonds outstanding under the mortgage indenture, the holders of which are eligible to vote or consent; provided, however, with respect to any amendment or modification of the mortgage indenture which, if it were an amendment or modification of the senior secured indenture, would require the consent of holders of senior secured debt securities as described under "—Modification," the senior secured trustee shall not vote in favor of, or consent to, such amendment or modification without the prior consent of holders of senior secured debt securities that would be required for such an amendment or modification of the senior secured indenture. If there are no holders of other first mortgage bonds outstanding under the mortgage indenture who are eligible to vote or consent with respect to any amendment or modification of the mortgage indenture, the senior secured trustee shall vote the senior note mortgage bonds then held by it, or consent with respect thereto, in accordance with the consent of the holders of senior secured debt securities that would be required for such an amendment or modification of the senior secured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, each initial and future holder of senior secured debt securities of every series issued after May 15, 2012, will irrevocably (a) consent to each of the amendments to the mortgage indenture described under "Description of First Mortgage Bonds and Mortgage Indenture" entitled: "—Priority and Security," "—Issuance of Additional First Mortgage Bonds," "—Release of Property," "—Withdrawal of Cash," "—Consolidation, Merger, Sale or Lease," "—Modification of the Mortgage Indenture" and "—Mortgage Events of Default" without any other or further action by any holder of such senior secured debt securities and (b) designate the senior secured trustee as the proxy of such holder with irrevocable instructions to vote and deliver written consents on behalf of such holder in favor of such amendments at any meeting of noteholders or bondholders, in lieu of any meeting of noteholders or bondholders, in response to any consent solicitation or otherwise. As of November 30, 2017, the holders of senior secured debt securities in the principal amount of $1,635 million have consented to such amendments. For information regarding voting or consents by holders of first mortgage bonds (other than senior note mortgage bonds), see "—Reserved Rights to Amend the Mortgage Indenture and Consents" under "Description of First Mortgage Bonds and Mortgage Indenture" in this prospectus.

Resignation or Removal of Senior Secured Trustee

        The senior secured trustee may resign at any time upon written notice to us specifying the day upon which the resignation is to take effect and such resignation will take effect immediately upon the later of the appointment of a successor trustee and such specified day. The senior secured trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the senior secured trustee and signed by the holders, or their attorneys-in-fact, of at least a majority in principal amount of the then outstanding senior secured debt securities. In addition, so long as no event of default or event which, with the giving of notice or lapse of time or both, would become an event of default has occurred and is continuing, we may remove the senior secured trustee upon notice to the holder of each senior secured debt security outstanding and the senior secured trustee, and the appointment of a successor trustee.

Concerning the Senior Secured Trustee

        We and our affiliates maintain corporate trust and other banking relationships with The Bank of New York Mellon and its affiliates.

        The Bank of New York Mellon is also acting as trustee under the mortgage indenture. As trustee under the senior secured indenture, The Bank of New York Mellon could have a conflicting interest for purposes of the Trust Indenture Act of 1939 if an event of default were to occur under the senior secured indenture. In that case, the senior secured trustee may be required to eliminate such conflicting interest by resigning as senior secured trustee. There are other instances under the Trust Indenture Act of 1939 which would require the resignation of the senior secured trustee if a senior secured indenture event of default were to occur.

Governing Law

        The senior secured indenture is, and the senior secured debt securities will be, governed by New York law.

DESCRIPTION OF FIRST MORTGAGE BONDS AND MORTGAGE INDENTURE

General

        Each series of first mortgage bonds will be a new series of first mortgage bonds issued under our Mortgage and Deed of Trust dated June 15, 1937, between us and The Bank of New York Mellon, as successor mortgage trustee, as supplemented, modified and amended by various supplemental indentures, which we collectively refer to as the "mortgage indenture." The mortgage indenture and the form of supplemental indenture establishing the first mortgage bonds of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The mortgage indenture has been qualified under the Trust Indenture Act of 1939. The first mortgage bonds of all series that may be issued under the mortgage indenture are referred to in this prospectus as "first mortgage bonds." The following summaries of certain provisions of the mortgage indenture do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the mortgage indenture and the first mortgage bonds.

        The first mortgage bonds will be issued directly or as security for our obligations under the senior secured indenture and the senior secured debt securities issued thereunder. We refer to first mortgage bonds issued to secure our obligations under the senior secured indenture and the senior secured debt securities issued thereunder as "senior note mortgage bonds."

Reserved Rights to Amend the Mortgage Indenture and Consents

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds, including any senior note mortgage bonds, created after May 15, 2012, as described below under "—Priority and Security," "—Issuance of Additional First Mortgage Bonds," "—Release of Property," "—Withdrawal of Cash," "—Consolidation, Merger, Sale or Lease," "—Modification of the Mortgage Indenture" and "—Mortgage Events of Default." In addition, unless otherwise indicated in the applicable prospectus supplement, each initial and future holder of first mortgage bonds (other than senior note mortgage bonds) of every series created after the date of this prospectus will irrevocably (a) consent to each of such amendments to the mortgage indenture without any other or further action by any holder of such first mortgage bonds and (b) designate the mortgage trustee as the proxy of such holder with irrevocable instructions to vote and deliver written consent on behalf of such holder in favor of such amendments at any meeting of bondholders, in lieu of any meeting of bondholders, in response to any consent solicitation or otherwise. As of November 30, 2017, no holder of first mortgage bonds (other than senior note mortgage bonds) has consented to such amendments. For information regarding voting or consents by the holder of senior note mortgage bonds, the senior secured trustee, see "—Voting of Senior Note Mortgage Bonds Held by Senior Secured Trustee" under "Description of Senior Secured Debt Securities" in this prospectus.

Priority and Security

        The first mortgage bonds, including the senior note mortgage bonds, will be secured by the lien of the mortgage indenture, which, subject to certain exceptions, is a first lien on substantially all of our properties. The mortgage indenture also contains provisions subjecting property we acquire in the future (with certain exceptions) to the lien of the mortgage indenture.

        The lien of the mortgage indenture on our properties may be subject to permitted liens which include tax liens and other assessments which are not delinquent or which are being contested, undetermined liens and charges incidental to construction, easements, reservations and rights of others (including governmental entities) in, and defects of title in, certain property of ours, certain liens on rights-of-way for transmission or distribution line purposes, and certain liens in favor of the mortgage trustee. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to amend the definition of permitted liens to include, among other things,

  •
  any lien of the mortgage trustee granted by the mortgage indenture;

  •
  tax liens, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days' notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens, other liens incident to construction, liens or privileges of any of our employees for salary or wages earned, but not yet payable, and other liens, including without limitation liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days' notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  specified judgment liens;

  •
  easements, leases, reservations or other rights of others (including governmental entities) in, and defects of title in, our property;

  •
  liens securing indebtedness or other obligations relating to real property we acquired for specified transmission, distribution or communication purposes or for the purpose of obtaining rights-of-way;

  •
  specified leases and leasehold, license, franchise and permit interests;

  •
  liens resulting from law, rules, regulations, orders or rights of governmental authorities and specified liens required by law or governmental regulations;

  •
  liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities in connection with industrial development, pollution control or other revenue bonds, or other obligations the interest on which is not included in taxable income for federal or state tax purposes or is otherwise entitled to tax benefits;

  •
  rights of others to take minerals, timber, electric energy or capacity, gas, water, steam or other products produced by us or by others on our property;

  •
  rights and interests of persons other than us arising out of agreements relating to the common ownership or joint use of property, and liens on the interests of those persons in the property;

  •
  restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public services corporation;

  •
  liens in favor of a governmental entity securing payments or obligations pursuant to a statute (other than taxes and assessments);

  •
  liens or encumbrances which in the opinion of counsel do not, individually or in the aggregate, materially impair the lien of the mortgage indenture or the security afforded thereby for the benefit of bondholders; and

  •
  liens securing indebtedness for the payment of which money has been irrevocably deposited in trust and liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made.

        In addition, there are excepted from the lien of the mortgage indenture, among other things, the following:

  •
  cash and securities not deposited with or pledged to the mortgage trustee under the mortgage indenture;

  •
  contracts, operating agreements and rights to sue for money or property that are not specifically assigned or pledged to the mortgage trustee;

  •
  materials and supplies not installed as a part of our fixed property;

  •
  merchandise, appliances and supplies held for resale or leasing to our customers in the ordinary conduct of our business; and

  •
  electric energy and other materials or products generated, manufactured, produced or purchased for sale, distribution or uses in the ordinary course and conduct of our business.

We sometimes refer to property of ours not covered by the lien of the mortgage indenture as "excepted property." We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to exclude from the lien of the mortgage indenture, among other things, the following types of property, whether then owned or acquired in the future:

  •
  cash, deposit accounts, securities and policies of insurance on the lives of our officers not paid or delivered to or deposited with or held by the mortgage trustee or required so to be;

  •
  contracts, leases, operating agreements and other agreements of all kinds (other than our franchises, permits and licenses that are transferable and necessary for the operation of the mortgaged property), contract rights, bills, notes and other instruments, revenues, income and earnings, accounts, accounts receivable, rights to payment, payment intangibles and unbilled revenues, rights created by statute or governmental action to bill and collect revenues or other amounts from customers or others, credits, claims, demands and judgments;

  •
  governmental and other licenses, permits, franchises (other than our licenses, permits, and franchises that are transferable and necessary for the operation of mortgaged property), consents and allowances;

  •
  unrecorded easements and rights-of-way;

  •
  intellectual property rights and other general intangibles;

  •
  vehicles, movable equipment, aircraft and vessels and parts, accessories and supplies used in connection with any of the foregoing;

  •
  personal property of such character that the perfection of a security interest therein or other lien thereon is not governed by the Uniform Commercial Code in effect where we are organized;

  •
  merchandise and appliances acquired for the purpose of resale in the ordinary course and conduct of our business, and materials and supplies held for consumption in operation or held in advance of use thereof for fixed capital purposes;

  •
  electric energy and capacity, gas, steam and other materials and products generated, manufactured, produced or purchased by us for sale, distribution or use in the ordinary course and conduct of our business;

  •
  property which is the subject of a lease agreement designating us as lessee, and all our right, title and interest in and to the property and in, to and under the lease agreement, whether or not the lease agreement is intended as security, but if any lease or leasehold is subjected to the lien of the mortgage indenture, the last day of the term of such lease or leasehold will continue to be excepted property;

  •
  property which has been released from the lien of the mortgage indenture and improvements, extensions and additions to such properties and renewals, replacements, substitutions of or for any parts thereof;

  •
  goodwill and going concern rights to the extent excluded from the definition of property additions (as defined below under "—Issuance of Additional First Mortgage Bonds"); and

  •
  property the cost of acquisition or construction of which is properly chargeable to an operating expense account of ours.

        The mortgage indenture contains provisions subjecting certain after-acquired property to the lien thereof. These provisions are limited in the case of consolidation or merger (whether or not we are the surviving entity) or sale of substantially all of our assets. In the event of consolidation or merger or the sale of all or substantially all of our property as an entirety, the mortgage indenture will not be required to be a lien upon any of the properties then owned or thereafter acquired by the successor entity except properties acquired from us in or as a result of such transaction and improvements, extensions and additions to such properties and replacements and substitutions of or for any part or parts of such properties. See "—Consolidation, Merger, Sale or Lease."

        We may acquire mortgaged property that is subject to vendors' liens, purchase money liens and other prior liens with two limitations if such prior lien is not a permitted lien, i.e. (1) at the time of acquisition, the principal amount of outstanding indebtedness secured by such prior lien may not exceed 60% of the lesser of the cost or fair value of the property of the nature of property additions subject to such lien and (2) the net earnings of such property available for interest and property retirement appropriations for 12 consecutive calendar months during the 15 calendar months preceding such acquisition have been at least the greater of twice the amount of annual interest charges on, or 10% of the principal amount of, all outstanding indebtedness secured by such lien. In addition, so long as any first mortgage bonds issued before May 15, 2012, remain outstanding, we have agreed that the net earnings of such property available for interest after property retirement appropriations for 12 consecutive calendar months during the 15 calendar months preceding such acquisition have been at least equal to twice the annual interest on all outstanding indebtedness secured by such lien. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to permit us to acquire mortgaged property that is subject to vendors' liens, purchase money liens and other prior liens without the foregoing limitations but with the following limitation: if the prior lien constitutes a lien (other than a permitted lien) on any property additions owned by us immediately before such acquisition that ranks prior to or on a parity with the lien of the mortgage indenture on such property additions, the principal amount of outstanding indebtedness secured by such prior lien may not exceed the bonding ratio multiplied by the fair value of the property so acquired.

        The mortgage indenture provides that the mortgage trustee will have a lien, prior to the lien on behalf of the holders of first mortgage bonds, upon the mortgaged property for the payment of its reasonable compensation and certain expenses and taxes and for indemnity against certain liabilities.

Issuance of Additional First Mortgage Bonds

        The maximum principal amount of first mortgage bonds which may be issued under the mortgage indenture is unlimited. First mortgage bonds of any series may be issued from time to time under the mortgage indenture on the basis of, and in an aggregate principal amount not exceeding:

  (1)
  60% (sometimes referred to herein as the "bonding ratio") of the net bondable value of property additions (as defined below) not subject to an unfunded prior lien;

  (2)
  the aggregate principal amount of refundable bonds (which consist of first mortgage bonds which have been paid, redeemed or otherwise retired or for the payment of which sufficient cash has been irrevocably deposited with the mortgage trustee, have not been used for certain other purposes under the mortgage indenture and have not been paid, redeemed or otherwise retired by the application of cash constituting mortgaged property); and

  (3)
  the amount of cash deposited with the mortgage trustee for such purpose, which cash may thereafter be withdrawn upon the same basis that additional first mortgage bonds are issuable under (1) and (2) above.

We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to increase the bonding ratio up to 70%.

        "Bondable property" and "property additions" generally include any property which is owned by us, is subject to the lien of the mortgage indenture, is used or useful for our electric or steam business and is chargeable to our fixed property accounts, except goodwill and going concern value, separate franchises and governmental permits, gas properties, transportation properties, and certain leasehold estates, rights-of-way and easements. Bondable property and property additions include construction work in progress on nuclear facilities and nuclear fuel. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that bondable property and property additions generally include any property which is owned by us and is subject to the lien of the mortgage indenture except

(with certain exceptions) goodwill and going concern value rights, and property the cost of acquisition or construction of which is properly chargeable to an operating expense account of ours.

        The "net bondable value of property additions" is generally (a) the lesser of cost or fair value to us of all property additions not subject to an unfunded prior lien, subject to certain adjustments for releases and other retirements, less (b) 10/6ths of the aggregate principal amount of first mortgage bonds authenticated and delivered on the basis of property additions. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to change the 10/6ths in the preceding sentence to the reciprocal of the bonding ratio. (For example, the reciprocal of the current bonding ratio of 60% is 10/6ths. If the bonding ratio were increased to 70%, then the reciprocal would be 10/7ths.)

        "Unfunded prior liens" are liens (other than permitted liens) on the mortgaged property that are prior to the lien of the mortgage, secure obligations other than first mortgage bonds, and are not secured by a deposit of moneys sufficient to pay those obligations.

        In general, the issuance of additional first mortgage bonds is also subject to:

  (A)
  our net earnings available for interest and property retirement appropriations, as described below, for 12 consecutive months within the 15 calendar months preceding the application for such issuance being at least equal to the greater of twice the annual interest charges on, or 10% of the principal amount of, all first mortgage bonds and prior lien bonds then outstanding and then being issued; and

  (B)
  our net earnings available for interest after property retirement appropriations, as described below, for 12 consecutive months within the 15 calendar months preceding the application for such issuance being at least equal to twice the annual interest on all such first mortgage bonds and prior lien bonds.

        We do not need to satisfy these earnings tests in order to issue first mortgage bonds to refund first mortgage bonds previously issued, or to refund a prior lien which simultaneously becomes a funded prior lien upon the property additions made on the basis of such application, if we make the application to issue additional first mortgage bonds for either of these two purposes at any time after a date two years prior to the maturity of the first mortgage bonds or prior lien bonds being refunded. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to delete the test set forth under (A) above with respect to the issuance of additional Bonds. Unless otherwise specified in a subsequent prospectus supplement, the test set forth under (B) above will not be required after the bonds of all series created before the date of this prospectus cease to be outstanding.

        Our "net earnings available for interest and property retirement appropriations" is defined as total operating revenues and net non-operating revenues, less operating expenses (other than income taxes). Our "net earnings available for interest after property retirement appropriations" is defined as total operating revenues and net non-operating revenues, less operating expenses (other than income taxes) and less the greater of (1) the provisions for depreciation and expenditures for maintenance and repairs for the period in question or (2) 15% of gross operating revenues (as defined in the mortgage indenture) for the period in question.

        Prior lien bonds secured by an unfunded prior lien may be issued under the circumstances and subject to the conditions and limitations contained in the mortgage indenture referred to above. We have no plans to issue any such bonds.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of first mortgage bonds, other than senior note mortgage bonds, will specify:

  •
  the designation of such first mortgage bonds;

  •
  the date or dates on which the principal of such first mortgage bonds is payable;

  •
  the interest rate or rates for such first mortgage bonds and the date or dates from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest;

  •
  the option, if any, for us to redeem such first mortgage bonds and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such first mortgage bonds may be redeemed;

  •
  our obligation, if any, to redeem or purchase such first mortgage bonds pursuant to any sinking fund or at the option of the holder and the terms and conditions upon which such first mortgage bonds will be redeemed; and

  •
  any other terms not inconsistent with the provisions of the mortgage indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the first mortgage bonds will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        The senior note mortgage bonds will have the same aggregate principal amount, interest rate and maturity date as the related series of senior secured debt securities and will be redeemable when the related series of senior secured debt securities is redeemable or when payment of the related series of senior secured debt securities has been accelerated after an event of default. Upon payment of the principal of, premium, if any, or interest on the senior secured debt securities, senior note mortgage bonds of the corresponding series in a principal amount equal to the principal amount of such senior secured debt securities so paid will be deemed fully paid and our obligation to make such payment shall be discharged.

        Unless otherwise provided in the applicable prospectus supplement, there are no provisions in the mortgage indenture or the first mortgage bonds that require us to redeem, or permit the holders to cause a redemption of, the first mortgage bonds or, except as described under "—Priority and Security" and "—Issuance of Additional First Mortgage Bonds," that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, other than senior note mortgage bonds, each series of first mortgage bonds will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of DTC, as depositary, and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have first mortgage bonds registered in their names, will not receive or be entitled to receive physical delivery of any first mortgage bonds and will not be considered the registered holders thereof under the mortgage indenture.

        First mortgage bonds will be exchangeable for other first mortgage bonds of the same series of any authorized denominations and of a like aggregate principal amount and tenor. Unless otherwise indicated in the applicable prospectus supplement, subject to the terms of the mortgage indenture, first mortgage bonds may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office or agency we may designate for such purpose with respect to any series of first mortgage bonds, without service charge but upon payment of any taxes and other governmental charges as described in the mortgage indenture. Such transfer or exchange will be effected upon the mortgage trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any first mortgage bonds that have been mutilated, destroyed, lost or stolen, new first mortgage bonds of a like aggregate principal amount and tenor will be issued upon the mortgage trustee and us being satisfied with the evidence of ownership and loss and with the indemnity provided.

        Notwithstanding the foregoing, we will not be required to transfer or exchange any first mortgage bonds for a period of five days before an interest payment date for such first mortgage bonds or the redemption date of such first mortgage bonds.

        The senior note mortgage bonds will be immediately delivered to, and registered in the name of, the senior secured trustee. The senior secured indenture provides that the senior secured trustee shall not transfer any senior note mortgage bonds except to a successor trustee, to us, as provided in the senior secured indenture, or in compliance with a court order in connection with a bankruptcy or reorganization proceeding of us.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on first mortgage bonds issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on first mortgage bonds, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the first mortgage bonds; provided, however, a holder of first mortgage bonds of one or more series under the mortgage indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the mortgage trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, first mortgage bonds in the form of certificated securities will be payable in immediately available funds at the office of the mortgage trustee or at the authorized office of any paying agent upon presentation and surrender of such first mortgage bonds. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay to the mortgage trustee for the payment of principal of, premium, if any, and interest on any first mortgage bonds which remain unclaimed at the end of six years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such first mortgage bonds thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any first mortgage bond is due or the date fixed for redemption of any first mortgage bond is not a business day (as defined in the mortgage indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        The senior note mortgage bonds will be redeemed on the respective dates and in the respective principal amounts that correspond to the redemption dates for, and the principal amounts to be redeemed of, the corresponding series of senior secured debt securities. The senior note mortgage bonds will not be entitled to any covenant providing for the retirement or amortization of senior note mortgage bonds outstanding or for the certification of expenditures for bondable property in lieu of such retirement.

        In the event of an event of default under the senior secured indenture and acceleration of the senior secured debt securities, the senior note mortgage bonds will be immediately redeemable in whole, upon demand of the senior secured trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the redemption date.

        With respect to any first mortgage bonds that are not senior note mortgage bonds, any terms for the optional or mandatory redemption of such first mortgage bonds will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, such first mortgage bonds will be redeemable only upon notice by mail not less than 30 nor more than 60 days prior to the date fixed for redemption, and, if less than all the first mortgage bonds of a series are to be redeemed, the particular first mortgage bonds to be redeemed will be selected by the mortgage trustee in such manner as it shall deem appropriate and fair. Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the mortgage trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such first mortgage bonds and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such first mortgage bonds.

Purchase of First Mortgage Bonds

        We or our affiliates may, at any time and from time to time, purchase all or some of the first mortgage bonds at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Mortgage Events of Default

        Each of the following events constitutes an event of default under the mortgage indenture, referred to in this prospectus as a "mortgage event of default":

  •
  default in payment of principal;

  •
  default for 30 days in payment of interest or satisfaction of our obligations respecting any sinking, improvement, maintenance or analogous fund;

  •
  certain events relating to our reorganization, bankruptcy or insolvency or the appointment of a receiver for us or any substantial part of the mortgaged property;

  •
  default in other covenants for 60 days after written notice has been given to us by the mortgage trustee or the holders of at least 15% in principal amount of the outstanding first mortgage bonds;

  •
  termination of corporate franchise without continuance of business by a successor entity;

  •
  default in payment of principal of, or interest on, any prior lien bonds; or

  •
  failure under certain circumstances to discharge, or provide for, judgments.

We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to delete the defaults described in the last two bullets above.

Remedies

        If a mortgage event of default occurs and is continuing, then the mortgage trustee or the holders of not less than 25% in principal amount of the first mortgage bonds then outstanding may declare the principal amount of all of the first mortgage bonds to be immediately due and payable. At any time after such declaration, but before the sale of any of the mortgaged property, the holders of a majority of outstanding first mortgage bonds may rescind such declaration if all defaults (other than the payment of principal which has been so declared due and payable) have been cured. The mortgage trustee is required to enforce the lien of the mortgage indenture upon request of the holders of a majority in amount of the outstanding first mortgage bonds on default. The mortgage trustee has no obligations to exercise any of its trusts or powers at the request of any of the bondholders unless indemnified to its satisfaction, but the mortgage trustee is not relieved of its obligation to act upon the occurrence of a mortgage event of default.

        The mortgage indenture provides that, under certain circumstances and to the extent permitted by law, if a mortgage event of default occurs and is continuing, the mortgage trustee has the power to take possession of, and to hold, operate and manage, the mortgaged property, or with or without entry, to sell the mortgaged property. If the mortgaged property is sold, whether by the mortgage trustee or pursuant to judicial proceedings, the principal of the outstanding first mortgage bonds, if not previously due, will become immediately due, together with any accrued interest.

        The holders of a majority in principal amount of the first mortgage bonds then outstanding will have the right to direct the time, method and place of conducting any proceedings for any remedy available to the mortgage trustee or exercising any trust or power conferred on the mortgage trustee, provided that:

  •
  such holders have offered to the mortgage trustee indemnity satisfactory to it against the costs and liabilities incurred in good faith and without negligence; and

  •
  such direction does not conflict with the obligations of the mortgage trustee to exercise its rights and powers under the mortgage indenture.

        The mortgage indenture provides that no holder of any first mortgage bond will have any right to institute any proceeding, judicial or otherwise, with respect to the mortgage indenture or the appointment of a receiver or trustee, or for any other remedy thereunder except as described in the next paragraph or unless, at the option of the mortgage trustee:

  •
  such holder has previously given to the mortgage trustee written notice of a continuing mortgage default;

  •
  the holders of 25% in aggregate principal amount of the first mortgage bonds then outstanding have made written request to the mortgage trustee to institute proceedings or exercise powers in respect of such mortgage default and have offered the mortgage trustee indemnity reasonably satisfactory to it against costs and liabilities incurred in complying with such request; and

  •
  the mortgage trustee has failed within a reasonable time to comply with such request.

Furthermore, no holder of first mortgage bonds will be entitled to institute any such action if and to the extent that such action would affect, disturb or prejudice the lien of the mortgage indenture or would not be for the ratable benefit of all holders of first mortgage bonds.

        Notwithstanding the foregoing, each holder of first mortgage bonds has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such first mortgage bond when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such holder.

        The mortgage indenture provides that the mortgage trustee must give the holders notice of any mortgage event of default (not including the periods of grace provided in the second and fourth bullet points under "—Mortgage Events of Default") under the mortgage indenture within 90 days after the occurrence thereof, unless such mortgage event of default shall have been cured, except that no such notice to holders of a mortgage event of default of the character described in the fourth bullet point under "—Mortgage Events of Default" may be given until at least 60 days after the occurrence thereof. The mortgage indenture and Trust Indenture Act of 1939 currently permit the mortgage trustee to withhold notices of default (except for notices of certain payment defaults) if the mortgage trustee in good faith determines the withholding of such notice to be in the interest of the holders. We are required to deliver to the mortgage trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the mortgage indenture.

        As a condition precedent to certain actions by the mortgage trustee at the request or direction of bondholders, the mortgage trustee may require indemnity reasonably satisfactory to it against costs, expenses and liabilities to be incurred in connection therewith.

Modification of the Mortgage Indenture

        Without the consent of any holders of the first mortgage bonds, we and the mortgage trustee may enter into one or more supplemental indentures for any of the following purposes:

  •
  to add covenants to be observed by us, to surrender or restrict any of our rights or powers, or to add property to the lien of the mortgage indenture;

  •
  to modify any provisions of the mortgage indenture or to relieve us from any obligations, conditions or restrictions provided that no such modifications that impair any rights of the bondholders or the mortgage trustee shall become effective while any first mortgage bonds of any series established prior to the execution of such supplemental indenture remain outstanding;

  •
  to make such provisions in regard to matters or questions arising under the mortgage indenture as may be necessary or desirable and not inconsistent with the mortgage indenture; or

  •
  to cure ambiguities or correct defects or inconsistent provisions.

        Except as provided above, the consent of the holders of 60% of the principal amount of first mortgage bonds, and 60% in principal amount of first mortgage bonds of each affected series if less than all are affected, is required for the purpose of modifying or altering any of the provisions of, the mortgage indenture pursuant to one or more supplemental indentures.

        Furthermore, no such amendment or modification of the mortgage indenture may, without the consent of each holder of the outstanding first mortgage bonds affected thereby:

  •
  permit the extension of the time or times of payment of the principal of, premium, if any, or interest on any first mortgage bond, or the reduction of the rate of interest thereon, or otherwise affect the terms of payment of the principal of, premium, if any, or interest on any first mortgage bond; or

  •
  reduce the percentage in principal amount of outstanding first mortgage bonds, the consent of the holders of which is required for modifications or alterations of the mortgage indenture.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, without the consent of any holders of the first mortgage bonds, we and the mortgage trustee may enter into one or more supplemental indentures for any of the following purposes:

  •
  to evidence the succession of another person to us and the assumption by any such successor of our covenants in the mortgage indenture and in the first mortgage bonds;

  •
  to add one or more covenants or other provisions for the benefit of all holders or for the benefit of such holders of, or to remain in effect only so long as there shall be outstanding, first mortgage bonds of one or more specified series, or to surrender any right or power conferred upon us by the mortgage indenture;

  •
  to add additional events of default for one or more series of first mortgage bonds;

  •
  to correct or amplify the description of any property at any time subject to the lien of the mortgage indenture, or better to assure, convey and confirm to the mortgage trustee any property subject or required to be subjected to the lien of the mortgage indenture, or to subject to the lien of the mortgage indenture additional property;

  •
  to add to the security for all of the first mortgage bonds;

  •
  to change or eliminate any provision of the mortgage indenture or to add any new provision to the mortgage indenture, provided that if such change, elimination or addition adversely affects the interests of the holders of the first mortgage bonds of any series in any material respect, such change, elimination or addition will become effective with respect to such series only (1) when the consent of the holders of the requisite first mortgage bonds of such series has been obtained in accordance with the mortgage indenture or (2) when no first mortgage bond of such series remains outstanding under the mortgage indenture;

  •
  to establish the form or terms of the first mortgage bonds of any series as permitted by the mortgage indenture;

  •
  to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto;

  •
  to evidence and provide for the acceptance of appointment by a successor trustee or by a co-trustee or separate trustee;

  •
  to provide for the procedures required to permit the utilization of a noncertificated system of registration for all, or any series of, the first mortgage bonds;

  •
  to change any place where

  •
  the principal of, premium, if any, and interest on the first mortgage bonds of any series will be payable,

  •
  any first mortgage bonds of any series may be surrendered for registration of transfer,

  •
  any first mortgage bonds of any series may be surrendered for exchange, and

  •
  notices and demands to or upon us in respect of the first mortgage bonds of any series and the mortgage indenture may be served;

  •
  to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or to make any changes to the provisions thereof or to add other provisions with respect to matters and questions arising under the mortgage indenture, so long as such other changes or additions do not adversely affect the interests of the holders of first mortgage bonds of any series in any material respect;

  •
  to reflect changes in generally accepted accounting principles; or

  •
  to comply with the rules or regulations of any national securities exchange on which any of the first mortgage bonds may be listed.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, without limiting the generality of the foregoing, if the Trust Indenture Act of 1939 is amended after the date of this prospectus in such a way as to require changes to the mortgage indenture or the incorporation therein of additional provisions or so as to permit changes to, or the elimination of, provisions which, at the date of the mortgage indenture or at any time thereafter, were required by the Trust Indenture Act of 1939 to be contained in the mortgage indenture, we and the mortgage trustee may, without the consent of any holders of first mortgage bonds, enter into one or more supplemental indentures to evidence or effect such amendment.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, except as provided above, the consent of the holders of a majority in aggregate principal amount of the first mortgage bonds of all series then outstanding, considered as one class, is required for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of, the mortgage indenture or waiving any default, mortgage event of default or other rights of the bondholders or the mortgage trustee pursuant to one or more supplemental indentures or instruments. However, if less than all of the series of first mortgage bonds outstanding are directly affected by a proposed supplemental indenture or instrument, then the consent only of the holders of a majority in aggregate principal amount of outstanding first mortgage bonds of all series so directly affected, considered as one class, will be required. However, no such waiver, amendment or modification of the mortgage indenture may, without the consent of the holder of each outstanding first mortgage bond directly affected thereby:

  •
  permit the extension of the time or times of payment of the principal of, premium, if any, or interest on any first mortgage bond, or the reduction of the rate of interest thereon, or otherwise affect the terms of payment of the principal of, premium, if any, or interest on any first mortgage bond; or

  •
  reduce the percentage in principal amount of outstanding first mortgage bonds, the consent of the holders of which is required for modifications or alterations of the mortgage indenture.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that a supplemental indenture which waives, changes or eliminates any covenant or other provision of the mortgage indenture which has expressly been included solely for the benefit of the holders of, or which is to remain in effect only so long as there shall be, outstanding first mortgage bonds of one or more specified series, or waives or modifies the rights of the holders of first mortgage bonds of such series with respect to such covenant or other provision, will be deemed not to affect the rights under the mortgage indenture of the holders of the first mortgage bonds of any other series.

Waiver

        The holders of 60% in principal amount of all first mortgage bonds, and 60% in principal amount of first mortgage bonds of each affected series if less than all are affected, may consent to any modifications or alterations to the rights of bondholders that may be effected with the vote of the holders of the same percentage in aggregate principal amount of first mortgage bonds.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that the consent of the holders of a majority in aggregate principal amount of the first mortgage bonds of all series then outstanding, considered as one class, may waive any default, mortgage event of default or any of our covenants. However, if less than all of the series of first mortgage bonds outstanding are directly affected by a proposed waiver, then the holders of a majority in aggregate principal amount of all first mortgage bonds directly affected, considered as one class, may waive any default, mortgage event of default or any of our covenants, provided that no such waiver may, without the consent of the holder of each outstanding first mortgage bond directly affected thereby:

  •
  permit the extension of the time or times of payment of the principal of, premium, if any, or interest on any first mortgage bond, or the reduction of the rate of interest thereon, or otherwise affect the terms of payment of the principal of, premium, if any, or interest on any first mortgage bond; or

  •
  reduce the percentage in principal amount of outstanding first mortgage bonds, the consent of the holders of which is required for modifications or alterations of the mortgage indenture.

Defeasance and Discharge

        Upon the payment of, or the deposit of money with the mortgage trustee sufficient to pay, the principal of, premium, if any, and interest, if any, when due on all outstanding first mortgage bonds to the maturity date or a specified redemption date of those bonds, the mortgage indenture will cease to be in effect and we may require the mortgage trustee to discharge the lien of the mortgage indenture.

Consolidation, Merger, Sale or Lease

        We have agreed not to merge or consolidate into or with any other corporation, voluntary association, joint stock company or business trust or sell or lease all or substantially all of our property as an entirety (including a sale in connection with our liquidation) to any such entity unless:

  •
  the consolidation, merger, sale or lease is on terms that do not impair the lien and security of the mortgage indenture on any part of the mortgaged property or any of the rights and powers of the mortgage trustee or the bondholders;

  •
  in the case of a consolidation, merger or sale,

  •
  the principal amount of indebtedness which is outstanding immediately thereafter and which will be secured by a lien on the properties of such other entity that is not junior to the lien of the mortgage indenture will not exceed 60% of the fair value of the property of the nature of property additions then owned by such other entity (or the cost to such other entity of such properties if such cost is lower); and

  •
  the net earnings of such other entity available for interest and property retirement appropriations for any 12 calendar months of the 15 calendar months immediately preceding the month of such consolidation, merger or sale are at least the greater of twice the amount of the annual interest charges on, or 10% of the principal amount of, such secured indebtedness;

  •
  the successor entity assumes in a supplemental indenture the outstanding first mortgage bonds and all covenants and conditions of the mortgage indenture; and

  •
  in the case of a lease, such lease is made expressly subject to termination by the mortgage trustee at any time during the continuance of a mortgage event of default and by the purchaser of the property so leased at any sale thereof under the mortgage indenture.

In the case of a consolidation, merger, or a sale of all or substantially all of our property as an entirety to any other entity, upon the satisfaction of all the conditions described above and the recording of the supplemental indenture, the successor entity would succeed to and be substituted for us under the mortgage indenture.

        Although the successor entity may, in its sole discretion, subject to the lien of the mortgage indenture property then owned or thereafter acquired by the successor entity, the lien of the mortgage indenture generally will not cover the property of the successor entity other than the mortgaged property it acquires from us and improvements, extensions and additions to such mortgaged property and replacements and substitutions thereof, within the meaning of the mortgage indenture.

        We have reserved the right to amend the provisions of the mortgage indenture described above under "—Consolidation, Merger, Sale or Lease" without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide the following:

        We have agreed not to consolidate with or merge into any other entity or convey, transfer or lease the mortgaged property as or substantially as an entirety to any entity unless:

  •
  such transaction is on such terms as will fully preserve in all material respects the lien and security of the mortgage indenture and the rights and powers of the mortgage trustee and holders;

  •
  the entity formed by such consolidation or into which we are merged or the entity which acquires by conveyance or transfer or which leases the mortgaged property as or substantially as an entirety is organized and existing under the laws of the United States of America or any state or territory thereof or the District of Columbia, and such entity executes and delivers to the mortgage trustee a supplemental indenture, which contains an assumption by such entity of the punctual payment of the first mortgage bonds and the performance of all of our covenants under the mortgage indenture and which confirms the lien of the mortgage indenture on the mortgaged property and subjects to the lien of the mortgage indenture all property thereafter acquired by such entity that constitutes an improvement, extension or addition to the mortgaged property or a renewal, replacement or substitution of or for any part thereof, but only to the extent that such improvement, extension or addition is so affixed or attached to real property as to be regarded a part of such real property or is an improvement, extension or addition to personal property that is made to maintain, renew, repair or improve the function of such personal property and is physically installed in or affixed to such personal property; and

  •
  in the case of a lease, such lease is made expressly subject to termination by us or the mortgage trustee at any time during the continuance of a mortgage event of default and by the purchaser of the property so leased at any sale thereof under the mortgage indenture.

        In the case of the conveyance or other transfer of the mortgaged property as or substantially as an entirety to any other entity, upon the satisfaction of all the conditions described above, we would be released and discharged from all our obligations and covenants under the mortgage indenture and on the first mortgage bonds then outstanding unless we elect to waive such release and discharge.

        As so amended, the mortgage indenture will not prevent or restrict:

  •
  any conveyance or other transfer, or lease, of any part of the mortgaged property that does not constitute the entirety, or substantially the entirety, of the mortgaged property;

  •
  any merger or consolidation in which we are the surviving entity; or

  •
  any conveyance, transfer or lease of any of our properties where we retain mortgaged property with a fair value in excess of the reciprocal of the bonding ratio multiplied by the aggregate principal amount of all outstanding first mortgage bonds, and any other outstanding debt secured by a purchase money lien that ranks equally with, or senior to, the first mortgage bonds with respect to the mortgaged property. This fair value will be determined within 90 days of the conveyance, transfer or lease by an independent expert that we select.

        As so amended, the successor entity may, in its sole discretion, subject to the lien of the mortgage indenture any property then owned or thereafter acquired by the successor entity, but the lien of the mortgage indenture generally will not cover the property of the successor entity other than (i) the mortgaged property owned by us immediately prior to such transaction that is allocated or transferred to the successor entity in or as a result of such transaction and (ii) improvements, extensions and additions to such mortgaged property and renewals, replacements and substitutions thereof, within the meaning of the mortgage indenture.

Release of Property

        We may obtain the release of any mortgaged property from the lien of the mortgage indenture, except for prior lien bonds held by the mortgage trustee, upon delivery to the mortgage trustee of an amount of cash equal to the amount, if any, by which the fair value to us of the property to be released (which shall not be less than the consideration received or to be received for such property) exceeds the aggregate of:

  •
  the principal amount, subject to certain limitations, of obligations secured by purchase money mortgages upon the property to be released and delivered to the mortgage trustee;

  •
  the fair value of governmental bonds or interest-bearing obligations, subject to certain limitations, deposited with the mortgage trustee; and

  •
  the amount of certain prior liens on the property to be released.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, unless a mortgage event of default has occurred and is continuing, we may obtain the release from the lien of the mortgage indenture of any part of the mortgaged property, upon delivery to the mortgage trustee of an amount in cash equal to the amount, if any, by which the lower of the cost or fair value of the property to be released exceeds the aggregate of:

  •
  the principal amount of any obligations secured by purchase money liens upon the property to be released and delivered to the mortgage trustee;

  •
  an amount equal to the net bondable value of certified property additions not subject to an unfunded prior lien;

  •
  the reciprocal of the bonding ratio multiplied by the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of refundable bonds (with such entitlement being waived by operation of such release);

  •
  the reciprocal of the bonding ratio multiplied by the aggregate principal amount of first mortgage bonds delivered to the mortgage trustee other than first mortgage bonds issued on the basis of deposited cash;

  •
  the deposit of cash or, to a limited extent, the principal amount of obligations secured by purchase money liens upon the property released delivered to the trustee or other holder of a lien prior to the lien of the mortgage indenture; and

  •
  any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, unless a mortgage event of default has occurred and is continuing, we may obtain the release from the lien of the mortgage indenture of any property, any part thereof, or any interest therein, which has not been previously included in any certificate of net bondable value of property additions delivered to the mortgage trustee.

        The mortgage indenture provides simplified procedures for the release of property taken by eminent domain, and provides for dispositions of certain obsolete property and the grant, modification or surrender of certain rights without any release or consent by the mortgage trustee. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide simplified procedures for the release of mortgaged property with a net book value of up to the greater of $10 million or 3% of outstanding first mortgage bonds during a calendar year and for the release of mortgaged property taken or sold in connection with the power of eminent domain, and to provide for dispositions of certain obsolete or unnecessary mortgaged property, for abandonment of any property if, in our opinion, the abandonment is desirable in the proper conduct of our business and will not materially impair the lien of the mortgage indenture on other mortgaged property, for cancellations of or changes to easements, rights-of-way or similar rights or interests and for grants of certain easements, leases or rights-of-way without any release or consent by the mortgage trustee.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that we may terminate, abandon, surrender, cancel, release, modify, make substitutions for or dispose of any of our franchises, permits or licenses that are mortgaged property without any consent of the mortgage trustee; provided that (i) such action is, in our opinion, necessary, desirable or advisable in the conduct of our business and will not materially impair the operation of other mortgaged property, and (ii) any of our franchises, permits or licenses that, in our opinion, cease to be necessary for the operation of mortgaged property shall cease to be mortgaged property without any release or consent, or report to, the mortgage trustee.

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, if we retain any interest in any property released from the lien of the mortgage indenture, the mortgage indenture will not become a lien on the property or the interest in the property or any improvements, extensions or additions to, or any renewals, replacements or substitutions of or for any part or parts of the property unless we subject such property to the lien of the mortgage indenture.

Withdrawal of Cash

        Subject to certain limitations, cash held by the mortgage trustee may

  (1)
  be withdrawn by us

    •
    to the extent of the lesser of the cost or fair value to us of property additions (or the cost of retired property additions) not subject to an unfunded prior lien constructed or otherwise acquired by us after (1) the application for release if the cash was deposited for a release, (2) the loss or destruction if the cash was deposited insurance proceeds or (3) the deposit of such cash, or

    •
    to the extent of the principal amount of retired first mortgage bonds available for the issuance of additional first mortgage bonds, or

  (2)
  upon our request, be applied to

  •
  the redemption or purchase of first mortgage bonds, including first mortgage bonds reacquired by us, at prices not exceeding the redemption price thereof if redeemable or the principal amount thereof if not redeemable, together in each case with accrued interest to the next interest date or

  •
  any payments required to be made by us under the mortgage indenture.

        However, cash deposited with the mortgage trustee as the basis for the authentication and delivery of first mortgage bonds may only be withdrawn in an amount equal to the aggregate principal amount of first mortgage bonds we would be entitled to issue on any basis (with such entitlement being waived by operation of such withdrawal).

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after May 15, 2012, to provide that, unless a mortgage event of default has occurred and is continuing, and subject to specified limitations, cash held by the mortgage trustee may generally

  •
  be withdrawn by us

  •
  to the extent of the net bondable value of certified property additions not subject to an unfunded prior lien;

  •
  to the extent of the cost or fair value to us (whichever is less) of property additions not subject to an unpaid prior lien that were acquired, made or constructed within the 90-day period preceding the withdrawal request, not included in any certificate of net bondable value, and not previously used for the release of property or the withdrawal of cash;

  •
  in an amount equal to the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of retired first mortgage bonds (with the entitlement to the issuance being waived by operation of the withdrawal); or

  •
  in an amount equal to the aggregate principal amount of any outstanding first mortgage bonds delivered to the mortgage trustee (with the first mortgage bonds to be cancelled by the mortgage trustee); or

  •
  upon our request, be applied to

  •
  the purchase of first mortgage bonds; or

  •
  the payment (or provision for payment) at stated maturity of any first mortgage bonds or the redemption (or provision for payment) of any first mortgage bonds which are redeemable pursuant to their terms.

Any first mortgage bonds received by the mortgage trustee pursuant to these provisions shall be cancelled by the mortgage trustee.

Resignation or Removal of the Mortgage Trustee

        The mortgage trustee may resign at any time by giving four weeks' notice thereof to us and to bondholders or may be removed at any time by an instrument signed by the holders, or their duly authorized attorneys in fact, of a majority in principal amount of first mortgage bonds then outstanding delivered to the mortgage trustee and us. The resignation or removal of the mortgage trustee will generally become effective upon the earlier of the date specified in the notice or the appointment by a successor trustee in accordance with the requirements of the mortgage indenture.

Concerning the Mortgage Trustee

        We and our affiliates maintain corporate trust and other banking relationships with The Bank of New York Mellon and its affiliates.

        The Bank of New York Mellon is also acting as trustee under our senior secured indenture. As trustee under the mortgage indenture, The Bank of New York Mellon could have a conflicting interest for purposes of the Trust Indenture Act of 1939 if a mortgage event of default were to occur under the mortgage indenture. In that case, the mortgage trustee may be required to eliminate such conflicting interest by resigning as mortgage trustee. There are other instances under the Trust Indenture Act of 1939 which would require the resignation of the mortgage trustee if a mortgage event of default were to occur.

DESCRIPTION OF SENIOR UNSECURED DEBT SECURITIES

General

        The senior unsecured debt securities will be issued in one or more series under a senior unsecured indenture between us and a trustee. The form of the senior unsecured indenture or other instrument establishing the senior unsecured debt securities of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The senior unsecured indenture will be qualified under the Trust Indenture Act of 1939. The senior unsecured debt securities of all series that may be issued under the senior unsecured indenture are referred to in this prospectus as "senior unsecured debt securities." The following summaries of certain provisions of the senior unsecured indenture do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the senior unsecured indenture and the senior unsecured debt securities.

Ranking

        The senior unsecured debt securities will be our direct unsecured general obligations and will rank equally in right of payment with all of our other unsecured and unsubordinated debt and will be effectively junior to all of our secured debt, including our first mortgage bonds (and any related senior secured debt securities), as to the collateral pledged to secure this debt. Unless otherwise indicated in a subsequent prospectus supplement, the senior unsecured indenture will not limit the aggregate amount of debt we may incur.

        The senior unsecured indenture provides that our obligations to compensate the trustee and reimburse the trustee for expenses, disbursements and advances will constitute indebtedness which will be secured by a lien upon all property and funds held or collected by the trustee as such.

Issuance of Additional Senior Unsecured Debt Securities

        The senior unsecured indenture will provide that additional senior unsecured debt securities may be issued thereunder without limitation as to aggregate principal amount.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of senior unsecured debt securities will specify:

  •
  the title and any limitation on the aggregate principal amount of the senior unsecured debt securities;

  •
  the original issue date for the senior unsecured debt securities and the date on which the senior unsecured debt securities will mature;

  •
  the interest rate or rates, or method of calculation thereof, for the senior unsecured debt securities, and the date from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest if other than the fifteenth day of the calendar month next preceding each interest payment date;

  •
  the terms, if any, regarding the optional or mandatory redemption of the senior unsecured debt securities, including redemption date or dates of the senior unsecured debt securities, if any, and the price or prices applicable to such redemption;

  •
  any period or periods within which, the price or prices at which and the terms and conditions upon which the senior unsecured debt securities may be repaid, in whole or in part, at the option of the holder thereof; and

  •
  any other terms of the senior unsecured debt securities not inconsistent with the senior unsecured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the senior unsecured debt securities will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        There will be no requirement under the senior unsecured indenture that our future issuances of debt securities be issued exclusively under the senior unsecured indenture, and we will be free to employ other indentures or documentation containing provisions different from those included in the senior unsecured indenture or applicable to one or more issuances of senior unsecured debt securities, in connection with future issuances of other debt securities, including as described in this prospectus under "Description of Senior Secured Debt Securities."

        The senior unsecured indenture will provide that the senior unsecured debt securities will be issued in one or more series, may be issued at various times, may have differing maturity dates, may have differing redemption provisions and may bear interest at differing rates. We need not issue all senior unsecured debt securities of one series at the same time, and, unless otherwise provided in the applicable prospectus supplement, we may reopen a series, without the consent of the holders of the senior unsecured debt securities of that series, for issuances of additional senior unsecured debt securities of that series.

        Unless otherwise provided in the applicable prospectus supplement, there will be no provisions in the senior unsecured indenture or the senior unsecured debt securities that require us to redeem, or permit the holders to cause a redemption of, the senior unsecured debt securities or that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, each series of senior unsecured debt securities will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of DTC, and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have senior unsecured debt securities registered in their names, will not receive or be entitled to receive physical delivery of any senior unsecured debt securities and will not be considered the registered holders thereof under the senior unsecured indenture.

        Senior unsecured debt securities of any series will be exchangeable for other senior unsecured debt securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

        Unless otherwise indicated in the applicable prospectus supplement, senior unsecured debt securities may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office of the senior unsecured trustee maintained for such purpose with respect to any series of senior unsecured debt securities, without service charge but upon payment of any taxes and other governmental charges as described in the senior unsecured indenture. Such transfer or exchange will be effected upon the senior unsecured trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any senior unsecured debt securities that have been mutilated, destroyed, lost or stolen, new senior unsecured debt securities of a like aggregate principal amount and tenor will be issued upon the senior unsecured trustee and us being satisfied with the evidence of ownership and loss and with the security or indemnity provided.

        In the event of any redemption of senior unsecured debt securities of any series, the senior unsecured trustee will not be required to exchange or register a transfer of any senior unsecured debt securities of such series selected, called or being called for redemption except, in the case of any senior unsecured debt security to be redeemed in part, the portion thereof not to be so redeemed.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on senior unsecured debt securities issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on senior unsecured debt securities, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the senior unsecured debt securities maintained by the senior unsecured trustee; provided, however, a holder of senior unsecured debt securities of one or more series under the senior unsecured indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the senior unsecured trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, senior unsecured debt securities in the form of certificated securities will be payable in immediately available funds at the office of the senior unsecured trustee or at the authorized office of any paying agent upon presentation and surrender of such senior unsecured debt securities. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay, or cause to be paid by a paying agent, to the senior unsecured trustee for the payment of principal of, premium, if any, and interest on any senior unsecured debt security which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such senior unsecured debt security thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any senior unsecured debt security is due or the date fixed for redemption of any senior unsecured debt security is not a business day (as defined in the senior unsecured indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        Any terms for the optional or mandatory redemption of the senior unsecured debt securities will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, the senior unsecured debt securities will be redeemable only upon notice by mail not less than 10 nor more than 60 days prior to the date fixed for redemption, and, if less than all the senior unsecured debt securities of a series are to be redeemed, the particular senior unsecured debt securities to be redeemed will be selected by the senior unsecured trustee in such manner as it shall deem appropriate and fair.

        Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the senior unsecured trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such senior unsecured debt securities and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such senior unsecured debt securities.

Purchase of Senior Unsecured Debt Securities

        We or our affiliates may, at any time and from time to time, purchase all or some of the senior unsecured debt securities at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Events of Default

        The following constitute events of default under the senior unsecured indenture with respect to the senior unsecured debt securities:

  •
  default in the payment of principal of, and premium, if any, on any senior unsecured debt securities when due and payable;

  •
  default in the payment of interest on any senior unsecured debt securities when due and payable which continues for 60 days;

  •
  failure to observe or perform any of our other covenants or warranties in the senior unsecured debt securities or in the senior unsecured indenture and the continuation thereof for 60 days after written notice thereof is given to us by the senior unsecured trustee or to the senior unsecured trustee and us by the holders of at least 25% in aggregate principal amount of the outstanding senior unsecured debt securities; and

  •
  the occurrence of certain events of bankruptcy, insolvency, reorganization, assignment or receivership relating to us, whether voluntary or involuntary, specified in the senior unsecured indenture, including, without limitation, the commencement by us of a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, our consent to an order for relief in an involuntary case under any such law, an assignment for the benefit of creditors or the taking of any other corporate actions in furtherance of the foregoing.

        If an event of default under the senior unsecured indenture occurs and is continuing, either the senior unsecured trustee or the holders of not less than 33% in aggregate principal amount of the outstanding senior unsecured debt securities may declare, by notice in writing, the principal amount of and interest on all senior unsecured debt securities to be due and payable immediately. At any time after an acceleration of the senior unsecured debt securities has been declared, but before a judgment or decree for the payment of the principal amount of the senior unsecured debt securities has been obtained, if we pay or deposit with the senior unsecured trustee a sum sufficient to pay all matured installments of interest and the principal and premium, if any, which have become due otherwise than by acceleration and any amounts due to the senior unsecured trustee, and all defaults shall have been cured or waived, then such payment or deposit will cause an automatic rescission and annulment of the acceleration of the senior unsecured debt securities.

        The senior unsecured indenture provides that the senior unsecured trustee generally will be under no obligation to exercise any of its rights or powers under the senior unsecured indenture at the request or direction of any of the holders of senior unsecured debt securities unless such holders have offered to the senior unsecured trustee reasonable security or indemnity. Subject to such provisions for indemnity and certain other limitations contained in the senior unsecured indenture, the holders of a majority in principal amount of the outstanding senior unsecured debt securities generally will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the senior unsecured trustee, or of exercising any trust or power conferred on the senior unsecured trustee. The holders of a majority in principal amount of the outstanding senior unsecured debt securities generally will have the right to waive any past default or event of default under the senior unsecured indenture, except a default in the payment of principal of, premium, if any, or interest on the senior unsecured debt securities. The senior unsecured indenture provides that no holder of senior unsecured debt securities may institute any action against us under or with respect to the senior unsecured indenture or the senior unsecured debt securities except as described in the next paragraph or unless such holder previously shall have given to the senior unsecured trustee written notice of default and continuance thereof and unless the holders of not less than a majority in aggregate principal amount of senior unsecured debt securities shall have requested the senior unsecured trustee to institute such action and shall have offered the senior unsecured trustee reasonable indemnity, and the senior unsecured trustee shall not have instituted such action within 60 days of such request. Furthermore, no holder of senior unsecured debt securities will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of senior unsecured debt securities.

        Notwithstanding the foregoing, each holder of senior unsecured debt securities has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such senior unsecured debt securities when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of that holder of senior unsecured debt securities.

        The senior unsecured indenture provides that the senior unsecured trustee, within 90 days after the occurrence of a default with respect to the senior unsecured debt securities actually known to the senior unsecured trustee, is required to give the holders of the senior unsecured debt securities notice of such default, unless cured or waived, but, except in the case of default in the payment of principal of, premium or interest on any senior unsecured debt securities, the senior unsecured trustee may withhold such notice if it determines in good faith that it is in the interest of such holders to do so. We are required to deliver to the senior unsecured trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the senior unsecured indenture.

Modification

        The senior unsecured trustee and we may modify and amend the senior unsecured indenture with the consent of the holders of a majority in principal amount of the outstanding senior unsecured debt securities, considered as one class, provided that no such modification or amendment may, without the consent of the holder of each outstanding senior unsecured debt security affected thereby:

  •
  change the maturity date of any senior unsecured debt security;

  •
  reduce the rate, or change the method of calculation thereof, or extend the time of payment of interest on any senior unsecured debt security;

  •
  reduce the principal amount of, or premium payable on, any senior unsecured debt security;

  •
  change the coin or currency of any payment of principal of, premium, if any, or interest on any senior unsecured debt security;

  •
  change the date on which any senior unsecured debt security may be redeemed or adversely affect the rights of a holder to institute suit for the enforcement of any payment on any senior unsecured debt security; or

  •
  modify the foregoing requirements or reduce the percentage of outstanding senior unsecured debt securities necessary to modify or amend the senior unsecured indenture or to waive any past default to less than a majority.

        The senior unsecured trustee and we may modify and amend the senior unsecured indenture without the consent of the holders:

  •
  to change or eliminate any of the provisions of the senior unsecured indenture, provided that any such change or elimination shall become effective only when there are no outstanding senior unsecured debt securities created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to senior unsecured debt securities issued after the effective date of such change or elimination;

  •
  to establish the form of the senior unsecured debt securities of any series as permitted by the senior unsecured indenture or to establish or reflect any terms of the senior unsecured debt securities of any series as determined by the senior unsecured indenture;

  •
  to evidence the succession of another corporation to us as permitted by the senior unsecured indenture, and the assumption by any successor of our covenants in the senior unsecured indenture and in the senior unsecured debt securities;

  •
  to grant or confer upon the senior unsecured trustee for the benefit of the holders of one or more series of senior unsecured debt securities any additional rights, remedies, powers or authority;

  •
  to permit the senior unsecured trustee to comply with any duties imposed upon it by law;

  •
  to specify further the duties and responsibilities of, and to define further the relationships among, the senior unsecured trustee, any authenticating agent and any paying agent, and to evidence the succession of a successor trustee as permitted under the senior unsecured indenture;

  •
  to add to our covenants for the benefit of the holders of one or more series of senior unsecured debt securities or to surrender a right conferred on us in the senior unsecured indenture;

  •
  to add security for the senior unsecured debt securities;

  •
  to add an event of default with respect to one or more series of senior unsecured debt securities;

  •
  to add provisions permitting us to be released with respect to one or more series of outstanding senior unsecured debt securities from our obligations under the covenants described under "—Consolidation, Merger and Sale or Disposition of Assets," upon satisfaction of conditions with respect to such series of senior unsecured debt securities that are the same as those described under "—Defeasance and Discharge," except that the opinion of tax counsel referred to in that section need not be based upon a ruling or similar pronouncement by the Internal Revenue Service or a change in law;

  •
  to supply omissions, cure ambiguities or correct defects, which actions, in each case, are not prejudicial to the interests of the holders in any material respect; or

  •
  to make any other change that is not prejudicial to the holders of senior unsecured debt securities.

        A supplemental indenture which changes or eliminates any covenant or other provision of the senior unsecured indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of senior unsecured debt securities, or which modifies the rights of the holders of senior unsecured debt securities of such series with respect to such covenant or provision, will be deemed not to affect the rights under the senior unsecured indenture of the holders of senior unsecured debt securities of any other series.

Defeasance and Discharge

        The senior unsecured indenture will provide that we will be discharged from any and all obligations in respect of the senior unsecured debt securities and the senior unsecured indenture, except for certain obligations such as obligations to register the transfer or exchange of senior unsecured debt securities, replace stolen, lost or mutilated senior unsecured debt securities and maintain paying agencies, if, among other things, we irrevocably deposit with the senior unsecured trustee, in trust for the benefit of holders of senior unsecured debt securities, money or certain United States government obligations, or any combination thereof, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient, without reinvestment, to make all payments of principal of, premium, if any, and interest on the senior unsecured debt securities on the dates such payments are due in accordance with the terms of the senior unsecured indenture and the senior unsecured debt securities; provided that, unless all of the senior unsecured debt securities are to be due within 90 days of such deposit by redemption or otherwise, we shall also have delivered to the senior unsecured trustee an opinion of counsel expert in federal tax matters to the effect that we have received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change in law, in either case to the effect that the holders of the senior unsecured debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the senior unsecured indenture and will be subject to federal income tax in the same amounts, in the same manner and at the same times as would have been the case absent such defeasance or discharge of the senior unsecured indenture. Thereafter, the holders of senior unsecured debt securities must look only to such deposit for payment of the principal of, premium, if any, and interest on the senior unsecured debt securities.

Consolidation, Merger and Sale or Disposition of Assets

        We have agreed not to consolidate with or merge into any entity or sell or otherwise dispose of our properties substantially as an entirety to any person unless:

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  the successor entity or the person that receives such properties pursuant to such sale or other disposition shall be an entity organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia; and

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  the successor entity or the person that receives such properties pursuant to such sale or other disposition assumes by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest on all the senior unsecured debt securities and the performance of every covenant of the senior unsecured indenture to be performed or observed by us.

        Upon any such consolidation, merger, sale or other disposition of our properties substantially as an entirety, the successor entity formed by such consolidation or into which we are merged or the person to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, us under the senior unsecured indenture with the same effect as if such successor entity or person had been named as us therein and we will be released from all obligations under the senior unsecured indenture. For purposes of the senior unsecured indenture, the conveyance or other transfer by us of:

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  all or any portion of our facilities for the generation of electric energy;

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  all of our facilities for the transmission of electric energy; or

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  all of our facilities for the distribution of natural gas;

in each case considered alone or in any combination with properties described in any other clause, shall in no event be deemed to constitute a conveyance or other transfer of all our properties, as or substantially as an entirety.

Resignation or Removal of Senior Unsecured Trustee

        The senior unsecured trustee may resign at any time upon written notice to us specifying the day upon which the resignation is to take effect and such resignation will take effect immediately upon the later of the appointment of a successor trustee and such specified day. The senior unsecured trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the senior unsecured trustee and signed by the holders, or their attorneys-in-fact, of at least a majority in principal amount of the then outstanding senior unsecured debt securities. In addition, so long as no event of default or event which, with the giving of notice or lapse of time or both, would become an event of default has occurred and is continuing, we may remove the senior unsecured trustee upon notice to the holder of each senior unsecured debt security outstanding and the senior unsecured trustee, and the appointment of a successor trustee.

Governing Law

        The senior unsecured indenture is, and the senior unsecured debt securities will be, governed by New York law.

DESCRIPTION OF PREFERRED STOCK

General

        The following statements describing preferred stock of Ameren Missouri are not intended to be a complete description but rather are a summary of certain preferences, privileges, restrictions and distinguishing characteristics relating to the preferred stock currently authorized by our Restated Articles of Incorporation ("articles of incorporation"). For additional information, please see our articles of incorporation and bylaws. Each of these documents has been previously filed with the SEC and each is an exhibit to the registration statement filed with the SEC of which this prospectus is a part. Reference is also made to the laws of the state of Missouri. The other terms and provisions of each series of preferred stock (as defined below) will be set forth in the resolution adopted by our board of directors establishing such series of preferred stock and will be described in the prospectus supplement relating to such offering.

        Our authorized preferred stock consists of 25,000,000 shares of preferred stock without par value, issuable in series. When used in this prospectus, the term "preferred stock," unless the context indicates otherwise, means all the authorized shares of our preferred stock, whether currently outstanding or hereafter issued.

        The following terms and other information with respect to any series of preferred stock will be contained in a prospectus supplement:

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  the series designation;

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  the number of shares in such series;

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  the dates from which dividends are cumulative ("cumulative dates");

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  applicable redemption, exchange or conversion provisions, if any;

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  sinking fund or purchase fund provisions, if any;

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  the amounts payable upon dissolution, liquidation or winding up ("liquidation prices"); and

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  any other special terms applicable thereto.

Issuance in Series; Rank

        The authorized but unissued shares of preferred stock may be issued in one or more series from time to time upon such terms and in such manner, with such variations as to dividend rates, the cumulative dates, the prices at which shares may be redeemed, the liquidation prices, the prices at which, and the terms upon which, shares may be converted into or exchanged for shares of any other class, sinking fund or purchase fund provisions, if any, and any other characteristics or restrictive or other provisions as may be determined by our board of directors. Except for such characteristics, as to which our board of directors has discretion, all series of the preferred stock rank equally and are alike in all respects. Our articles of incorporation provide that the redemption price and the liquidation price of our preferred stock shall not exceed $120 per share and the annual dividend rate shall not exceed $8 per share.

        Our preferred stock ranks senior with respect to dividends and assets to our $1 par value preference stock ("preference stock"), if any, and our $5 par value common stock ("common stock").

Dividend Rights

        Holders of preferred stock are entitled to receive in respect of each share held, from the cumulative date applicable thereto, cumulative dividends at the rate applicable thereto, and no more, in preference to our common stock and to our preference stock, if any, payable quarterly on the fifteenth of February, May, August, and November in each year, when and as declared by our board of directors out of any funds legally available for such purpose.

        Unless otherwise specified in the accompanying prospectus supplement, dividends and distributions on our common stock may be declared and paid, provided all dividends for past periods and the dividend for the current quarter on our outstanding preferred stock and preference stock have been paid or provided for.

Optional Redemption Provisions

        Subject to restrictions, if any, on redemptions set forth in the applicable prospectus supplement, shares of preferred stock will be redeemable, at our option, in whole at any time or in part from time to time, on not less than 30 days' and not more than 60 days' notice at the prices indicated in the applicable prospectus supplement. Redemption notices will be published in a daily newspaper printed in the English language and published and of general circulation in Manhattan, New York, and in a similar newspaper published and of general circulation in St. Louis, Missouri. Redemption notices will also be mailed to holders of record at their addresses appearing on our books, but failure to mail redemption notices will not affect the validity of any redemption.

Voting Rights

        Each share of preferred stock, common stock and preference stock, if any, is entitled to one vote on each matter voted on at all meetings of shareholders, with the right of cumulative voting in the election of directors and the right to vote as a class on certain questions. Whenever four quarterly dividends on the preferred stock shall be in default, in whole or in part, and during the continuance of such default, the common stock, as a class, will be entitled to elect the same number of directors as was authorized by our articles of incorporation immediately prior to such default, and the preferred stock, as a class, will be entitled to elect two additional directors; and provided further, that whenever four quarterly dividends on the preference stock shall be in default, in whole or in part, and during the continuance of such default, the common stock and the preferred stock, voting together as a single class, will be entitled to elect the same number of directors as was authorized by our articles of incorporation immediately prior to such default, and the preference stock, as a class, will be entitled to elect two additional directors. The articles of incorporation give holders of the preferred stock certain special voting rights with respect to specified corporate actions, including certain amendments to the articles of incorporation, the issuance of preferred stock ranking senior to, or equally with, existing preferred shares, and certain distributions to holders of junior stock. See "—Restrictions on Certain Corporate Actions."

        In addition, under Missouri law holders of the preferred stock have the right to vote as a class on any amendment to our articles of incorporation that would adversely affect such stock's preferences or special or relative rights, but if less than all series of a class are adversely affected, then the affected series have the right to vote as a class on such amendment.

Liquidation Rights

        In the event of any liquidation, dissolution or winding up (voluntary or involuntary) of Ameren Missouri, holders of preferred stock are entitled to receive an amount equal to the aggregate applicable liquidation price of their shares and any unpaid accrued dividends thereon, before any payment or distribution is made to the holders of our common stock and our preference stock, if any.

Common Stock of Ameren Missouri

        Our board of directors may not declare or pay dividends or distributions on our common stock unless all accrued and unpaid dividends on all series of preferred stock have been paid or declared.

Restrictions on Certain Corporate Actions

        The articles of incorporation provide that no amendment to the articles of incorporation:

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  which would change the provisions thereof relating to cumulative voting, quorum requirements or preemptive rights, in any manner substantially prejudicial to the holders of any class of stock shall be made without the consent of the holders of at least two-thirds of all of our capital stock;

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  providing for the creation or increase of preferred stock of any class shall be made without the consent of a majority of the holders of our common stock; or

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  which would change the express terms of the preferred stock in any manner substantially prejudicial to the holders thereof, shall be made, except as referred to below and except for any change in the number of our board of directors, without the consent of the holders of at least three-fourths of the preferred stock.

        We may not, without the consent of the holders of at least two-thirds of the preferred stock:

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  sell any shares of preferred stock or any senior or parity stock, unless net earnings for a period of 12 consecutive calendar months within the 15 calendar months immediately preceding such action are at least two and one-half times the annual dividend requirements on the preferred stock and senior or parity stock to be outstanding immediately after such action;

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  create any class of senior stock;

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  increase the authorized number of shares of preferred stock;

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  reclassify outstanding shares of junior stock into shares of parity or senior stock;

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  make any distribution out of capital or capital surplus (other than dividends payable in junior stock) to holders of junior stock; or

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  issue any shares of preferred stock or parity or senior stock, if the stated capital to be represented by the preferred stock and such other stock outstanding immediately after such issue would exceed the stated capital to be represented by shares of junior stock, increased by the amount of any capital surplus or reduced by the amount of any deficit.

Preemptive Rights

        Holders of the preferred stock have no preemptive rights to subscribe for or purchase any securities issued by us.

Miscellaneous

        The preferred stock have no conversion rights. There is no restriction on the repurchase or redemption by us of our common stock or preferred stock while there is any arrearage in the payment of dividends or sinking fund installments in respect of our preferred stock, except in circumstances when the repurchase or redemption of our common stock or preferred stock is otherwise prohibited or restricted by statute or common law or, as summarized with respect to distributions in "—Restrictions on Certain Corporate Actions," by the articles of incorporation. There is a restriction on the redemption by us of our preference stock, if any, while there is any arrearage in the payment of dividends or sinking fund installments in respect of our preferred stock or preference stock.

        We reserve the right to increase, decrease or reclassify our authorized stock of any class or series thereof, and to amend or repeal any provision in the articles of incorporation or any amendment thereto, in the manner prescribed by law, subject to the conditions and limitations prescribed in the articles of incorporation; and all rights conferred on shareholders in the articles of incorporation are subject to this reservation.

        Shares of preferred stock, when issued by us upon receipt of the consideration therefor, will be fully paid and non-assessable.

Transfer Agent and Registrar

        Ameren Services Company, a subsidiary of Ameren, serves as transfer agent and registrar for our preferred stock.

BOOK-ENTRY SYSTEM

        Unless otherwise specified in the applicable prospectus supplement, the securities will trade through DTC. The securities will be represented by one or more global certificates and registered in the name of Cede & Co., DTC's nominee. Upon issuance of the securities, DTC or its nominee will credit, on its book-entry registration and transfer system, the principal amount of the securities represented by such global certificates to the accounts of institutions that have an account with DTC or its participants. The accounts to be credited shall be designated by the underwriters. Ownership of beneficial interests in the global certificates will be limited to participants or persons that may hold interests through participants. The global certificates will be deposited with the applicable trustee as custodian for DTC.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The DTC rules applicable to its Direct Participants and Indirect Participants are on file with the SEC.

        Purchases of global securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the global securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct Participant or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct Participants and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the global securities except in the event that use of the book-entry system for the global securities is discontinued.

        To facilitate subsequent transfers, all global securities deposited by Direct Participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of global securities with DTC and their registration in the name of Cede & Co. or such other nominee will effect no change in beneficial ownership. DTC will have no knowledge of the actual Beneficial Owners of the global securities; DTC's records will reflect only the identity of the Direct Participants to whose accounts such securities are credited, which may or may not be the Beneficial Owners. The Direct Participants and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial Owners may wish to take certain steps to augment transmission to them of notices of significant events with respect to the global securities, such as redemptions, tenders, defaults and proposed amendments to the applicable indenture. Beneficial Owners may wish to ascertain that the nominee holding the global securities for their benefit has agreed to obtain and transmit notices to the Beneficial Owners. In the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.

        Any redemption notices will be sent to DTC. If less than all of a series of global securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant to be redeemed.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy (the "Omnibus Proxy") to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        Payments of principal, premium, if any, interest, distributions and dividends and redemption proceeds, if any, on the global securities will be made to Cede & Co. or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from the applicable trustee or agent on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Direct Participants and Indirect Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street-name," and will be the responsibility of such Participants and not of DTC, the trustee or agent for such securities or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal, premium, if any, interest, distributions and dividend payments and redemption proceeds, if any, to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the applicable trustee or agent and us, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct Participants and Indirect Participants.

        DTC may discontinue providing its services as securities depositary with respect to the securities at any time by giving us reasonable notice. In the event no successor securities depositary is obtained, certificates for the securities will be printed and delivered. We may decide to replace DTC or any successor depositary. Additionally, subject to the procedures of DTC, we may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depositary) with respect to some or all of the securities. In that event, certificates for such securities will be printed and delivered. If certificates for such securities are printed and delivered,

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  the securities will be issued in fully registered form without coupons;

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  a holder of certificated securities would be able to exchange those securities, without charge, for an equal aggregate principal amount of securities of the same series, having the same issue date and with identical terms and provisions; and

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  a holder of certificated securities would be able to transfer those securities without cost to another holder, other than for applicable stamp taxes or other governmental charges.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources, including DTC, that we believe to be reliable, but we take no responsibility for the accuracy thereof.

        None of the trustees, us or any agent for payment on or registration of transfer or exchange of any global security will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

SELLING SECURITYHOLDERS

        Selling securityholders are persons or entities that, directly or indirectly, have acquired or will from time to time acquire from us, our securities in various private transactions. Such selling securityholders may be parties to registration rights agreements with us, or we otherwise may have agreed or will agree to register their securities for resale. If authorized by us, the initial purchasers of our securities, as well as their transferees, pledgees, donees or successors, all of whom we refer to as "selling securityholders," may from time to time offer and sell the securities pursuant to this prospectus and any applicable prospectus supplement.

        The applicable prospectus supplement will set forth the name of each selling securityholder, the number and type of securities beneficially owned by such selling securityholder that are covered by such prospectus supplement, the number and type of securities to be offered for the securityholder's account and the amount and (if one percent or more) the percentage of the class to be owned by such securityholder after completion of the offering. The applicable prospectus supplement also will disclose whether any of the selling securityholders have held any position or office with, have been employed by or otherwise have had a material relationship with us during the three years prior to the date of the prospectus supplement.

PLAN OF DISTRIBUTION

        We and any selling securityholder may sell the securities offered pursuant to this prospectus on a continuous or delayed basis:

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  through underwriters or dealers;

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  directly; or

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  through agents.

        This prospectus may be used in connection with any offering of securities through any of these methods or other methods described in the applicable prospectus supplement.

        The applicable prospectus supplement will set forth the terms under which the securities are offered, including the name or names of any underwriters, dealers or agents, the respective amounts offered, the purchase price of the securities and the proceeds to us from the sale, any underwriting discounts and other items constituting compensation, any initial offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

        Any initial offering price and any discounts, concessions or commissions allowed or reallowed or paid to dealers may be changed from time to time.

        If underwriters are used in an offering, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more of those firms. The specific managing underwriter or underwriters, if any, will be named in the prospectus supplement relating to the particular securities together with the members of the underwriting syndicate, if any. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the particular securities will be subject to certain conditions precedent and the underwriters will be obligated to purchase all of the securities being offered if any are purchased.

        We and any selling securityholder may sell the securities directly or through agents designated from time to time. The applicable prospectus supplement will set forth the name of any agent involved in the offer or sale of the securities in respect of which such prospectus supplement is delivered and any commissions payable by us to such agent. Unless otherwise indicated in the applicable prospectus supplement, any agent will be acting on a best efforts basis for the period of its appointment.

        We may authorize underwriters, dealers or agents to solicit offers by certain institutions to purchase the securities at the public offering price and on the terms described in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

        Securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to herein as the "remarketing firms," acting as principals for their own accounts or as our agent. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, in connection with the securities remarketed thereby.

        Any underwriters, dealers or agents participating in the distribution of the securities may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Agents, dealers and underwriters may be entitled, under agreements entered into with us, to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933, and to contribution with respect to payments which the agents, dealers or underwriters may be required to make in respect of these liabilities. Agents, dealers and underwriters may engage in transactions with or perform services for us in the ordinary course of business.

        Unless otherwise specified in the applicable prospectus supplement, the securities will not be listed on a national securities exchange.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

LEGAL MATTERS

        Morgan, Lewis & Bockius LLP, New York, New York and Gregory L. Nelson, Esq., our Senior Vice President, General Counsel and Secretary, will pass upon the validity of the offered securities for us. As of December 4, 2017, Mr. Nelson owned 35,584.64 shares of Ameren common stock. In addition, as of that date, Mr. Nelson owned 53,058 performance share units, none of which are fully vested. Certain legal matters will be passed upon for any underwriters, dealers, purchasers or agents by

Pillsbury Winthrop Shaw Pittman LLP, New York, New York. Pillsbury Winthrop Shaw Pittman LLP represents us from time to time in connection with various matters. All matters pertaining to our incorporation and all other matters of Missouri law relating to us will be passed upon by Mr. Nelson. As to all matters based on the law of the State of Missouri, Morgan, Lewis & Bockius LLP will rely on the opinion of Mr. Nelson. As to all matters based on the law of the State of New York, Mr. Nelson will rely on the opinion of Morgan, Lewis & Bockius LLP.

EXPERTS

        The financial statements incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2016, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PROSPECTUS

AMEREN ILLINOIS COMPANY

Senior Secured Debt Securities
First Mortgage Bonds
Senior Unsecured Debt Securities
Preferred Stock

        Ameren Illinois Company may offer any of the securities described in this prospectus in one or more offerings from time to time in amounts authorized from time to time. This prospectus may also be used by a selling securityholder of the securities described herein.

        This prospectus provides you with a general description of these securities. We will provide specific information about the offering and the terms of these securities in supplements to this prospectus. The supplements may also add, update or change information contained in this prospectus. You should read this prospectus and the supplements carefully before investing. This prospectus may not be used to sell any of these securities unless accompanied by a prospectus supplement.

        Unless otherwise indicated in the applicable prospectus supplement, the securities described in this prospectus will not be listed on a national securities exchange.

        Our principal executive offices are located at 6 Executive Drive, Collinsville, Illinois 62234 and our telephone number is (618) 343-8150.

        Investing in our securities involves risks. Before buying our securities, you should refer to the risk factors included in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus, in prospectus supplements relating to specific offerings and in other information that we file with the Securities and Exchange Commission. See "Risk Factors" on page 1.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        These securities may be offered directly or through underwriters, agents or dealers. The terms of the plan of distribution will be provided in the applicable prospectus supplement. See "Plan of Distribution."

The date of this prospectus is December 15, 2017.

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC utilizing a "shelf" registration process. Under this shelf registration process, we may sell, at any time and from time to time, in one or more offerings, any of the securities described in this prospectus and selling securityholders may offer such securities owned by them from time to time. We may offer any of the following securities: senior secured debt securities, first mortgage bonds, senior unsecured debt securities and preferred stock (collectively, the "securities").

        This prospectus provides you with a general description of the securities that may be offered by us and/or selling securityholders. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information in this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detail regarding the securities described in this prospectus. You should read this prospectus, the registration statement of which this prospectus is a part and the related exhibits filed with the SEC and any prospectus supplement together with additional information described under "Where You Can Find More Information."

        In this prospectus, "Ameren Illinois," "we," "us" and "our" refer to Ameren Illinois Company and, unless the context otherwise indicates, do not include our subsidiaries, if any.

AMEREN ILLINOIS COMPANY

        Ameren Illinois Company, doing business as Ameren Illinois, operates rate-regulated electric transmission, electric distribution and natural gas distribution businesses in Illinois. Ameren Illinois is a subsidiary of Ameren Corporation ("Ameren"), a public utility holding company under the Public Utility Holding Company Act of 2005. Ameren Illinois was incorporated in Illinois in 1923 and is the successor to a number of companies, the oldest of which was organized in 1902. Ameren Illinois supplies electric and natural gas utility service to portions of central and southern Illinois having an estimated population of 3.1 million in an area of 40,000 square miles. As of December 31, 2016, Ameren Illinois supplied electric service to 1.2 million customers and natural gas service to 0.8 million customers.

RISK FACTORS

        Investing in the securities involves certain risks. You are urged to read and consider the risk factors relating to an investment in the securities described in our annual, quarterly and current reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, which are incorporated by reference into this prospectus. Before making an investment decision, you should carefully consider these risks as well as other information we include or incorporate by reference in this prospectus. There may be additional risks and uncertainties (either currently unknown or not currently believed to be material) that could adversely affect the results of our operations, financial position and liquidity. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our financial performance. The prospectus supplement applicable to each type or series of securities we offer may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under that prospectus supplement. Each of the risks described could result in a decrease in the value of the particular securities and your investment therein.

WHERE YOU CAN FIND MORE INFORMATION

        We have filed a registration statement on Form S-3 with the SEC under the Securities Act of 1933. This prospectus is part of the registration statement, but the registration statement also contains or incorporates by reference additional information and exhibits. We are subject to the informational requirements of the Securities Exchange Act of 1934 and, therefore, we file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy the registration statement and any document that we file with the SEC at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC's toll-free telephone number at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding companies, such as us, that file documents with the SEC electronically. The documents can be found by searching the EDGAR archives of the SEC electronically.

        The SEC allows us to "incorporate by reference" the information that we file with the SEC which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and you should read it with the same care. Later information that we file with the SEC will automatically update and supersede this information and will be deemed to be incorporated by reference into this prospectus (other than any documents, or portions of documents, not deemed to be filed). We incorporate by reference the following documents previously filed with the SEC:

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  our Annual Report on Form 10-K for the year ended December 31, 2016;

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  our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017; and

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  our Current Reports on Form 8-K filed on May 1, 2017, and November 28, 2017.

We are also incorporating by reference all additional documents that we file with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this prospectus until the offerings contemplated by this prospectus are completed or terminated.

        Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any separately filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute part of this prospectus.

        You may request a free copy of these filings by writing or telephoning us, c/o Ameren Corporation, at the following address:

  Ameren Illinois Company
  c/o Ameren Corporation
  Attention: Secretary's Department
  P.O. Box 66149
  St. Louis, Missouri 63166-6149
  Telephone: (314) 621-3222

        Upon such request, we will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of all of the information that has been incorporated by reference in this prospectus but not delivered with this prospectus. Copies of these filings are also available from Ameren's website at www.amereninvestors.com. We do not intend this internet address to be an active link or to otherwise incorporate the contents of the website into this prospectus.

        You should rely only on the information incorporated by reference or provided in this prospectus or any supplement or in any written communication from us specifying the final terms of a particular offering of securities. We have not authorized anyone else to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus or any supplement is accurate as of any date

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other than the date on the front of those documents or that the information incorporated by reference is accurate as of any date other than the filing date of the document incorporated by reference. Our business, financial position, results of operations and prospects may have changed since those dates.

RATIOS OF EARNINGS TO FIXED CHARGES AND COMBINED
FIXED CHARGES AND PREFERRED STOCK DIVIDEND REQUIREMENTS

        Our ratios of earnings to fixed charges for the five years ended December 31, 2016, and the nine months ended September 30, 2017, were as follows:

	Year Ended December 31,
						Nine Months Ended September 30, 2017
	2012	2013	2014	2015	2016
Ratio of earnings to fixed charges	2.8	3.1	3.8	3.5	3.9	3.9

        Our ratios of earnings to combined fixed charges and preferred stock dividend requirements for the five years ended December 31, 2016, and the nine months ended September 30, 2017, were as follows:

	Year Ended December 31,
						Nine Months Ended September 30, 2017
	2012	2013	2014	2015	2016
Ratio of earnings to combined fixed charges and preferred stock dividend requirements	2.7	3.0	3.7	3.4	3.8	3.8

USE OF PROCEEDS

        Unless we state otherwise in any prospectus supplement, we will use the net proceeds we receive from the sale of the offered securities:

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  to finance our ongoing construction and maintenance programs;

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  to redeem, repurchase, repay or retire outstanding indebtedness and preferred stock; and

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  for other general corporate purposes.

        The prospectus supplement relating to a particular offering of securities by us will identify the use of proceeds for that offering.

        We will not receive any of the proceeds from the sale of any securities by any selling securityholders.

DESCRIPTION OF SENIOR SECURED DEBT SECURITIES

General

        The senior secured debt securities will be issued under, and secured by, our senior secured indenture dated as of June 1, 2006, as amended and supplemented, which we refer to collectively as the "senior secured indenture," between The Bank of New York Mellon Trust Company, N.A., as senior secured trustee, and us (as successor to Illinois Power Company). The senior secured indenture and the form of supplemental indenture or other instrument establishing the senior secured debt securities of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The senior secured indenture has been qualified under the Trust Indenture Act of 1939. The senior secured debt securities of all series that may be issued under the senior secured indenture are referred to in this prospectus as "senior secured debt securities." The following summaries of certain provisions of the senior secured indenture do not purport to be

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complete and are subject to, and qualified in their entirety by, all provisions of the senior secured indenture and the senior secured debt securities.

Priority and Security; Release Date

        Until the release date (as defined below), all of the senior secured debt securities outstanding under the senior secured indenture will be secured by one or more series of our first mortgage bonds, which we refer to as the "senior note mortgage bonds," issued under the mortgage indenture described under "Description of First Mortgage Bonds and Mortgage Indenture" and delivered by us to the senior secured trustee. On the date of original issuance of a series of senior secured debt securities before the release date, we will simultaneously issue and deliver to the senior secured trustee under the senior secured indenture, as security for such senior secured debt securities, a corresponding series of our senior note mortgage bonds. Each series of senior note mortgage bonds will be in the same aggregate principal amount, will have the same stated maturity date and redemption provisions, and, if they bear interest, will have the same interest rate and interest payment dates, as the series of such senior secured debt securities to which they relate. These senior note mortgage bonds will secure the related series of senior secured debt securities. Until the release date, the senior secured debt securities will be secured ratably with our first mortgage bonds in the collateral pledged to secure such bonds.

        When we pay the principal of, premium, if any, and interest on the senior secured debt securities, senior note mortgage bonds of the related series in a principal amount equal to the principal amount of such senior secured debt securities so paid will be deemed fully paid and our obligation to make such payment shall be discharged. Any payment of principal of, premium, if any, and interest on each series of senior note mortgage bonds will generally be applied by the senior secured trustee to satisfy our obligations with respect to principal of, premium, if any, and interest on the related series of senior secured debt securities.

        The release date will be the date that all of our first mortgage bonds issued and outstanding under the mortgage indenture, other than the senior note mortgage bonds, have been retired—at, before or after the maturity thereof—through payment, redemption or otherwise, including those first mortgage bonds deemed to be paid within the meaning of the mortgage indenture. On the release date, the senior secured trustee will deliver to us for cancellation all the senior note mortgage bonds and, not later than 30 days thereafter, will provide notice to all holders of senior secured debt securities of the occurrence of the release date. As a result, on the release date, the senior note mortgage bonds shall cease to secure the senior secured debt securities, and the senior secured debt securities will become our unsecured general obligations and will rank equally with all of our other unsecured and unsubordinated debt from time to time outstanding, unless otherwise secured as described in this prospectus or any prospectus supplement. If any event of default under the senior secured indenture or the mortgage indenture has occurred and is continuing on the date that the release date would otherwise occur, the release date will be postponed until the event of default has been cured.

        A release date will not occur so long as our 3.70% First Mortgage Bonds due 2047 are outstanding. We have also agreed that so long as any of our 2.70% Senior Secured Notes due 2022 are outstanding, we will not permit a release date to occur, and so long as any of our 9.75% Senior Secured Notes due 2018 and 6.25% Senior Secured Notes due 2018 are outstanding, we will not optionally redeem, purchase or otherwise retire in full our outstanding first mortgage bonds not subject to release provisions; therefore a release date will not occur so long as these notes remain outstanding. We may at any time redeem our 3.70% First Mortgage Bonds due 2047, 2.70% Senior Secured Notes due 2022, 9.75% Senior Secured Notes due 2018 and 6.25% Senior Secured Notes due 2018, at a make-whole redemption price.

        Until the release date, the senior secured debt securities will rank equally with all of our other current and future secured debt that is directly or indirectly secured by the lien of the mortgage

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indenture, will be effectively senior to our unsecured and unsubordinated debt (with respect to the mortgaged property under the mortgage indenture as defined below under "Description of First Mortgage Bonds and Mortgage Indenture—Priority and Security") and will rank senior in right of payment to our subordinated debt. We have other senior secured debt, and we may incur additional senior secured debt, that is secured by a lien on substantially all of the property and franchises that were owned by Central Illinois Light Company ("CILCO") immediately prior to the merger of CILCO and Illinois Power Company with and into Central Illinois Public Service Company on October 1, 2010, with the surviving corporation renamed Ameren Illinois Company (the "Ameren Illinois Merger") and certain extensions, enlargements, additions, or repairs to such property or franchises acquired after the Ameren Illinois Merger, but not by a lien on the mortgaged property securing the senior secured debt securities described in this prospectus. Unless we elect otherwise, the senior secured debt securities will not be secured by the property and franchises that were owned by CILCO immediately prior to the Ameren Illinois Merger and any improvements, extensions, or additions to that property or renewals, replacements or substitutions of or for any part of that property.

        Each series of senior note mortgage bonds will be a series of our first mortgage bonds, all of which are secured by a lien on the mortgaged property. Upon the payment or cancellation of any outstanding senior secured debt securities, the senior secured trustee shall surrender to us for cancellation an equal principal amount of the related series of senior note mortgage bonds. We have agreed not to permit, at any time prior to the release date, the aggregate principal amount of senior note mortgage bonds held by the senior secured trustee to be less than the aggregate principal amount of senior secured debt securities then outstanding under the senior secured indenture. Prior to the release date, we may continue to issue first mortgage bonds under the mortgage indenture and such first mortgage bonds may not be subject to release provisions. Following the release date, we have agreed to cause the mortgage indenture to be discharged and we have agreed not to issue any additional first mortgage bonds under the mortgage indenture. While we have agreed to be precluded after the release date from issuing additional first mortgage bonds under the mortgage indenture, we have not agreed to be precluded under the senior secured indenture from issuing or assuming other secured or unsecured debt, or incurring liens on our property, except to the extent indicated under "—Certain Covenants—Limitation on Liens" and "—Certain Covenants—Limitation on Sale and Lease-Back Transactions," and except as may otherwise be indicated in the applicable prospectus supplement. The senior secured debt securities can become secured by certain of our property from and after the release date as explained below under "—Certain Covenants—Limitation on Liens."

        The senior secured indenture provides that our obligations to compensate the senior secured trustee and reimburse the senior secured trustee for expenses, disbursements and advances will constitute indebtedness which will be secured by a lien generally prior to that of the senior secured debt securities upon all property and funds held or collected by the senior secured trustee as such.

Issuance of Additional Senior Secured Debt Securities

        The senior secured indenture provides that senior secured debt securities may be issued thereunder without limitation as to aggregate principal amount, provided that, prior to the release date, the principal amount of senior secured debt securities that may be issued and outstanding under the senior secured indenture cannot exceed the principal amount of senior note mortgage bonds then held by the senior secured trustee under the senior secured indenture.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of senior secured debt securities will specify:

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  the title and any limitation on the aggregate principal amount of the senior secured debt securities;

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  the original issue date for the senior secured debt securities and the date on which the senior secured debt securities will mature;

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  the interest rate or rates, or method of calculation thereof, for the senior secured debt securities, and the date from which interest shall accrue;

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  the dates on which interest will be payable;

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  the record dates for payments of interest if other than the fifteenth day of the calendar month next preceding each interest payment date;

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  the terms, if any, regarding the optional or mandatory redemption of the senior secured debt securities, including redemption date or dates of the senior secured debt securities, if any, and the price or prices applicable to such redemption;

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  any period or periods within which, the price or prices at which and the terms and conditions upon which the senior secured debt securities may be repaid, in whole or in part, at the option of the holder thereof;

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  if prior to the release date, the designation of the related series of senior note mortgage bonds being delivered to the senior secured trustee in connection with the issuance of the senior secured debt securities; and

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  any other terms of the senior secured debt securities not inconsistent with the senior secured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the senior secured debt securities will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        There is no requirement under the senior secured indenture that our future issuances of debt securities be issued exclusively under the senior secured indenture, and we will be free to employ other indentures or documentation containing provisions different from those included in the senior secured indenture or applicable to one or more issuances of senior secured debt securities, in connection with future issuances of other debt securities, including as described in this prospectus under "Description of Senior Unsecured Debt Securities."

        The senior secured indenture provides that the senior secured debt securities will be issued in one or more series, may be issued at various times, may have differing maturity dates, may have differing redemption provisions and may bear interest at differing rates. We need not issue all senior secured debt securities of one series at the same time, and, unless otherwise provided in the applicable prospectus supplement, we may reopen a series without the consent of the holders of the senior secured debt securities of that series, for issuances of additional senior secured debt securities of that series.

        Unless otherwise provided in the applicable prospectus supplement, there are no provisions in the senior secured indenture or the senior secured debt securities that require us to redeem, or permit the holders to cause a redemption of, the senior secured debt securities or, except for the requirement that existing and additional senior secured debt securities be secured by an equal principal amount of senior note mortgage bonds until a release date occurs as described under "—Priority and Security; Release Date" and "—Issuance of Additional Senior Secured Debt Securities," that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

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Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, each series of senior secured debt securities will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of The Depository Trust Company, as depositary, which we refer to as "DTC," and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have senior secured debt securities registered in their names, will not receive or be entitled to receive physical delivery of any senior secured debt securities and will not be considered the registered holders thereof under the senior secured indenture.

        Senior secured debt securities of any series will be exchangeable for other senior secured debt securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

        Unless otherwise indicated in the applicable prospectus supplement, senior secured debt securities may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office of the senior secured trustee maintained for such purpose with respect to any series of senior secured debt securities, without service charge but upon payment of any taxes and other governmental charges as described in the senior secured indenture. Such transfer or exchange will be effected upon the senior secured trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any senior secured debt securities that have been mutilated, destroyed, lost or stolen, new senior secured debt securities of a like aggregate principal amount and tenor will be issued upon the senior secured trustee and us being satisfied with the evidence of ownership and loss and with the security or indemnity provided.

        In the event of any redemption of senior secured debt securities of any series, the senior secured trustee will not be required to exchange or register a transfer of any senior secured debt securities of such series selected, called or being called for redemption except, in the case of any senior secured debt security to be redeemed in part, the portion thereof not to be so redeemed.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on senior secured debt securities issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on senior secured debt securities, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the senior secured debt securities maintained by the senior secured trustee; provided, however, a holder of senior secured debt securities of one or more series under the senior secured indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the senior secured trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, senior secured debt securities in the form of certificated securities will be payable in immediately available funds at the office of the senior secured trustee or at the authorized office of any paying agent upon presentation and surrender of such senior secured debt securities. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

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        All monies we pay to the senior secured trustee for the payment of principal of, premium, if any, and interest on any senior secured debt security which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such senior secured debt security thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any senior secured debt security is due or the date fixed for redemption of any senior secured debt security is not a business day (as defined in the senior secured indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        Any terms for the optional or mandatory redemption of the senior secured debt securities will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, the senior secured debt securities will be redeemable only upon notice by mail not less than 30 nor more than 60 days prior to the date fixed for redemption, and, if less than all the senior secured debt securities of a series are to be redeemed, the particular senior secured debt securities to be redeemed will be selected by the senior secured trustee in such manner as it shall deem appropriate and fair.

        Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the senior secured trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such senior secured debt securities and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such senior secured debt securities.

Purchase of Senior Secured Debt Securities

        We or our affiliates may, at any time and from time to time, purchase all or some of the senior secured debt securities at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Events of Default

        The following constitute events of default under the senior secured indenture with respect to the senior secured debt securities:

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  default in the payment of principal of, and premium, if any, on any senior secured debt securities when due and payable;

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  default in the payment of interest on any senior secured debt securities when due and payable which continues for 60 days;

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  failure to observe or perform any of our other covenants or warranties in the senior secured debt securities or in the senior secured indenture and the continuation thereof for 60 days after written notice thereof is given to us by the senior secured trustee or to the senior secured trustee and us by the holders of at least 25% in aggregate principal amount of the outstanding senior secured debt securities;

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  prior to the release date, the occurrence of an event of default as defined in the mortgage indenture; provided, however, that the waiver or cure of such default under the mortgage

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    indenture and the rescission and annulment of the consequences thereof under the mortgage indenture shall constitute a waiver of the corresponding event of default under the senior secured indenture and a rescission and annulment of the consequences thereof under the senior secured indenture; and

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  the occurrence of certain events of bankruptcy, insolvency, reorganization, assignment or receivership relating to us, whether voluntary or involuntary, specified in the senior secured indenture, including, without limitation, the commencement by us of a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, our consent to an order for relief in an involuntary case under any such law, an assignment for the benefit of creditors or the taking of any other corporate actions in furtherance of the foregoing.

        If an event of default under the senior secured indenture occurs and is continuing, either the senior secured trustee or the holders of not less than 33% in aggregate principal amount of the outstanding senior secured debt securities may declare, by notice in writing, the principal amount of and interest on all senior secured debt securities to be due and payable immediately. Upon such acceleration of the senior secured debt securities, the senior note mortgage bonds shall be immediately redeemable upon demand of the senior secured trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the redemption date. At any time after an acceleration of the senior secured debt securities has been declared, but before a judgment or decree for the payment of the principal amount of the senior secured debt securities has been obtained, and provided the acceleration of all senior note mortgage bonds has not occurred, if we pay or deposit with the senior secured trustee a sum sufficient to pay all matured installments of interest and the principal and premium, if any, which have become due otherwise than by acceleration and any amounts due to the senior secured trustee, and all defaults shall have been cured or waived, then such payment or deposit will cause an automatic rescission and annulment of the acceleration of the senior secured debt securities.

        The senior secured indenture provides that the senior secured trustee generally will be under no obligation to exercise any of its rights or powers under the senior secured indenture at the request or direction of any of the holders of senior secured debt securities unless such holders have offered to the senior secured trustee reasonable security or indemnity. Subject to such provisions for indemnity and certain other limitations contained in the senior secured indenture, the holders of a majority in principal amount of the outstanding senior secured debt securities generally will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the senior secured trustee, or of exercising any trust or power conferred on the senior secured trustee. The holders of a majority in principal amount of the outstanding senior secured debt securities generally will have the right to waive any past default or event of default under the senior secured indenture, except a default in the payment of principal, premium or interest on the senior secured debt securities. The senior secured indenture provides that no holder of senior secured debt securities may institute any action against us under or with respect to the senior secured indenture except as described in the next paragraph or unless such holder previously shall have given to the senior secured trustee written notice of default and continuance thereof and unless the holders of not less than a majority in aggregate principal amount of senior secured debt securities shall have requested the senior secured trustee to institute such action and shall have offered the senior secured trustee reasonable indemnity, and the senior secured trustee shall not have instituted such action within 60 days of such request. Furthermore, no holder of senior secured debt securities will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of senior secured debt securities.

        Notwithstanding the foregoing, each holder of senior secured debt securities has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such senior secured debt securities when due and to institute suit for the enforcement of any such

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payment, and such rights may not be impaired without the consent of that holder of senior secured debt securities.

        The senior secured indenture provides that the senior secured trustee, within 90 days after the occurrence of a default with respect to the senior secured debt securities actually known to the senior secured trustee, is required to give the holders of the senior secured debt securities notice of such default, unless cured or waived, but, except in the case of default in the payment of principal of, premium or interest on any senior secured debt securities, the senior secured trustee may withhold such notice if it determines in good faith that it is in the interest of such holders to do so. We are required to deliver to the senior secured trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the senior secured indenture.

Modification

        The senior secured trustee and we may modify and amend the senior secured indenture with the consent of the holders of a majority in principal amount of the outstanding senior secured debt securities, considered as one class, provided that no such modification or amendment may, without the consent of the holder of each outstanding senior secured debt security affected thereby:

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  change the maturity date of any senior secured debt security;

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  reduce the rate, or change the method of calculation thereof, or extend the time of payment of interest on any senior secured debt security;

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  reduce the principal amount of, or premium payable on, any senior secured debt security;

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  change the coin or currency of any payment of principal of, premium, if any, or interest on any senior secured debt security;

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  change the date on which any senior secured debt security may be redeemed or adversely affect the rights of a holder to institute suit for the enforcement of any payment on any senior secured debt security;

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  impair the interest of the senior secured trustee in any senior note mortgage bonds or, prior to the release date, reduce the principal amount of any series of senior note mortgage bonds to an amount less than the principal amount of the related series of senior secured debt securities or alter the payment provisions of those senior note mortgage bonds in a manner adverse to the holders of the senior secured debt securities; or

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  modify the foregoing requirements or reduce the percentage of outstanding senior secured debt securities necessary to modify or amend the senior secured indenture or to waive any past default to less than a majority.

        The senior secured trustee and we may modify and amend the senior secured indenture without the consent of the holders:

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  to change or eliminate any of the provisions of the senior secured indenture, provided that any such change or elimination shall become effective only when there is no outstanding senior secured debt securities created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to senior secured debt securities issued after the effective date of such change or elimination;

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  to establish the form of the senior secured debt securities of any series as permitted by the senior secured indenture or to establish or reflect any terms of the senior secured debt securities of any series as determined by the senior secured indenture;

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  •
  to evidence the succession of another corporation to us as permitted by the senior secured indenture, and the assumption by any successor of our covenants in the senior secured indenture and in the senior secured debt securities;

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  to grant or confer upon the senior secured trustee for the benefit of the holders of one or more series of senior secured debt securities any additional rights, remedies, powers or authority;

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  to permit the senior secured trustee to comply with any duties imposed upon it by law;

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  to specify further the duties and responsibilities of, and to define further the relationships among, the senior secured trustee, any authenticating agent and any paying agent, and to evidence the succession of a successor trustee as permitted under the senior secured indenture;

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  to add to our covenants for the benefit of the holders of one or more series of senior secured debt securities or to surrender a right conferred on us in the senior secured indenture;

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  to add further security for the senior secured debt securities;

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  to add an event of default with respect to one or more series of senior secured debt securities;

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  to add provisions permitting us to be released with respect to one or more series of outstanding senior secured debt securities from our obligations under the covenants described under "—Certain Covenants—Limitation on Liens," "—Certain Covenants—Limitation on Sale and Lease-Back Transactions" and "—Consolidation, Merger and Sale or Disposition of Assets," upon satisfaction of conditions with respect to such series of senior secured debt securities that are the same as those described under "—Defeasance and Discharge," except that the opinion of tax counsel referred to in that section need not be based upon a ruling or similar pronouncement by the Internal Revenue Service or a change in law;

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  to comply with our obligations with respect to limitations on liens in the senior secured indenture;

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  to supply omissions, cure ambiguities or correct defects which actions, in each case, are not prejudicial to the interests of the holders in any material respect; or

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  to make any other change that is not prejudicial to the holders of senior secured debt securities.

        A supplemental indenture which changes or eliminates any covenant or other provision of the senior secured indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of senior secured debt securities, or which modifies the rights of the holders of senior secured debt securities of such series with respect to such covenant or provision, will be deemed not to affect the rights under the senior secured indenture of the holders of senior secured debt securities of any other series.

Defeasance and Discharge

        The senior secured indenture provides that we will be discharged from any and all obligations in respect of the senior secured debt securities and the senior secured indenture, except for certain obligations such as obligations to register the transfer or exchange of senior secured debt securities, replace stolen, lost or mutilated senior secured debt securities and maintain paying agencies, if, among other things, we irrevocably deposit with the senior secured trustee, in trust for the benefit of holders of senior secured debt securities, money or certain United States government obligations, or any combination thereof, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money in an amount sufficient, without reinvestment, to make all payments of principal of, premium, if any, and interest on the senior secured debt securities on the dates such payments are due in accordance with the terms of the senior secured indenture and the senior secured debt securities; provided that, unless all of the senior secured debt securities are to be

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due within 90 days of such deposit by redemption or otherwise, we shall also have delivered to the senior secured trustee an opinion of counsel expert in federal tax matters to the effect that we have received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change in law, in either case to the effect that the holders of the senior secured debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the senior secured indenture and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case absent such defeasance or discharge of the senior secured indenture. Thereafter, the holders of senior secured debt securities must look only to such deposit for payment of the principal of, premium, if any, and interest on the senior secured debt securities.

Consolidation, Merger and Sale or Disposition of Assets

        We have agreed not to consolidate with or merge into any other corporation or sell or otherwise dispose of our properties substantially as an entirety to any person unless:

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  the successor corporation or the person that receives such properties pursuant to such sale or other disposition shall be a corporation organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia;

  •
  the successor corporation or the person that receives such properties pursuant to such sale or other disposition assumes by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest on all the senior secured debt securities and the performance of every covenant of the senior secured indenture to be performed or observed by us; and

  •
  if such consolidation, merger, sale or disposition occurs prior to the release date, the successor corporation or the person that receives such properties pursuant to such sale or other disposition assumes by a supplemental indenture to the mortgage indenture our obligations under the mortgage indenture with respect to the senior note mortgage bonds.

        Upon any such consolidation, merger, sale or other disposition of our properties substantially as an entirety, the successor corporation formed by such consolidation or into which we are merged or the person to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, us under the senior secured indenture with the same effect as if such successor corporation or person had been named as us therein and we will be released from all obligations under the senior secured indenture. For purposes of the senior secured indenture, the conveyance or other transfer by us of:

  •
  all of our facilities for the transmission of electric energy; or

  •
  all of our facilities for the distribution of natural gas;

in each case considered alone or in any combination with properties described in any other clause, shall in no event be deemed to constitute a conveyance or other transfer of all our properties as or substantially as an entirety.

Certain Covenants

  Limitation on Liens

        The senior secured indenture provides that we may not issue, assume, guarantee or permit to exist after the release date any Debt (as defined below) that is secured by any mortgage, security interest, pledge, lien or other encumbrance ("Lien") of or upon any of our Operating Property (as defined below), whether owned at the date of the senior secured indenture or thereafter acquired, without in any such case effectively securing the senior secured debt securities (together with, if we shall so determine, any of our other indebtedness ranking equally with the senior secured debt securities) equally and ratably with such Debt (but only so long as such Debt is so secured).

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        The foregoing restriction will not apply to:

  (1)
  Liens on Operating Property existing at the time of acquisition by us (which Liens may also extend to subsequent repairs, alterations and improvements to such Operating Property);

  (2)
  Liens on operating property of a corporation existing at the time such corporation is merged into or consolidated with, or such corporation disposes of all or substantially all its properties (or those of a division) to, us (which Liens may also extend to Operating Property subsequently acquired, constructed, developed, repaired, altered or improved if required by the mortgage, security agreement or other instrument creating such Lien provided that such Liens may not extend to Operating Property owned by us immediately prior to such merger, consolidation, sale, lease or disposition);

  (3)
  Liens on Operating Property to secure all or part of the cost of acquisition, construction, development or substantial repair, alteration or improvement of property or to secure Debt incurred to provide funds for any such purpose (including the costs of incurring such Debt) or for reimbursement of funds previously expended for any such purpose (including the costs of incurring such Debt), provided such Liens are created or assumed contemporaneously with, or within 18 months after, such acquisition or the completion of substantial repair or alteration, construction, development or substantial improvement;

  (4)
  Liens in favor of any State, or any department, agency or instrumentality or political subdivision of any State, or for the benefit of holders of securities issued by any such entity (or providers of credit enhancement with respect to such securities), to secure any Debt (including, without limitation, our obligations with respect to industrial development, pollution control or similar revenue bonds) incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving our Operating Property; or

  (5)
  any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in clauses (1) through (4); provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by said clauses (1) to (4), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

        Also, the foregoing restriction will not apply to the issuance, assumption or guarantee by us of Debt secured by a Lien that would otherwise be subject to the foregoing restrictions up to an aggregate principal amount which, together with all our other secured Debt (not including secured Debt permitted under any of the foregoing exceptions) and the Value (as defined below) of Sale and Lease-Back Transactions (as defined below) existing at such time (other than Sale and Lease-Back Transactions the proceeds of which have been applied to the retirement of certain indebtedness, Sale and Lease-Back Transactions in which the property involved would have been permitted to be mortgaged under any of the foregoing exceptions in clauses (1) to (5) and Sale and Lease-Back Transactions that are permitted by the first sentence of "—Limitation on Sale and Lease-Back Transactions"), does not exceed 15% of Capitalization (as defined below).

  Limitation on Sale and Lease-Back Transactions

        The senior secured indenture provides that we may not enter into or permit to exist after the release date any Sale and Lease-Back Transaction (as defined below) with respect to any Operating Property (except for transactions involving leases for a term, including renewals, of not more than 48 months), if the purchaser's commitment is obtained more than 18 months after the later of (i) the completion of the acquisition and (ii) the placing in operation of such Operating Property or of such

13

Operating Property as constructed or developed or substantially repaired, altered or improved. This restriction will not apply if:

  (1)
  we would be entitled pursuant to any of the provisions described in clauses (1) to (5) of the first sentence of the second paragraph under "—Limitation on Liens" to issue, assume, guarantee or permit to exist Debt secured by a Lien on such Operating Property without equally and ratably securing the senior secured debt securities;

  (2)
  after giving effect to such Sale and Lease-Back Transaction, we could incur pursuant to the provisions described in the second sentence of the second paragraph under "—Limitation on Liens," at least $1.00 of additional Debt secured by Liens (other than Liens permitted by clause (1)); or

  (3)
  we apply within 180 days an amount equal to, in the case of a sale or transfer for cash, the net proceeds (not exceeding the net book value), and, otherwise, an amount equal to the fair value (as determined by our board of directors) of the Operating Property so leased, to the retirement of senior secured debt securities or our other Debt ranking senior to, or equally with, the senior secured debt securities, subject to reduction for senior secured debt securities and such Debt retired during such 180-day period otherwise than pursuant to mandatory sinking fund or prepayment provisions and payments at stated maturity.

  Certain Definitions

        "Capitalization" means the total of all the following items appearing on, or included in, our consolidated balance sheet:

  •
  liabilities for Debt (excluding debt issued after the date of the senior secured indenture relating to any securitization transaction authorized by an order of the Illinois Commerce Commission pursuant to state legislation authorizing such securitization) maturing more than 12 months from the date of determination; and

  •
  common stock, preferred stock or other preferred securities, premium on capital stock, capital surplus, capital in excess of par value and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of our capital stock held in our treasury.

Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which we are engaged and that are approved by independent accountants regularly retained by us, and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

        "Debt" means any of our outstanding debt for money borrowed evidenced by notes, debentures, bonds, or other securities, or guarantees of any thereof.

        "Operating Property" means:

  •
  any interest in real property owned by us; and

  •
  any asset owned by us that is depreciable in accordance with generally accepted accounting principles in the United States excluding, in either case, any interest of us as lessee under any lease which has been or would be capitalized on the books of the lessee in accordance with such generally accepted accounting principles (except for a lease that results from a Sale and Lease-Back Transaction).

        "Sale and Lease-Back Transaction" means any arrangement with any person providing for the leasing to us of any Operating Property (except for leases for a term, including any renewals thereof, of not more than 48 months), which Operating Property has been or is to be sold or transferred by us to

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such person; provided, however, Sale and Lease-Back Transaction does not include any arrangement first entered into prior to the date of the senior secured indenture.

        "Value" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of:

  •
  the net proceeds to us from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction; and

  •
  the net book value of such property, as determined in accordance with generally accepted accounting principles by us at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.

Voting of Senior Note Mortgage Bonds Held by Senior Secured Trustee

        The senior secured trustee, as the holder of the senior note mortgage bonds, will attend any meeting of bondholders under the mortgage indenture, or, at its option, will deliver its proxy in connection therewith relating to matters with respect to which it is entitled to vote or consent. So long as no event of default under the senior secured indenture shall have occurred and be continuing, the senior secured trustee shall vote all senior note mortgage bonds then held by it, or consent with respect thereto, proportionately with the vote or consent of the holders of all other first mortgage bonds outstanding under the mortgage indenture, the holders of which are eligible to vote or consent; provided, however, with respect to any amendment or modification of the mortgage indenture which, if it were an amendment or modification of the senior secured indenture, would require the consent of holders of senior secured debt securities as described under "—Modification," the senior secured trustee shall not vote in favor of, or consent to, such amendment or modification without the prior consent of holders of senior secured debt securities that would be required for such an amendment or modification of the senior secured indenture. If there are no holders of other first mortgage bonds outstanding under the mortgage indenture who are eligible to vote or consent with respect to any amendment or modification of the mortgage indenture, the senior secured trustee shall vote the senior note mortgage bonds then held by it, or consent with respect thereto, in accordance with the consent of the holders of senior secured debt securities that would be required for such an amendment or modification of the senior secured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, each initial and future holder of senior secured debt securities of every series created after October 25, 2017, will irrevocably (a) consent to each of the amendments to the mortgage indenture described under "Description of First Mortgage Bonds and Mortgage Indenture" entitled: "—Priority and Security," "—Issuance of Additional First Mortgage Bonds," "—Remedies," "—Consolidation, Merger, Conveyance, Transfer or Lease" and "—Release of Property" without any other or further action by any holder of such senior secured debt securities and (b) designate the senior secured trustee as the proxy of such holder with irrevocable instructions to vote and deliver written consents on behalf of such holder in favor of such amendments at any meeting of noteholders or bondholders, in lieu of any meeting of noteholders or bondholders, in response to any consent solicitation or otherwise. As of November 30, 2017, no holder of senior secured debt securities has consented to such amendments. For information regarding voting or consents by holders of first mortgage bonds (other than senior note mortgage bonds), see "—Reserved Rights to Amend the Mortgage Indenture and Consents" under "Description of First Mortgage Bonds and Mortgage Indenture" in this prospectus.

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Resignation or Removal of Senior Secured Trustee

        The senior secured trustee may resign at any time upon written notice to us specifying the day upon which the resignation is to take effect and such resignation will take effect immediately upon the later of the appointment of a successor trustee and such specified day. The senior secured trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the senior secured trustee and signed by the holders, or their attorneys-in-fact, of at least a majority in principal amount of the then outstanding senior secured debt securities. In addition, so long as no event of default or event which, with the giving of notice or lapse of time or both, would become an event of default has occurred and is continuing, we may remove the senior secured trustee upon notice to the holder of each senior secured debt security outstanding and the senior secured trustee, and the appointment of a successor trustee.

Concerning the Senior Secured Trustee

        We and our affiliates maintain corporate trust and other banking relationships with The Bank of New York Mellon Trust Company, N.A. and its affiliates.

        The Bank of New York Mellon Trust Company, N.A. is also acting as trustee under the mortgage indenture, our senior note indenture dated as of June 1, 2006, that was originally executed by CILCO, and our senior note indenture dated as of December 1, 1998. As trustee under the senior secured indenture, The Bank of New York Mellon Trust Company, N.A. could have a conflicting interest for purposes of the Trust Indenture Act of 1939 if an event of default were to occur under the senior secured indenture. In that case, the senior secured trustee may be required to eliminate such conflicting interest by resigning as senior secured trustee. There are other instances under the Trust Indenture Act of 1939 which would require the resignation of the senior secured trustee if a senior secured indenture event of default were to occur.

Governing Law

        The senior secured indenture is, and the senior secured debt securities will be, governed by New York law.

DESCRIPTION OF FIRST MORTGAGE BONDS AND MORTGAGE INDENTURE

General

        Each series of first mortgage bonds will be a new series of first mortgage bonds issued under our General Mortgage Indenture and Deed of Trust dated as of November 1, 1992, between us (as successor to IP) and The Bank of New York Mellon Trust Company, N.A., as successor mortgage trustee, as supplemented, modified and amended by various supplemental indentures, which we collectively refer to as the "mortgage indenture." The mortgage indenture and the form of supplemental indenture establishing the first mortgage bonds of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The mortgage indenture has been qualified under the Trust Indenture Act of 1939. The first mortgage bonds of all series that may be issued under the mortgage indenture are referred to in this prospectus as "first mortgage bonds." The following summaries of certain provisions of the mortgage indenture do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the mortgage indenture and the first mortgage bonds.

        The first mortgage bonds will be issued directly or as security for our obligations under the senior secured indenture and the senior secured debt securities issued thereunder. We refer to first mortgage bonds issued to secure our obligations under the senior secured indenture and the senior secured debt securities issued thereunder as "senior note mortgage bonds."

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Reserved Rights to Amend the Mortgage Indenture and Consents

        We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds, including any senior note mortgage bonds, created after October 25, 2017, as described below under "—Priority and Security," "—Issuance of Additional First Mortgage Bonds," "—Remedies," "—Consolidation, Merger, Conveyance, Transfer or Lease" and "—Release of Property." In addition, unless otherwise indicated in the applicable prospectus supplement, each initial and future holder of first mortgage bonds (other than senior note mortgage bonds) of every series created after October 25, 2017, will irrevocably (a) consent to each of such amendments to the mortgage indenture without any other or further action by any holder of such first mortgage bonds and (b) designate the mortgage trustee as the proxy of such holder with irrevocable instructions to vote and deliver written consent on behalf of such holder in favor of such amendments at any meeting of bondholders, in lieu of any meeting of bondholders, in response to any consent solicitation or otherwise. As of November 30, 2017, the holders of first mortgage bonds (other than senior note mortgage bonds) in the principal amount of $500 million (representing 17.9% of the aggregate principal amount of first mortgage bonds then outstanding) have consented to such amendments. For information regarding voting or consents by the holder of senior note mortgage bonds, the senior secured trustee, see "—Voting of Senior Note Mortgage Bonds Held by Senior Secured Trustee" under "Description of Senior Secured Debt Securities" in this prospectus.

Priority and Security

        The first mortgage bonds, including the senior note mortgage bonds, will be secured by a first lien on the "mortgaged property," which is substantially all of our properties used or to be used in the purchase, transmission, distribution and sale of electricity and natural gas other than the properties owned by CILCO immediately prior to the Ameren Illinois Merger and the other excepted property described below.

        We have other senior secured debt, and we may incur additional senior secured debt, that is secured by a lien on substantially all of the property and franchises that were owned by CILCO immediately prior to the Ameren Illinois Merger and certain extensions, enlargements, additions, or repairs to such property or franchises acquired after the Ameren Illinois Merger, but not by a lien on the mortgaged property. Unless we elect otherwise, the first mortgage bonds, including the senior note mortgage bonds, will not be secured by the property and franchises that were owned by CILCO immediately prior to the Ameren Illinois Merger and any improvements, extensions, or additions to that property or renewals, replacements or substitutions of or for any part of that property.

        The lien of the mortgage indenture on our properties may be subject to permitted liens which include, among other things:

  •
  any lien of the mortgage trustee granted by the mortgage indenture;

  •
  tax liens, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

  •
  mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens, liens or privileges of any of our employees for salary or wages earned, but not yet payable, and other liens, including without limitation liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

  •
  specified judgment liens;

  •
  easements, leases, reservations or other rights of others (including governmental entities) in, and defects of title in, our property;

17

  •
  liens securing indebtedness or other obligations relating to real property we acquired for specified transmission, distribution or communication purposes or for the purpose of obtaining rights-of-way;

  •
  specified leases and leasehold, license, franchise and permit interests;

  •
  liens resulting from law, rules, regulations, orders or rights of governmental authorities and specified liens required by law or governmental regulations;

  •
  liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities in connection with industrial development revenue bonds;

  •
  rights and interests of persons other than us arising out of agreements relating to the common ownership or joint use of property;

  •
  liens in favor of a governmental entity securing payments pursuant to a statute (other than taxes and assessments) or securing purchase money indebtedness;

  •
  liens or encumbrances which in the opinion of counsel do not, individually or in the aggregate, materially impair the lien of the mortgage indenture or the security afforded thereby for the benefit of bondholders; and

  •
  liens securing indebtedness for the payment of which money has been irrevocably deposited in trust and liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made.

We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after October 25, 2017, to amend the definition of permitted liens to include, among other things,

  •
  any lien of the mortgage trustee granted by the mortgage indenture;

  •
  tax liens, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days' notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens, other liens incident to construction, liens or privileges of any of our employees for salary or wages earned, but not yet payable, and other liens, including without limitation liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings or of which at least ten business days' notice has not been given to our general counsel or to such other person designated by us to receive such notices;

  •
  specified judgment liens;

  •
  easements, leases, reservations or other rights of others (including governmental entities) in, and defects of title in, our property;

  •
  liens securing indebtedness or other obligations relating to real property we acquired for specified transmission, distribution or communication purposes or for the purpose of obtaining rights-of-way;

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  •
  specified leases and leasehold, license, franchise and permit interests;

  •
  liens resulting from law, rules, regulations, orders or rights of governmental authorities and specified liens required by law or governmental regulations;

  •
  liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities in connection with industrial development, pollution control or other revenue bonds, or other obligations the interest on which is not included in taxable income for federal or state tax purposes or is otherwise entitled to tax benefits;

  •
  rights of others to take minerals, timber, electric energy or capacity, gas, water, steam or other products produced by us or by others on our property;

  •
  rights and interests of persons other than us arising out of agreements relating to the common ownership or joint use of property, and liens on the interests of those persons in the property;

  •
  restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public services corporation;

  •
  liens in favor of a governmental entity securing payments or obligations pursuant to a statute (other than taxes and assessments);

  •
  liens or encumbrances which in the opinion of counsel do not, individually or in the aggregate, materially impair the lien of the mortgage indenture or the security afforded thereby for the benefit of bondholders; and

  •
  liens securing indebtedness for the payment of which money has been irrevocably deposited in trust and liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made.

        In addition, there are excepted from the lien of the mortgage indenture, among other things, the following:

  •
  cash and securities not paid to, deposited with or held by the mortgage trustee under the mortgage indenture;

  •
  contracts, leases and other agreements of all kinds, contract rights, bills, notes and other instruments, accounts receivable, claims, franchises, licenses, certain intellectual property rights and other general intangibles;

  •
  vehicles, movable equipment, aircraft and vessels;

  •
  goods, wares and merchandise held for sale in the ordinary course of business or for our use or benefit;

  •
  materials, supplies and other personal property consumable in the operations of our business;

  •
  office, communication, computer or record equipment;

  •
  coal, ore, gas, oil, minerals and timber mined or extracted from the land we own or lease;

  •
  electric energy, gas, steam water and other products produced or purchased;

  •
  leasehold interests;

  •
  books and records;

  •
  properties not used or to be used in our electric or gas business;

  •
  properties owned by CILCO immediately prior to the Ameren Illinois Merger; and

19

  •
  properties acquired by us after the Ameren Illinois Merger that are not improvements, extensions, or additions to the mortgaged property or renewals, replacements or substitutions of or for any part of the mortgaged property.

We sometimes refer to property of ours not covered by the lien of the mortgage indenture as "excepted property." Without the consent of the holders of the first mortgage bonds, we and the mortgage trustee may enter into supplemental indentures to subject additional property to the lien of the mortgage indenture, whether or not used in our electric or gas utility businesses (including property which would otherwise be excepted property). Such property, so long as the same would otherwise constitute "property additions" (as described below), would thereupon constitute property additions and be available as a basis for the issuance of first mortgage bonds. See "—Issuance of Additional First Mortgage Bonds."

        The mortgage indenture contains provisions subjecting certain after-acquired property to the lien thereof. These provisions are limited in the case of consolidation or merger (whether or not we are the surviving entity) or sale of substantially all of our assets. In the event of consolidation or merger or the transfer of all the mortgaged property as or substantially as an entirety, the mortgage indenture will not be required to be a lien upon any of the properties then owned or thereafter acquired by the successor entity except properties acquired from us in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts of such properties. See "—Consolidation, Merger, Conveyance, Transfer or Lease." In addition, we may acquire property that is subject to vendors' liens, purchase money mortgages and other liens thereon at the time of acquisition thereof.

        The mortgage indenture provides that the mortgage trustee will have a lien, prior to the lien on behalf of the holders of first mortgage bonds, upon the mortgaged property for the payment of its reasonable compensation and expenses and for indemnity against certain liabilities.

Issuance of Additional First Mortgage Bonds

        The maximum principal amount of first mortgage bonds which may be issued under the mortgage indenture is limited to $100 billion at any time outstanding, subject to property additions, earnings and other limitations of the mortgage indenture. Without the consent of any holder of first mortgage bonds, we may increase or decrease the maximum amount of first mortgage bonds that may be outstanding at any time under the mortgage indenture to an amount that is not less than the aggregate principal amount of first mortgage bonds then outstanding. First mortgage bonds of any series may be issued from time to time under the mortgage indenture on the basis of, and in an aggregate principal amount not exceeding:

  (1)
  75% of the lesser of the "cost" or "fair value" (in each case, as defined in the mortgage indenture) of property additions which do not constitute "funded property" (generally, property additions which have been made the basis of the authentication and delivery of first mortgage bonds, the release of mortgaged property or cash withdrawals, or which have been substituted for retired property) after certain deductions and additions, primarily including adjustments to offset property retirements;

  (2)
  the aggregate principal amount of retired bonds (which consist of first mortgage bonds which have been paid, redeemed or otherwise retired or for the payment of which sufficient cash has been irrevocably deposited with the mortgage trustee, have not been used for certain other purposes under the mortgage indenture and have not been paid, redeemed or otherwise retired by the application of cash constituting mortgaged property); and

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  (3)
  the amount of cash deposited with the mortgage trustee for such purpose, which cash may thereafter be withdrawn upon the same basis that additional first mortgage bonds are issuable under (1) and (2) above.

        "Property additions" generally include any property which is owned by us and is subject to the lien of the mortgage indenture, except (with certain exceptions) goodwill or going concern value rights, or any property the cost of acquisition or construction of which is properly chargeable to an operating expense account of ours.

        In general, the issuance of additional first mortgage bonds is also subject to our adjusted net earnings for 12 consecutive months within the preceding 18 months being at least twice the annual interest requirements on all first mortgage bonds at the time outstanding, first mortgage bonds then applied for and all other indebtedness (with certain exceptions) secured by a lien prior to the lien of the mortgage indenture, if any, except that no such net earnings requirement need be met if the additional first mortgage bonds to be issued are to have no stated interest rate prior to maturity. We do not need to satisfy the net earnings requirement prior to issuance of first mortgage bonds on the basis of retired bonds under (2) above under any circumstances. In general, the interest requirement with respect to variable interest rate indebtedness, if any, is determined with reference to the rate or rates in effect on the date immediately preceding such determination or the rate to be in effect upon initial authentication. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after October 25, 2017, to delete the net earnings requirement set forth above with respect to the issuance of additional first mortgage bonds.

        "Adjusted net earnings" are our operating revenues (including those subject to possible refund) less our operating expenses excluding, among other things, provisions for income taxes; depreciation or amortization of property; interest on any indebtedness and amortization of debt discount and expense; any non-recurring charge to income of whatever kind or nature (including without limitation the recognition of expense due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring item in our books of account; and any refund of revenues previously collected or accrued by us subject to possible refund. Adjusted net earnings also do not take into account profits or losses from the sale or other disposition of property, or non-recurring charges of any kind or nature, whether items of revenue or expense. With respect to first mortgage bonds of a series subject to a periodic offering (such as a medium-term note program), the mortgage trustee will be entitled to receive a certificate evidencing compliance with the net earnings requirements only once, at or prior to the time of the first authentication and delivery of the first mortgage bonds of such series.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of first mortgage bonds, other than senior note mortgage bonds, will specify:

  •
  the designation of such first mortgage bonds;

  •
  the date or dates on which the principal of such first mortgage bonds is payable;

  •
  the interest rate or rates for such first mortgage bonds and the date or dates from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest;

  •
  the option, if any, for us to redeem such first mortgage bonds and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such first mortgage bonds may be redeemed;

21

  •
  our obligation, if any, to redeem or purchase such first mortgage bonds pursuant to any sinking fund or at the option of the holder and the terms and conditions upon which such first mortgage bonds will be redeemed; and

  •
  any other terms not inconsistent with the provisions of the mortgage indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the first mortgage bonds will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        The senior note mortgage bonds will have the same aggregate principal amount, interest rate and maturity date as the related series of senior secured debt securities and will be redeemable when the related series of senior secured debt securities is redeemable or when payment of the related series of senior secured debt securities has been accelerated after an event of default. Upon payment of the principal of, premium, if any, or interest on the senior secured debt securities, senior note mortgage bonds of the corresponding series in a principal amount equal to the principal amount of such senior secured debt securities so paid will be deemed fully paid and our obligation to make such payment shall be discharged.

        Unless otherwise provided in the applicable prospectus supplement, there are no provisions in the mortgage indenture or the first mortgage bonds that require us to redeem, or permit the holders to cause a redemption of, the first mortgage bonds or, except as described under "—Priority and Security" and "—Issuance of Additional First Mortgage Bonds," that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, other than senior note mortgage bonds, each series of first mortgage bonds will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of DTC, as depositary, and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have first mortgage bonds registered in their names, will not receive or be entitled to receive physical delivery of any first mortgage bonds and will not be considered the registered holders thereof under the mortgage indenture.

        First mortgage bonds will be exchangeable for other first mortgage bonds of the same series of any authorized denominations and of a like aggregate principal amount and tenor. Unless otherwise indicated in the applicable prospectus supplement, subject to the terms of the mortgage indenture, first mortgage bonds may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office or agency we may designate for such purpose with respect to any series of first mortgage bonds, without service charge but upon payment of any taxes and other governmental charges as described in the mortgage indenture. Such transfer or exchange will be effected upon the mortgage trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any first mortgage bonds that have been mutilated, destroyed, lost or stolen, new first mortgage bonds of a like aggregate principal amount and tenor will be issued upon the mortgage trustee and us being satisfied with the evidence of ownership and loss and with the indemnity provided.

        Notwithstanding the foregoing, we will not be required to transfer or exchange any first mortgage bonds during a period beginning at the opening of business 15 days before any selection of first mortgage bonds to be redeemed and ending at the close of business on the day notice of redemption is

22

mailed, or that is called or being called for redemption except, in the case of any first mortgage bond to be redeemed in part, the portion thereof not to be so redeemed.

        The senior note mortgage bonds will be immediately delivered to, and registered in the name of, the senior secured trustee. The senior secured indenture provides that the senior secured trustee shall not transfer any senior note mortgage bonds except to a successor trustee, to us, as provided in the senior secured indenture, or in compliance with a court order in connection with a bankruptcy or reorganization proceeding of us.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on first mortgage bonds issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on first mortgage bonds, other than interest at maturity, that are in the form of certificated securities will be paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the first mortgage bonds; provided, however, a holder of first mortgage bonds of one or more series under the mortgage indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the mortgage trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, first mortgage bonds in the form of certificated securities will be payable in immediately available funds at the office of the mortgage trustee or at the authorized office of any paying agent upon presentation and surrender of such first mortgage bonds. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay to the mortgage trustee for the payment of principal of, premium, if any, and interest on any first mortgage bonds which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such first mortgage bonds thereafter may, as an unsecured creditor, look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any first mortgage bond is due or the date fixed for redemption of any first mortgage bond is not a business day (as defined in the mortgage indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        The senior note mortgage bonds will be redeemed on the respective dates and in the respective principal amounts that correspond to the redemption dates for, and the principal amounts to be redeemed of, the corresponding series of senior secured debt securities. The senior note mortgage bonds will not be entitled to any covenant providing for the retirement or amortization of senior note mortgage bonds outstanding or for the certification of expenditures for bondable property in lieu of such retirement.

23

        In the event of an event of default under the senior secured indenture and acceleration of the senior secured debt securities, the senior note mortgage bonds will be immediately redeemable in whole, upon demand of the senior secured trustee, and surrender thereof to the mortgage trustee, at a redemption price of 100% of the principal amount thereof, together with accrued interest to the redemption date.

        With respect to any first mortgage bonds that are not senior note mortgage bonds, any terms for the optional or mandatory redemption of such first mortgage bonds will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, such first mortgage bonds will be redeemable only upon notice by mail not less than 30 nor more than 60 days prior to the redemption date, and, if less than all the first mortgage bonds of a series are to be redeemed, the particular first mortgage bonds to be redeemed will be selected by the mortgage trustee in such manner as it shall deem appropriate and fair. Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the mortgage trustee, on or prior to such redemption date, of money sufficient to pay the principal of, premium, if any, and interest on such first mortgage bonds and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such first mortgage bonds.

Purchase of First Mortgage Bonds

        We or our affiliates may, at any time and from time to time, purchase all or some of the first mortgage bonds at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

Mortgage Events of Default

        Each of the following events constitutes an event of default under the mortgage indenture, referred to in this prospectus as a "mortgage event of default":

  •
  failure to pay interest on any first mortgage bond within 45 days after the same becomes due;

  •
  failure to pay principal of or premium, if any, on any first mortgage bond within three business days after its maturity;

  •
  certain events relating to our reorganization, bankruptcy or insolvency or the appointment of a receiver for us or any substantial part of our property; or

  •
  failure to perform or breach of any of our covenants or warranties in the mortgage indenture (other than a covenant or warranty a default in the performance or breach of which is discussed in the foregoing bullet points) for a period of 60 days after there has been given to us by the mortgage trustee, or to us and the mortgage trustee by the holders of at least 25% in principal amount of the outstanding first mortgage bonds, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default," unless the mortgage trustee, or the mortgage trustee and the holders of a principal amount of first mortgage bonds not less than the principal amount of first mortgage bonds the holders of which gave such notice, as the case may be, agree in writing to an extension of such period prior to its expiration.

        However, the mortgage trustee, or the mortgage trustee and such holders, as the case may be, will be deemed to have agreed to an extension of such period if corrective action has been initiated by us within such period and is being diligently pursued.

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Remedies

        If a mortgage event of default occurs and is continuing, then the mortgage trustee or the holders of not less than 33% in principal amount of the first mortgage bonds then outstanding may declare the principal amount (or if any of the first mortgage bonds are discount bonds, such portion of the principal amount as may be provided for such discount bonds pursuant to the terms of the mortgage indenture) of all of the first mortgage bonds to be immediately due and payable. At any time after such declaration, but before the sale of any of the mortgaged property and before a judgment or decree for payment of money shall have been obtained by the mortgage trustee as provided in the mortgage indenture, the mortgage event or events of default giving rise to such declaration of acceleration will, without further act, be deemed to have been waived, and such declaration and its consequences will, without further act, be deemed to have been rescinded and annulled, if:

  •
  we have paid or deposited with the mortgage trustee a sum sufficient to pay:

  •
  all overdue interest, if any, on all first mortgage bonds then outstanding;

  •
  the principal of, and premium, if any, on any first mortgage bonds then outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such first mortgage bonds; and

  •
  all amounts due to the mortgage trustee as compensation and reimbursement as provided in the mortgage indenture; and

  •
  any other mortgage event or events of default, other than the non-payment of the principal of first mortgage bonds which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in the mortgage indenture.

        The mortgage indenture provides that, under certain circumstances and to the extent permitted by law, if a mortgage event of default occurs and is continuing, the mortgage trustee has the power to take possession of, and to hold, operate and manage, the mortgaged property, or with or without entry, to sell the mortgaged property. If the mortgaged property is sold, whether by the mortgage trustee or pursuant to judicial proceedings, the principal of the outstanding first mortgage bonds, if not previously due, will become immediately due, together with premium, if any, and any accrued interest.

        If a mortgage event of default occurs and is continuing, the holders of a majority in principal amount of the first mortgage bonds then outstanding will have the right to direct the time, method and place of conducting any proceedings for any remedy available to the mortgage trustee or exercising any trust or power conferred on the mortgage trustee, provided that:

  •
  such direction does not conflict with any rule of law or with the mortgage indenture, and could not involve the mortgage trustee in personal liability in circumstances where indemnity would not, in the mortgage trustee's sole discretion, be adequate; and

  •
  the mortgage trustee may take any other actions deemed proper by the mortgage trustee which is not inconsistent with such direction.

        The mortgage indenture provides that no holder of any first mortgage bond will have any right to institute any proceeding, judicial or otherwise, with respect to the mortgage indenture or the appointment of a receiver or trustee, or for any other remedy thereunder except as described in the next paragraph or unless:

  •
  such holder has previously given to the mortgage trustee written notice of a continuing mortgage event of default;

  •
  the holders of a majority in aggregate principal amount of the first mortgage bonds then outstanding have made written request to the mortgage trustee to institute proceedings in

25

    respect of such mortgage event of default and have offered the mortgage trustee indemnity reasonably satisfactory to it against costs and liabilities incurred in complying with such request; and

  •
  the mortgage trustee has failed for 60 days after receipt of such notice to institute any such proceeding and no direction inconsistent with such request has been given to the mortgage trustee during such 60-day period by the holders of a majority in aggregate principal amount of first mortgage bonds then outstanding.

Furthermore, no holder of first mortgage bonds will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of first mortgage bonds. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after October 25, 2017, to revise the limitations described above to apply to any proceeding or remedy under or with respect to the mortgage indenture or the first mortgage bonds.

        Notwithstanding the foregoing, each holder of first mortgage bonds has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such first mortgage bond when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such holder. The mortgage indenture provides that the mortgage trustee must give the holders notice of any default under the mortgage indenture to the extent required by the Trust Indenture Act of 1939, unless such default shall have been cured or waived, except that no such notice to holders of a default of the character described in the fourth bullet point under "—Mortgage Events of Default" may be given until at least 45 days after the occurrence thereof. The Trust Indenture Act of 1939 currently permits the mortgage trustee to withhold notices of default (except for notices of certain payment defaults) if the mortgage trustee in good faith determines the withholding of such notice to be in the interest of the holders. We are required to deliver to the mortgage trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the mortgage indenture.

        As a condition precedent to certain actions by the mortgage trustee at the request or direction of bondholders, the mortgage trustee may require indemnity reasonably satisfactory to it against costs, expenses and liabilities to be incurred in connection therewith.

Modification of the Mortgage Indenture

        Without the consent of any holders of the first mortgage bonds, we and the mortgage trustee may enter into one or more supplemental indentures for any of the following purposes:

  •
  to evidence the succession of another person to us and the assumption by any such successor of our covenants in the mortgage indenture and in the first mortgage bonds;

  •
  to add one or more covenants or other provisions for the benefit of all holders or for the benefit of such holders of, or to remain in effect only so long as there shall be outstanding, first mortgage bonds of one or more specified series, or one or more tranches thereof, or to surrender any right or power conferred upon us by the mortgage indenture;

  •
  to correct or amplify the description of any property at any time subject to the lien of the mortgage indenture, or better to assure, convey and confirm to the mortgage trustee any property subject or required to be subjected to the lien of the mortgage indenture, or to subject to the lien of the mortgage indenture additional property;

  •
  to convey, transfer and assign to the mortgage trustee and to subject to the lien of the mortgage indenture with the same force and effect as if included in the mortgage indenture, property of

26

    our subsidiaries used or to be used for one or more purposes which if owned by us would constitute property used or to be used in our electric or gas business, which property shall for all purposes of the mortgage indenture be deemed to be property of ours, together with such other provisions as may be appropriate to express the respective rights of the mortgage trustee and us in regard thereto;

  •
  to change or eliminate any provision of the mortgage indenture or to add any new provision to the mortgage indenture, provided that if such change, elimination or addition adversely affects the interests of the holders of the first mortgage bonds of any series or tranche in any material respect, such change, elimination or addition will become effective with respect to such series or tranche only when no first mortgage bond of such series or tranche remains outstanding under the mortgage indenture;

  •
  to establish the form or terms of the first mortgage bonds of any series or tranche as permitted by the mortgage indenture;

  •
  to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto;

  •
  to evidence and provide for the acceptance of appointment by a successor trustee or by a co-trustee or separate trustee;

  •
  to provide for the procedures required to permit the utilization of a noncertificated system of registration for all, or any series or tranche of, the first mortgage bonds;

  •
  to change any place where

  •
  the principal of, premium, if any, and interest on the first mortgage bonds of any series, or any tranche thereof, will be payable,

  •
  any first mortgage bonds of any series, or any tranche thereof, may be surrendered for registration of transfer,

  •
  any first mortgage bonds of any series, or any tranche thereof, may be surrendered for exchange, and

  •
  notices and demands to or upon us in respect of the first mortgage bonds of any series, or any tranche thereof, and the mortgage indenture may be served;

  •
  to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or to make any changes to the provisions thereof or to add other provisions with respect to matters and questions arising under the mortgage indenture, so long as such other changes or additions do not adversely affect the interests of the holders of first mortgage bonds of any series or tranche in any material respect;

  •
  to reflect changes in generally accepted accounting principles; or

  •
  to comply with the rules or regulations of any national securities exchange on which any of the first mortgage bonds may be listed.

        Without limiting the generality of the foregoing, if the Trust Indenture Act of 1939 is amended after the date of this prospectus in such a way as to require changes to the mortgage indenture or the incorporation therein of additional provisions or so as to permit changes to, or the elimination of, provisions which, at the date of the mortgage indenture or at any time thereafter, were required by the Trust Indenture Act of 1939 to be contained in the mortgage indenture, we and the mortgage trustee

27

may, without the consent of any holders of first mortgage bonds, enter into one or more supplemental indentures to evidence or effect such amendment.

        Except as provided above, the consent of the holders of a majority in aggregate principal amount of the first mortgage bonds of all series then outstanding, considered as one class, is required for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of, the mortgage indenture pursuant to one or more supplemental indentures. However, if less than all of the series of first mortgage bonds outstanding are directly affected by a proposed supplemental indenture, then the consent only of the holders of a majority in aggregate principal amount of outstanding first mortgage bonds of all series so directly affected, considered as one class, will be required. In addition, if the first mortgage bonds of any series have been issued in more than one tranche and if the proposed supplemental indenture directly affects the rights of the holders of one or more, but less than all, such tranches, then the consent only of the holders of a majority in aggregate principal amount of the outstanding first mortgage bonds of all tranches so directly affected, considered as one class, will be required. Furthermore, no such amendment or modification of the mortgage indenture may, without the consent of each holder of the outstanding first mortgage bonds of each series or tranche directly affected thereby:

  •
  change the stated maturity of the principal of, or any installment of principal of or interest on, any first mortgage bond, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a "discount bond" (as defined in the mortgage indenture) that would be due and payable upon a declaration of acceleration of maturity or change the coin or currency (or other property) in which any first mortgage bond or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date);

  •
  permit the creation of any lien ranking prior to the lien of the mortgage indenture with respect to all or substantially all of the mortgaged property or terminate the lien of the mortgage indenture on all or substantially all of the mortgaged property, or deprive such holder of the benefit of the security of the lien of the mortgage indenture;

  •
  reduce the percentage in principal amount of the outstanding first mortgage bonds of such series or tranche, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with any provision of the mortgage indenture or of any default thereunder and its consequences, or reduce the requirements for quorum or voting; or

  •
  modify certain of the provisions of the mortgage indenture relating to supplemental indentures, waivers of certain covenants and waivers of past defaults.

        A supplemental indenture which changes or eliminates any covenant or other provision of the mortgage indenture which has expressly been included solely for the benefit of the holders of, or which is to remain in effect only so long as there shall be outstanding first mortgage bonds of one or more specified series, or one or more tranches thereof, or modifies the rights of the holders of first mortgage bonds of such series or tranches with respect to such covenant or other provision, will be deemed not to affect the rights under the mortgage indenture of the holders of the first mortgage bonds of any other series or tranche.

Waiver

        The holders of a majority in aggregate principal amount of all first mortgage bonds may waive our obligations to comply with certain covenants, including our obligation to maintain our corporate

28

existence and properties, pay taxes and discharge liens, maintain certain insurance and to make such recordings and filings as are necessary to protect the security of the holders and the rights of the mortgage trustee, provided that such waiver occurs before the time such compliance is required. The holders of a majority of the aggregate principal amount of outstanding first mortgage bonds of all affected series or tranches, considered as one class, may waive, before the time for such compliance, compliance with our obligations to maintain an office or agency where the first mortgage bonds of such series or tranches may be surrendered for payment, registration, transfer or exchange, and compliance with any other covenant specified in a supplemental indenture respecting such series or tranches.

Defeasance and Discharge

        Any first mortgage bond or bonds, or any portion of the principal amount thereof, will be deemed to have been paid for purposes of the mortgage indenture and the entire indebtedness in respect thereof will be deemed to have been satisfied and discharged, if there has been irrevocably deposited with the mortgage trustee, in trust:

  •
  money in the amount which will be sufficient,

  •
  "eligible obligations" (as described below) which do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide monies which will be sufficient, or

  •
  a combination of the foregoing which will be sufficient,

to pay when due the principal of, and premium, if any, and interest on such first mortgage bond or bonds or portions thereof.

        For this purpose, "eligible obligations" include direct obligations of, or obligations unconditionally guaranteed by, the United States of America, entitled to the benefit of the full faith and credit thereof, and certificates, depository receipts or other instruments which evidence a direct ownership interest in such obligations or in any specific interest or principal payments due in respect thereof.

Consolidation, Merger, Conveyance, Transfer or Lease

        We have agreed not to consolidate with or merge into any other entity or convey, transfer or lease the mortgaged property as or substantially as an entirety to any entity unless:

  •
  such transaction is on such terms as will fully preserve in all material respects the lien and security of the mortgage indenture and the rights and powers of the mortgage trustee and holders;

  •
  the entity formed by such consolidation or into which we are merged or the entity which acquires by conveyance or transfer or which leases the mortgaged property as or substantially as an entirety is organized and existing under the laws of the United States of America or any state or territory thereof or the District of Columbia, and such entity executes and delivers to the mortgage trustee a supplemental indenture, which contains an assumption by such entity of the punctual payment of the first mortgage bonds and the performance of all of our covenants under the mortgage indenture and which confirms the lien of the mortgage indenture on the mortgaged property and subjects to the lien of the mortgage indenture all property thereafter acquired by such entity that constitutes an improvement, extension or addition to the mortgaged property or a renewal, replacement or substitution of or for any part thereof; and

  •
  in the case of a lease, such lease is made expressly subject to termination by us or the mortgage trustee at any time during the continuance of a mortgage event of default and by the purchaser of the property so leased at any sale thereof under the mortgage indenture.

29

        The mortgage indenture does not prevent or restrict:

  •
  any conveyance or other transfer, or lease, of any part of the mortgaged property that does not constitute the entirety, or substantially the entirety, of the mortgaged property; or

  •
  any merger or consolidation in which we are the surviving entity.

        The successor entity may, in its sole discretion, impose the lien of the mortgage indenture upon any property then owned or thereafter acquired by the successor entity, but the lien of the mortgage indenture generally will not cover the property of the successor entity other than (i) the mortgaged property owned by us immediately prior to such transaction that is acquired by the successor entity in or as a result of such transaction and (ii) improvements, extensions and additions to such mortgaged property and renewals, replacements and substitutions thereof, within the meaning of the mortgage indenture.

        We have reserved the right to amend the provisions of the mortgage indenture described above under "—Consolidation, Merger, Conveyance, Transfer or Lease" without any consent or other action of the holders of any series of first mortgage bonds created after October 25, 2017, to provide that the mortgage indenture will not prevent or restrict any conveyance, transfer or lease of any of our properties where we retain mortgaged property with a fair value in excess of the reciprocal of the bonding ratio (the bonding ratio is now 75%) multiplied by the aggregate principal amount of all outstanding first mortgage bonds, and any other outstanding debt secured by a prior lien that ranks equally with, or senior to, the first mortgage bonds with respect to the mortgaged property that we retain. This fair value will be determined within 90 days of the conveyance, transfer or lease by an independent expert that we select.

Release of Property

        We may obtain the release of any funded property from the lien of the mortgage indenture, except for cash held by the mortgage trustee, upon delivery to the mortgage trustee of an amount in cash equal to the amount, if any, by which the cost of the property to be released (or, if less, the fair value of such property at the time it became funded property) exceeds the aggregate of:

  •
  the principal amount, subject to certain limitations, of obligations secured by purchase money mortgages upon the property to be released and delivered to the mortgage trustee;

  •
  the cost or fair value (whichever is less) of certified property additions not constituting funded property after certain deductions and additions, primarily including adjustments to offset property retirements (except that such adjustments need not be made if such property additions were acquired or made within the 90-day period preceding the release);

  •
  an amount equal to 133 1/3% of the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of retired bonds (with such entitlement being waived by operation of such release);

  •
  an amount equal to 133 1/3% of the aggregate principal amount of first mortgage bonds delivered to the mortgage trustee;

  •
  the deposit of cash or, to a limited extent, the principal amount of obligations secured by purchase money mortgages upon the property released delivered to the trustee or other holder of a lien prior to the lien of the mortgage indenture; and

  •
  any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released.

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        Property which is not funded property may generally be released from the lien of the mortgage indenture without depositing any cash or property with the mortgage trustee as long as:

  •
  the aggregate amount of cost or fair value (whichever is less) of all property additions which do not constitute funded property (excluding the property to be released) after certain deductions and additions, primarily including adjustments to offset property retirements, is not less than zero or

  •
  the cost or fair value (whichever is less) of property to be released does not exceed the aggregate amount of the cost or fair value (whichever is less) of property additions acquired or made within the 90-day period preceding the release.

        The mortgage indenture provides simplified procedures for the release of minor properties and property taken by eminent domain, and provides for dispositions of certain obsolete property and grants, modifications or surrender of certain rights without any release or consent by the mortgage trustee. We have reserved the right to amend the mortgage indenture without any consent or other action of the holders of any series of first mortgage bonds created after October 25, 2017, to provide that we may terminate, abandon, surrender, cancel, release, modify, make substitutions for or dispose of any of our franchises, permits or licenses that are mortgaged property without any consent of the mortgage trustee; provided that (i) such action is, in our opinion, necessary, desirable or advisable in the conduct of our business and will not materially impair the operation of other mortgaged property, and (ii) any of our franchises, permits or licenses that, in our opinion, cease to be necessary for the operation of mortgaged property shall cease to be mortgaged property without any release or consent, or report to, the mortgage trustee.

        If any property released from the lien of the mortgage indenture continues to be owned by us after such release, the mortgage indenture will not become a lien on any improvement, extension or addition to such property or renewals, replacements or substitutions of or for any part or parts of such property.

Withdrawal of Cash

        Subject to certain limitations, cash held by the mortgage trustee may

  (1)
  be withdrawn by us

  •
  to the extent of the cost or fair value (whichever is less) of property additions not constituting funded property, after certain deductions and additions, primarily including adjustments to offset retirements (except that such adjustments need not be made if such property additions were acquired or made within the 90-day period preceding the release),

  •
  in an amount equal to 133 1/3% of the aggregate principal amount of first mortgage bonds that we would be entitled to issue on the basis of retired bonds (with such entitlement being waived by operation of such withdrawal), or

  •
  in an amount equal to 133 1/3% of the aggregate principal amount of any outstanding first mortgage bonds delivered to the mortgage trustee; or

  (2)
  upon our request, be applied to

  •
  the purchase of first mortgage bonds (at prices not exceeding 133 1/3% of the principal amount thereof) or

  •
  the redemption or payment at maturity of first mortgage bonds.

        However, cash deposited with the mortgage trustee as the basis for the authentication and delivery of first mortgage bonds may only be withdrawn in an amount equal to the aggregate principal amount of first mortgage bonds we would be entitled to issue on any basis (with such entitlement being waived

31

by operation of such withdrawal), or may, upon our request, be applied to the purchase, redemption or payment of first mortgage bonds at prices not exceeding, in the aggregate, the principal amount thereof.

        Any first mortgage bonds received by the mortgage trustee pursuant to these provisions shall be cancelled by the mortgage trustee.

Resignation or Removal of the Mortgage Trustee

        The mortgage trustee may resign at any time by giving written notice thereof to us or may be removed at any time by act of the holders of a majority in principal amount of first mortgage bonds then outstanding delivered to the mortgage trustee and us. No resignation or removal of the mortgage trustee and no appointment of a successor trustee will become effective until the acceptance of appointment by a successor trustee in accordance with the requirements of the mortgage indenture. So long as no mortgage event of default or event which, after notice or lapse of time, or both, would become a mortgage event of default has occurred and is continuing, if we have delivered to the mortgage trustee a resolution of our board of directors appointing a successor trustee and such successor has accepted such appointment in accordance with the terms of the mortgage indenture, the mortgage trustee will be deemed to have resigned and the successor will be deemed to have been appointed as trustee in accordance with the mortgage indenture.

Concerning the Mortgage Trustee

        We and our affiliates maintain corporate trust and other banking relationships with The Bank of New York Mellon Trust Company, N.A. and its affiliates. The Bank of New York Mellon Trust Company, N.A. is also acting as trustee under our senior secured indenture, our senior note indenture dated as of June 1, 2006, that was originally executed by CILCO, and our senior note indenture dated as of December 1, 1998. As trustee under the mortgage indenture, The Bank of New York Mellon Trust Company, N.A. could have a conflicting interest for purposes of the Trust Indenture Act of 1939 if a mortgage event of default were to occur under the mortgage indenture. In that case, the mortgage trustee may be required to eliminate such conflicting interest by resigning as mortgage trustee. There are other instances under the Trust Indenture Act of 1939 which would require the resignation of the mortgage trustee if a mortgage event of default were to occur.

Governing Law

        The mortgage indenture is, and the senior note mortgage bonds will be, governed by and construed in accordance with Illinois law.

DESCRIPTION OF SENIOR UNSECURED DEBT SECURITIES

General

        The senior unsecured debt securities will be issued in one or more series under a senior unsecured indenture between us and a trustee. The form of the senior unsecured indenture or other instrument establishing the senior unsecured debt securities of a particular series are exhibits to, or will be subsequently incorporated by reference into, the registration statement of which this prospectus is a part. The senior unsecured indenture will be qualified under the Trust Indenture Act of 1939. The senior unsecured debt securities of all series that may be issued under the senior unsecured indenture are referred to in this prospectus as "senior unsecured debt securities." The following summaries of certain provisions of the senior unsecured indenture do not purport to be complete and are subject to, and qualified in their entirety by, all provisions of the senior unsecured indenture and the senior unsecured debt securities.

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Ranking

        The senior unsecured debt securities will be our direct unsecured general obligations and will rank equally in right of payment with all of our other unsecured and unsubordinated debt and will be effectively junior to all of our secured debt, including our first mortgage bonds (and any related senior secured debt securities), as to the collateral pledged to secure this debt. Unless otherwise indicated in a subsequent prospectus supplement, the senior unsecured indenture will not limit the aggregate amount of debt we may incur.

        The senior unsecured indenture provides that our obligations to compensate the trustee and reimburse the trustee for expenses, disbursements and advances will constitute indebtedness which will be secured by a lien upon all property and funds held or collected by the trustee as such.

Issuance of Additional Senior Unsecured Debt Securities

        The senior unsecured indenture will provide that additional senior unsecured debt securities may be issued thereunder without limitation as to aggregate principal amount.

Provisions of a Particular Series

        The prospectus supplement applicable to each series of senior unsecured debt securities will specify:

  •
  the title and any limitation on the aggregate principal amount of the senior unsecured debt securities;

  •
  the original issue date for the senior unsecured debt securities and the date on which the senior unsecured debt securities will mature;

  •
  the interest rate or rates, or method of calculation thereof, for the senior unsecured debt securities, and the date from which interest shall accrue;

  •
  the dates on which interest will be payable;

  •
  the record dates for payments of interest if other than the fifteenth day of the calendar month next preceding each interest payment date;

  •
  the terms, if any, regarding the optional or mandatory redemption of the senior unsecured debt securities, including redemption date or dates of the senior unsecured debt securities, if any, and the price or prices applicable to such redemption;

  •
  any period or periods within which, the price or prices at which and the terms and conditions upon which the senior unsecured debt securities may be repaid, in whole or in part, at the option of the holder thereof; and

  •
  any other terms of the senior unsecured debt securities not inconsistent with the senior unsecured indenture.

        Unless otherwise indicated in the applicable prospectus supplement, the senior unsecured debt securities will be denominated in United States currency in minimum denominations of $1,000 and integral multiples thereof.

        There will be no requirement under the senior unsecured indenture that our future issuances of debt securities be issued exclusively under the senior unsecured indenture, and we will be free to employ other indentures or documentation containing provisions different from those included in the senior unsecured indenture or applicable to one or more issuances of senior unsecured debt securities, in connection with future issuances of other debt securities, including as described in this prospectus under "Description of Senior Secured Debt Securities."

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        The senior unsecured indenture will provide that the senior unsecured debt securities will be issued in one or more series, may be issued at various times, may have differing maturity dates, may have differing redemption provisions and may bear interest at differing rates. We need not issue all senior unsecured debt securities of one series at the same time, and, unless otherwise provided in the applicable prospectus supplement, we may reopen a series, without the consent of the holders of the senior unsecured debt securities of that series, for issuances of additional senior unsecured debt securities of that series.

        Unless otherwise provided in the applicable prospectus supplement, there will be no provisions in the senior unsecured indenture or the senior unsecured debt securities that require us to redeem, or permit the holders to cause a redemption of, the senior unsecured debt securities or that otherwise protect the holders in the event that we incur substantial additional indebtedness, whether or not in connection with a change in control.

Registration, Transfer and Exchange

        Unless otherwise indicated in the applicable prospectus supplement, each series of senior unsecured debt securities will initially be issued in the form of one or more global securities, in registered form, without coupons, as described under "Book-Entry System." The global securities will be registered in the name of a nominee of DTC, and deposited with, or on behalf of, the depositary. Except as set forth under "Book-Entry System," owners of beneficial interests in a global security will not be entitled to have senior unsecured debt securities registered in their names, will not receive or be entitled to receive physical delivery of any senior unsecured debt securities and will not be considered the registered holders thereof under the senior unsecured indenture.

        Senior unsecured debt securities of any series will be exchangeable for other senior unsecured debt securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

        Unless otherwise indicated in the applicable prospectus supplement, senior unsecured debt securities may be presented for exchange or registration of transfer—duly endorsed or accompanied by a duly executed written instrument of transfer—at the office of the senior unsecured trustee maintained for such purpose with respect to any series of senior unsecured debt securities, without service charge but upon payment of any taxes and other governmental charges as described in the senior unsecured indenture. Such transfer or exchange will be effected upon the senior unsecured trustee and us being satisfied with the endorsements or instruments of transfer and the identity or authorization of the person making the request. In the case of any senior unsecured debt securities that have been mutilated, destroyed, lost or stolen, new senior unsecured debt securities of a like aggregate principal amount and tenor will be issued upon the senior unsecured trustee and us being satisfied with the evidence of ownership and loss and with the security or indemnity provided.

        In the event of any redemption of senior unsecured debt securities of any series, the senior unsecured trustee will not be required to exchange or register a transfer of any senior unsecured debt securities of such series selected, called or being called for redemption except, in the case of any senior unsecured debt security to be redeemed in part, the portion thereof not to be so redeemed.

Payment and Paying Agents

        Payments with respect to principal of, premium, if any, and interest on senior unsecured debt securities issued in the form of global securities will be paid in the manner described below under "Book-Entry System."

        Unless otherwise indicated in the applicable prospectus supplement, interest on senior unsecured debt securities, other than interest at maturity, that are in the form of certificated securities will be

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paid by check payable in clearinghouse funds mailed to the person entitled thereto at such person's address as it appears in the register for the senior unsecured debt securities maintained by the senior unsecured trustee; provided, however, a holder of senior unsecured debt securities of one or more series under the senior unsecured indenture in the aggregate principal amount of $10,000,000 or more having the same interest payment dates will be entitled to receive payments of interest on such series by wire transfer of immediately available funds to a bank within the continental United States if the senior unsecured trustee has received appropriate wire transfer instructions on or prior to the applicable regular record date for such interest payment date. Unless otherwise indicated in the applicable prospectus supplement, the principal of, premium, if any, and interest at maturity on, senior unsecured debt securities in the form of certificated securities will be payable in immediately available funds at the office of the senior unsecured trustee or at the authorized office of any paying agent upon presentation and surrender of such senior unsecured debt securities. We may appoint additional paying agents from time to time, including ourselves or our affiliates.

        All monies we pay, or cause to be paid by a paying agent, to the senior unsecured trustee for the payment of principal of, premium, if any, and interest on any senior unsecured debt security which remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to us, subject to applicable abandoned property laws, and the holder of such senior unsecured debt security thereafter may look only to us for payment thereof.

        In any case where the date on which the principal of, premium, if any, or interest on any senior unsecured debt security is due or the date fixed for redemption of any senior unsecured debt security is not a business day (as defined in the senior unsecured indenture), then payment of that principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the due date or the date fixed for redemption, and, in the case of timely payment on such business day, no additional interest shall accrue for the period from and after such principal, premium or interest is stated to be due to such business day.

Redemption Provisions

        Any terms for the optional or mandatory redemption of the senior unsecured debt securities will be indicated in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, the senior unsecured debt securities will be redeemable only upon notice by mail not less than 10 nor more than 60 days prior to the date fixed for redemption, and, if less than all the senior unsecured debt securities of a series are to be redeemed, the particular senior unsecured debt securities to be redeemed will be selected by the senior unsecured trustee in such manner as it shall deem appropriate and fair.

        Any notice of redemption at our option may state that such redemption will be conditional upon receipt by the senior unsecured trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, premium, if any, and interest on such senior unsecured debt securities and that if such money has not been so received, such notice will be of no force and effect and we will not be required to redeem such senior unsecured debt securities.

Purchase of Senior Unsecured Debt Securities

        We or our affiliates may, at any time and from time to time, purchase all or some of the senior unsecured debt securities at any price or prices, whether by tender, in the open market, by private negotiated agreement or otherwise, subject to applicable law.

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Events of Default

        The following constitute events of default under the senior unsecured indenture with respect to the senior unsecured debt securities:

  •
  default in the payment of principal of, and premium, if any, on any senior unsecured debt securities when due and payable;

  •
  default in the payment of interest on any senior unsecured debt securities when due and payable which continues for 60 days;

  •
  failure to observe or perform any of our other covenants or warranties in the senior unsecured debt securities or in the senior unsecured indenture and the continuation thereof for 60 days after written notice thereof is given to us by the senior unsecured trustee or to the senior unsecured trustee and us by the holders of at least 25% in aggregate principal amount of the outstanding senior unsecured debt securities; and

  •
  the occurrence of certain events of bankruptcy, insolvency, reorganization, assignment or receivership relating to us, whether voluntary or involuntary, specified in the senior unsecured indenture, including, without limitation, the commencement by us of a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, our consent to an order for relief in an involuntary case under any such law, an assignment for the benefit of creditors or the taking of any other corporate actions in furtherance of the foregoing.

        If an event of default under the senior unsecured indenture occurs and is continuing, either the senior unsecured trustee or the holders of not less than 33% in aggregate principal amount of the outstanding senior unsecured debt securities may declare, by notice in writing, the principal amount of and interest on all senior unsecured debt securities to be due and payable immediately. At any time after an acceleration of the senior unsecured debt securities has been declared, but before a judgment or decree for the payment of the principal amount of the senior unsecured debt securities has been obtained, if we pay or deposit with the senior unsecured trustee a sum sufficient to pay all matured installments of interest and the principal and premium, if any, which have become due otherwise than by acceleration and any amounts due to the senior unsecured trustee, and all defaults shall have been cured or waived, then such payment or deposit will cause an automatic rescission and annulment of the acceleration of the senior unsecured debt securities.

        The senior unsecured indenture provides that the senior unsecured trustee generally will be under no obligation to exercise any of its rights or powers under the senior unsecured indenture at the request or direction of any of the holders of senior unsecured debt securities unless such holders have offered to the senior unsecured trustee reasonable security or indemnity. Subject to such provisions for indemnity and certain other limitations contained in the senior unsecured indenture, the holders of a majority in principal amount of the outstanding senior unsecured debt securities generally will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the senior unsecured trustee, or of exercising any trust or power conferred on the senior unsecured trustee. The holders of a majority in principal amount of the outstanding senior unsecured debt securities generally will have the right to waive any past default or event of default under the senior unsecured indenture, except a default in the payment of principal of, premium, if any, or interest on the senior unsecured debt securities. The senior unsecured indenture provides that no holder of senior unsecured debt securities may institute any action against us under or with respect to the senior unsecured indenture or the senior unsecured debt securities except as described in the next paragraph or unless such holder previously shall have given to the senior unsecured trustee written notice of default and continuance thereof and unless the holders of not less than a majority in aggregate principal amount of senior unsecured debt securities shall have requested the senior unsecured trustee to institute such action and shall have offered the senior unsecured trustee reasonable indemnity, and

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the senior unsecured trustee shall not have instituted such action within 60 days of such request. Furthermore, no holder of senior unsecured debt securities will be entitled to institute any such action if and to the extent that such action would disturb or prejudice the rights of other holders of senior unsecured debt securities.

        Notwithstanding the foregoing, each holder of senior unsecured debt securities has the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such senior unsecured debt securities when due and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of that holder of senior unsecured debt securities.

        The senior unsecured indenture provides that the senior unsecured trustee, within 90 days after the occurrence of a default with respect to the senior unsecured debt securities actually known to the senior unsecured trustee, is required to give the holders of the senior unsecured debt securities notice of such default, unless cured or waived, but, except in the case of default in the payment of principal of, premium or interest on any senior unsecured debt securities, the senior unsecured trustee may withhold such notice if it determines in good faith that it is in the interest of such holders to do so. We are required to deliver to the senior unsecured trustee each year a certificate as to whether or not, to the knowledge of the officer signing such certificate, we are in compliance with the conditions and covenants under the senior unsecured indenture.

Modification

        The senior unsecured trustee and we may modify and amend the senior unsecured indenture with the consent of the holders of a majority in principal amount of the outstanding senior unsecured debt securities, considered as one class, provided that no such modification or amendment may, without the consent of the holder of each outstanding senior unsecured debt security affected thereby:

  •
  change the maturity date of any senior unsecured debt security;

  •
  reduce the rate, or change the method of calculation thereof, or extend the time of payment of interest on any senior unsecured debt security;

  •
  reduce the principal amount of, or premium payable on, any senior unsecured debt security;

  •
  change the coin or currency of any payment of principal of, premium, if any, or interest on any senior unsecured debt security;

  •
  change the date on which any senior unsecured debt security may be redeemed or adversely affect the rights of a holder to institute suit for the enforcement of any payment on any senior unsecured debt security; or

  •
  modify the foregoing requirements or reduce the percentage of outstanding senior unsecured debt securities necessary to modify or amend the senior unsecured indenture or to waive any past default to less than a majority.

        The senior unsecured trustee and we may modify and amend the senior unsecured indenture without the consent of the holders:

  •
  to change or eliminate any of the provisions of the senior unsecured indenture, provided that any such change or elimination shall become effective only when there are no outstanding senior unsecured debt securities created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to senior unsecured debt securities issued after the effective date of such change or elimination;

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  •
  to establish the form of the senior unsecured debt securities of any series as permitted by the senior unsecured indenture or to establish or reflect any terms of the senior unsecured debt securities of any series as determined by the senior unsecured indenture;

  •
  to evidence the succession of another corporation to us as permitted by the senior unsecured indenture, and the assumption by any successor of our covenants in the senior unsecured indenture and in the senior unsecured debt securities;

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  to grant or confer upon the senior unsecured trustee for the benefit of the holders of one or more series of senior unsecured debt securities any additional rights, remedies, powers or authority;

  •
  to permit the senior unsecured trustee to comply with any duties imposed upon it by law;

  •
  to specify further the duties and responsibilities of, and to define further the relationships among, the senior unsecured trustee, any authenticating agent and any paying agent, and to evidence the succession of a successor trustee as permitted under the senior unsecured indenture;

  •
  to add to our covenants for the benefit of the holders of one or more series of senior unsecured debt securities or to surrender a right conferred on us in the senior unsecured indenture;

  •
  to add security for the senior unsecured debt securities;

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  to add an event of default with respect to one or more series of senior unsecured debt securities;

  •
  to add provisions permitting us to be released with respect to one or more series of outstanding senior unsecured debt securities from our obligations under the covenants described under "—Consolidation, Merger and Sale or Disposition of Assets," upon satisfaction of conditions with respect to such series of senior unsecured debt securities that are the same as those described under "—Defeasance and Discharge," except that the opinion of tax counsel referred to in that section need not be based upon a ruling or similar pronouncement by the Internal Revenue Service or a change in law;

  •
  to supply omissions, cure ambiguities or correct defects, which actions, in each case, are not prejudicial to the interests of the holders in any material respect; or

  •
  to make any other change that is not prejudicial to the holders of senior unsecured debt securities.

        A supplemental indenture which changes or eliminates any covenant or other provision of the senior unsecured indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of senior unsecured debt securities, or which modifies the rights of the holders of senior unsecured debt securities of such series with respect to such covenant or provision, will be deemed not to affect the rights under the senior unsecured indenture of the holders of senior unsecured debt securities of any other series.

Defeasance and Discharge

        The senior unsecured indenture will provide that we will be discharged from any and all obligations in respect of the senior unsecured debt securities and the senior unsecured indenture, except for certain obligations such as obligations to register the transfer or exchange of senior unsecured debt securities, replace stolen, lost or mutilated senior unsecured debt securities and maintain paying agencies, if, among other things, we irrevocably deposit with the senior unsecured trustee, in trust for the benefit of holders of senior unsecured debt securities, money or certain United States government obligations, or any combination thereof, which through the payment of interest

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thereon and principal thereof in accordance with their terms will provide money in an amount sufficient, without reinvestment, to make all payments of principal of, premium, if any, and interest on the senior unsecured debt securities on the dates such payments are due in accordance with the terms of the senior unsecured indenture and the senior unsecured debt securities; provided that, unless all of the senior unsecured debt securities are to be due within 90 days of such deposit by redemption or otherwise, we shall also have delivered to the senior unsecured trustee an opinion of counsel expert in federal tax matters to the effect that we have received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change in law, in either case to the effect that the holders of the senior unsecured debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the senior unsecured indenture and will be subject to federal income tax in the same amounts, in the same manner and at the same times as would have been the case absent such defeasance or discharge of the senior unsecured indenture. Thereafter, the holders of senior unsecured debt securities must look only to such deposit for payment of the principal of, premium, if any, and interest on the senior unsecured debt securities.

Consolidation, Merger and Sale or Disposition of Assets

        We have agreed not to consolidate with or merge into any entity or sell or otherwise dispose of our properties substantially as an entirety to any person unless:

  •
  the successor entity or the person that receives such properties pursuant to such sale or other disposition shall be an entity organized and existing under the laws of the United States of America, any state thereof, or the District of Columbia; and

  •
  the successor entity or the person that receives such properties pursuant to such sale or other disposition assumes by supplemental indenture the due and punctual payment of the principal of, premium, if any, and interest on all the senior unsecured debt securities and the performance of every covenant of the senior unsecured indenture to be performed or observed by us.

        Upon any such consolidation, merger, sale or other disposition of our properties substantially as an entirety, the successor entity formed by such consolidation or into which we are merged or the person to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, us under the senior unsecured indenture with the same effect as if such successor entity or person had been named as us therein and we will be released from all obligations under the senior unsecured indenture. For purposes of the senior unsecured indenture, the conveyance or other transfer by us of:

  •
  all of our facilities for the transmission of electric energy; or

  •
  all of our facilities for the distribution of natural gas;

in each case considered alone or in any combination with properties described in any other clause, shall in no event be deemed to constitute a conveyance or other transfer of all our properties, as or substantially as an entirety.

Resignation or Removal of Senior Unsecured Trustee

        The senior unsecured trustee may resign at any time upon written notice to us specifying the day upon which the resignation is to take effect and such resignation will take effect immediately upon the later of the appointment of a successor trustee and such specified day. The senior unsecured trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the senior unsecured trustee and signed by the holders, or their attorneys-in-fact, of at least a majority in principal amount of the then outstanding senior unsecured debt securities. In addition, so long as no event of default or event which, with the giving of notice or lapse of time or both, would become an event of

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default has occurred and is continuing, we may remove the senior unsecured trustee upon notice to the holder of each senior unsecured debt security outstanding and the senior unsecured trustee, and the appointment of a successor trustee.

Governing Law

        The senior unsecured indenture is, and the senior unsecured debt securities will be, governed by New York law.

DESCRIPTION OF PREFERRED STOCK

General

        The following statements describing preferred stock of Ameren Illinois are not intended to be a complete description but rather are a summary of certain preferences, privileges, restrictions and distinguishing characteristics relating to the preferred stock currently authorized by our Restated Articles of Incorporation ("articles of incorporation"). For additional information, please see our articles of incorporation and bylaws. Each of these documents has been previously filed with the SEC and each is an exhibit to the registration statement filed with the SEC of which this prospectus is a part. Reference is also made to the laws of the state of Illinois. The other terms and provisions of each series of preferred stock (as defined below) will be set forth in the resolution adopted by our board of directors establishing such series of preferred stock and will be described in the prospectus supplement relating to such offering.

        Our authorized preferred stock is divided into two classes: 2,600,000 shares of the cumulative preferred stock without par value (the "no par preferred stock"), issuable in series, of which no shares were outstanding on the date of this prospectus; and 2,000,000 shares of the cumulative preferred stock, par value $100 per share (the "$100 par value preferred stock"), issuable in series. When used in this prospectus, the term "preferred stock," unless the context indicates otherwise, means all the authorized shares of our no par preferred stock and the $100 par value preferred stock, whether currently outstanding or hereafter issued.

        The following terms and other information with respect to any series of preferred stock will be contained in a prospectus supplement:

  •
  the class and series designation;

  •
  the number of shares in such series;

  •
  the dividend payment dates and the dividend rate or rates or method of determination or calculation thereof;

  •
  applicable redemption provisions, if any;

  •
  sinking fund or purchase fund provisions, if any;

  •
  stated value, if any; and

  •
  any other special terms applicable thereto.

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Issuance in Series; Rank

        The authorized but unissued shares of preferred stock may be issued in one or more series from time to time upon such terms and in such manner, with such variations as to dividend rates (which may be fixed or variable), dividend periods and payment dates, the prices at which, and the terms and conditions on which, shares may be redeemed or repurchased, and sinking fund provisions, if any, as may be determined by our board of directors. Except for such characteristics, as to which our board of directors has discretion, all series of the $100 par value preferred stock rank equally and are alike in all respects. Except for such characteristics and the amount payable upon our liquidation, dissolution or winding up, the stated value and the terms and conditions, if any, upon which shares may be converted, as to which our board of directors has discretion, all series of the no par preferred stock rank equally and are alike in all respects. The aggregate stated value of our issued and outstanding no par preferred stock shall not exceed $65,000,000 at any time.

        Our preferred stock ranks senior with respect to dividends and liquidation rights to our common stock without par value ("common stock").

Dividend Rights

        Holders of preferred stock are entitled to receive in respect of each share held, from (and including) the date of issue thereof, cumulative dividends on the par or stated value thereof at the rate or rates applicable thereto, and no more, in preference to our common stock, payable quarterly or for such other periods as may be fixed by our board of directors, when and as declared by our board of directors out of any surplus or net profits of Ameren Illinois legally available for such purpose. No dividend may be paid on or set apart for any share of preferred stock in respect of a dividend period unless, at the same time, there shall be paid on or set apart for all shares of such stock then outstanding and having a dividend period ending on the same date, dividends in such an amount that the holders of all such shares of such stock shall receive or have set apart for them a uniform percentage of the full dividend to which they are respectively entitled and unless all dividends on the preferred stock, for all preceding dividend periods, have been fully paid or declared and funds set apart for the payment thereof. Further, no dividend may be paid on or set apart for any share of preferred stock unless all amounts required to be paid and set aside for any sinking fund for the redemption or purchase of shares of any series of preferred stock outstanding, with respect to all preceding sinking fund dates, have been paid or set aside in accordance with the terms of such series of preferred stock.

Optional Redemption Provisions

        Subject to restrictions, if any, on redemptions set forth in the applicable prospectus supplement, shares of preferred stock will be redeemable, at our option, in whole at any time or in part from time to time, on not less than 30 days' notice at the prices indicated in the applicable prospectus supplement.

Sinking Fund or Purchase Fund Provision

        No sinking fund redemptions or purchases in respect of shares of preferred stock may be made, or funds set aside for such purposes, unless dividends on all shares of preferred stock of any series for all past dividend periods shall have been made in full or declared and funds set apart for their payment.

Voting Rights

        Under Illinois law, each share of preferred stock and common stock is entitled to one vote on each matter voted on at all meetings of shareholders, with the right of cumulative voting in the election of directors and the right to vote as a class on certain questions. The articles of incorporation give holders of the preferred stock certain special voting rights with respect to specified corporate actions, including

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certain amendments to the articles of incorporation, the issuance of preferred stock ranking senior to, or equally with, existing preferred shares, the issuance or assumption of certain unsecured indebtedness, and mergers, consolidations or sales or leases of all or substantially all of our assets. See "—Restrictions on Certain Corporate Actions."

        In addition, under Illinois law holders of shares of preferred stock have the right to vote as a class on any amendment to our articles of incorporation that would change the privileges or special or relative rights of such class, but if less than all series of a class are affected, then the affected series have the right to vote as a class on such amendment.

Liquidation Rights

        In the event of any liquidation, dissolution or winding up (voluntary or involuntary) of Ameren Illinois, holders of preferred stock are entitled to receive an amount equal to the aggregate par or stated value of their shares and any unpaid accrued dividends thereon, before any payment or distribution is made to the holders of our common stock.

Common Stock of Ameren Illinois

        Our board of directors may not declare or pay dividends on our common stock unless all accrued and unpaid dividends on all series of preferred stock have been paid or declared.

Restrictions on Certain Corporate Actions

        The articles of incorporation provide that, so long as any preferred stock is outstanding, we shall not, without a two-thirds vote of each class of the preferred stock (the $100 par value preferred stock and the no par preferred stock each voting separately as a class), unless the retirement of such stock is provided for, (1) amend the articles of incorporation to create any prior ranking stock or security convertible into such stock, or issue any such stock or convertible security, (2) change the terms and provisions of the preferred stock so as to affect adversely the holders' rights or preferences, except that the requisite vote of holders of at least two-thirds of the total number of the shares of only the class or series (if less than all series) so affected shall be required or (3) issue any shares of preferred stock or of equal ranking stock, or any securities convertible into shares of such stock, except to redeem, retire or in exchange for an equal amount thereof, unless (a) the gross income of Ameren Illinois available for interest for a 12-month period ending within the 15 months next preceding such issuance was at least 1 1/2 times the sum of (i) one year's interest (adjusted by provision for amortization of debt discount and expense or of premium, as the case may be) on all funded debt and notes of Ameren Illinois maturing more than 12 months after the date of issue of such shares or convertible securities that will be outstanding at such date and (ii) one year's dividends on the preferred stock and all equal or prior ranking stock to be outstanding after the issue of such shares or convertible securities and (b) the sum of our common stock capital and our surplus accounts shall be not less than the total amount of the involuntary liquidation preference of all preferred stock and all equal or prior ranking stock to be outstanding after the issue of such shares or convertible securities.

        The articles of incorporation also provide that we shall not, without a majority vote of each class of the preferred stock (the $100 par value preferred stock and the no par preferred stock each voting separately as a class), unless the retirement of such stock is provided for, (1) issue or assume any "unsecured debt securities" (as defined below), except to refund any of our secured or unsecured debt or to retire any preferred stock or equal or prior ranking stock, if immediately after such issuance or assumption the total amount of all our unsecured debt securities to be outstanding would exceed 20% of the sum of all of our outstanding secured debt securities and capital and surplus as then recorded on our books, or (2) merge or consolidate with any other corporation, or sell or lease all or substantially all of our assets, unless the transaction has been ordered, approved or permitted by all regulatory

42

bodies having jurisdiction. "Unsecured debt securities" means all unsecured notes, debentures or other securities representing unsecured indebtedness which have a final maturity, determined as of the date of issuance or assumption, of less than two years.

        For purposes of making the calculations referred to above, the "dividend requirement for one year" applicable to any shares of preferred stock or such parity stock or convertible securities proposed to be issued, which will have dividends determined according to an adjustable, floating or variable rate, shall be determined on the basis of the dividend rate to be applicable to such series of preferred stock or such parity stock or convertible securities on the date of such issuance and the "interest for one year" on funded indebtedness or notes outstanding and the "dividend requirement for one year" on any outstanding shares of any series of preferred stock or shares of stock, if any, ranking prior to or on a parity with the preferred stock, or securities convertible into such stock, and having interest or dividends determined according to an adjustable, floating or variable rate shall be determined on the basis of the daily weighted average annual interest or dividend rate applicable to such security (a) during any consecutive 12-month period selected by us, which period ends within 90 days prior to the issuance of the shares or convertible securities proposed to be issued or (b) if the security has been outstanding for less than 12 full calendar months, during such shorter period beginning on the date of issuance of such security and ending on a date selected by us, which date shall not be more than 45 days prior to the issuance of the shares or convertible securities proposed to be issued; provided that if such security shall have been issued within 45 days prior to the issuance of the shares or convertible securities proposed to be issued, the interest or dividend rates shall be that applicable on the date of issuance of such security.

Preemptive Rights

        Holders of the preferred stock have no preemptive rights to subscribe for or purchase any securities issued by us.

Miscellaneous

        The preferred stock have no conversion rights. There is no restriction on the repurchase or redemption by us of our common stock or preferred stock while there is any arrearage in the payment of dividends or sinking fund installments in respect of our preferred stock, except for payments into or set asides for a sinking fund for the redemption or payment of preferred stock, in circumstances when the repurchase or redemption of our common stock or preferred stock is otherwise prohibited or restricted by statute or common law or, as summarized in "—Restrictions on Certain Corporate Actions," by the articles of incorporation.

        We reserve the right to increase, decrease or reclassify our authorized stock of any class or series thereof, and to amend or repeal any provision in the articles of incorporation or any amendment thereto, in the manner prescribed by law, subject to the conditions and limitations prescribed in the articles of incorporation; and all rights conferred on shareholders in the articles of incorporation are subject to this reservation.

        Shares of preferred stock, when issued by us upon receipt of the consideration therefor, will be fully paid and non-assessable.

Transfer Agent and Registrar

        Ameren Services Company, a subsidiary of Ameren, serves as transfer agent and registrar for our preferred stock.

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BOOK-ENTRY SYSTEM

        Unless otherwise specified in the applicable prospectus supplement, the securities will trade through DTC. The securities will be represented by one or more global certificates and registered in the name of Cede & Co., DTC's nominee. Upon issuance of the securities, DTC or its nominee will credit, on its book-entry registration and transfer system, the principal amount of the securities represented by such global certificates to the accounts of institutions that have an account with DTC or its participants. The accounts to be credited shall be designated by the underwriters. Ownership of beneficial interests in the global certificates will be limited to participants or persons that may hold interests through participants. The global certificates will be deposited with the applicable trustee as custodian for DTC.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The DTC rules applicable to its Direct Participants and Indirect Participants are on file with the SEC.

        Purchases of global securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the global securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct Participant or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct Participants and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the global securities except in the event that use of the book-entry system for the global securities is discontinued.

        To facilitate subsequent transfers, all global securities deposited by Direct Participants with DTC will be registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of global securities with DTC and their registration in the name of Cede & Co. or such other nominee will effect no change in beneficial ownership. DTC will have no knowledge of the actual Beneficial Owners of the global securities; DTC's records will reflect only the identity of the Direct Participants to whose accounts such securities are credited, which may or may not be the Beneficial Owners. The Direct Participants and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

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        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial Owners may wish to take certain steps to augment transmission to them of notices of significant events with respect to the global securities, such as redemptions, tenders, defaults and proposed amendments to the applicable indenture. Beneficial Owners may wish to ascertain that the nominee holding the global securities for their benefit has agreed to obtain and transmit notices to the Beneficial Owners. In the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.

        Any redemption notices will be sent to DTC. If less than all of a series of global securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant to be redeemed.

        Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy (the "Omnibus Proxy") to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

        Payments of principal, premium, if any, interest, distributions and dividends and redemption proceeds, if any, on the global securities will be made to Cede & Co. or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from the applicable trustee or agent on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Direct Participants and Indirect Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street-name," and will be the responsibility of such Participants and not of DTC, the trustee or agent for such securities or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal, premium, if any, interest, distributions and dividend payments and redemption proceeds, if any, to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the applicable trustee or agent and us, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct Participants and Indirect Participants.

        DTC may discontinue providing its services as securities depositary with respect to the securities at any time by giving us reasonable notice. In the event no successor securities depositary is obtained, certificates for the securities will be printed and delivered. We may decide to replace DTC or any successor depositary. Additionally, subject to the procedures of DTC, we may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depositary) with respect to some or all of the securities. In that event, certificates for such securities will be printed and delivered. If certificates for such securities are printed and delivered,

  •
  the securities will be issued in fully registered form without coupons;

  •
  a holder of certificated securities would be able to exchange those securities, without charge, for an equal aggregate principal amount of securities of the same series, having the same issue date and with identical terms and provisions; and

  •
  a holder of certificated securities would be able to transfer those securities without cost to another holder, other than for applicable stamp taxes or other governmental charges.

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        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources, including DTC, that we believe to be reliable, but we take no responsibility for the accuracy thereof.

        None of the trustees, us or any agent for payment on or registration of transfer or exchange of any global security will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

SELLING SECURITYHOLDERS

        Selling securityholders are persons or entities that, directly or indirectly, have acquired or will from time to time acquire from us, our securities in various private transactions. Such selling securityholders may be parties to registration rights agreements with us, or we otherwise may have agreed or will agree to register their securities for resale. If authorized by us, the initial purchasers of our securities, as well as their transferees, pledgees, donees or successors, all of whom we refer to as "selling securityholders," may from time to time offer and sell the securities pursuant to this prospectus and any applicable prospectus supplement.

        The applicable prospectus supplement will set forth the name of each selling securityholder, the number and type of securities beneficially owned by such selling securityholder that are covered by such prospectus supplement, the number and type of securities to be offered for the securityholder's account and the amount and (if one percent or more) the percentage of the class to be owned by such securityholder after completion of the offering. The applicable prospectus supplement also will disclose whether any of the selling securityholders have held any position or office with, have been employed by or otherwise have had a material relationship with us during the three years prior to the date of the prospectus supplement.

PLAN OF DISTRIBUTION

        We and any selling securityholder may sell the securities offered pursuant to this prospectus on a continuous or delayed basis:

  •
  through underwriters or dealers;

  •
  directly; or

  •
  through agents.

        This prospectus may be used in connection with any offering of securities through any of these methods or other methods described in the applicable prospectus supplement.

        The applicable prospectus supplement will set forth the terms under which the securities are offered, including the name or names of any underwriters, dealers or agents, the respective amounts offered, the purchase price of the securities and the proceeds to us from the sale, any underwriting discounts and other items constituting compensation, any initial offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

        Any initial offering price and any discounts, concessions or commissions allowed or reallowed or paid to dealers may be changed from time to time.

        If underwriters are used in an offering, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more of those firms. The specific managing

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underwriter or underwriters, if any, will be named in the prospectus supplement relating to the particular securities together with the members of the underwriting syndicate, if any. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the particular securities will be subject to certain conditions precedent and the underwriters will be obligated to purchase all of the securities being offered if any are purchased.

        We and any selling securityholder may sell the securities directly or through agents designated from time to time. The applicable prospectus supplement will set forth the name of any agent involved in the offer or sale of the securities in respect of which such prospectus supplement is delivered and any commissions payable by us to such agent. Unless otherwise indicated in the applicable prospectus supplement, any agent will be acting on a best efforts basis for the period of its appointment.

        We may authorize underwriters, dealers or agents to solicit offers by certain institutions to purchase the securities at the public offering price and on the terms described in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

        Securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to herein as the "remarketing firms," acting as principals for their own accounts or as our agent. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, in connection with the securities remarketed thereby.

        Any underwriters, dealers or agents participating in the distribution of the securities may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Agents, dealers and underwriters may be entitled, under agreements entered into with us, to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933, and to contribution with respect to payments which the agents, dealers or underwriters may be required to make in respect of these liabilities. Agents, dealers and underwriters may engage in transactions with or perform services for us in the ordinary course of business.

        Unless otherwise specified in the applicable prospectus supplement, the securities will not be listed on a national securities exchange.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

LEGAL MATTERS

        Morgan, Lewis & Bockius LLP, New York, New York, and Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, an affiliate that provides legal and other professional services to us, will pass upon the validity of the offered securities for us. Gregory L. Nelson, Esq., our Senior Vice President, General Counsel and Secretary, will pass upon certain legal matters. As of December 4, 2017, Mr. Nelson owned 35,584.64 shares of Ameren common stock. In addition, as of

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that date, Mr. Nelson owned 53,058 performance share units, none of which are fully vested. Certain legal matters will be passed upon for any underwriters, dealers, purchasers or agents by Pillsbury Winthrop Shaw Pittman LLP, New York, New York. Pillsbury Winthrop Shaw Pittman LLP represents certain of our affiliates from time to time in connection with various matters. All matters pertaining to our incorporation and all other matters of Illinois law relating to us will be passed upon by Mr. Stensland. As to all matters based on the law of the State of Illinois, Morgan, Lewis & Bockius LLP will rely on the opinion of Mr. Stensland. As to all matters based on the law of the State of New York, Mr. Stensland will rely on the opinion of Morgan, Lewis & Bockius LLP.

EXPERTS

        The financial statements incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2016, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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PART II. INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$	*
Printing expenses		**
Fees of trustees		**
Fees of rating agencies		**
Fees of accountants		**
Fees of attorneys		**
Blue sky fees		**
Stock exchange listing fees		**
Miscellaneous expenses		**

Total	$	**

*
Under Rules 456(b) and 457(r) under the Securities Act of 1933, the SEC registration fee will be paid at the time of any particular offering of securities under this registration statement, and is therefore not currently determinable.

**
Because an indeterminate amount of securities is covered by this registration statement, the expenses in connection with the issuance and distribution of the securities are not currently determinable. Each prospectus supplement will reflect estimated expenses based on the amount of the related offering.

Item 15.    Indemnification of Directors and Officers

  Ameren Corporation:

        Article IV of the By-Laws of Ameren Corporation, consistent with the applicable provisions of the Missouri General and Business Corporation Law ("MGCBL"), provides for indemnification of directors and officers. Article IV provides as follows:

          Each person who now is or hereafter becomes a director, officer or employee of the Company, or who now is or hereafter becomes a director or officer of another corporation, partnership, joint venture, trust or other enterprise at the request of the Company, shall be entitled to indemnification to the extent permitted by law and these By-Laws. Such right of indemnification shall include, but not be limited to, the following:

            Section 1.  (a)    The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b)   The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

            (c)   The Company shall further indemnify to the maximum extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding (including appeals), whether civil, criminal, investigative (including private Company investigations), or administrative, including an action by or in the right of the Company, by reason of the fact that the person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all expenses incurred by such person, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, provided that the Company shall not indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

            (d)   To the extent that a director, officer or employee of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this Section or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

            Unless otherwise expressly provided by the Board, in no event shall any person who is or was an agent of the Company, or is or was serving at the request of the Company as an employee or agent of another corporation, partnership, joint venture, trust or enterprise, be entitled to any indemnification by the Company in any action, suit or proceeding, regardless of the fact that such person may have been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein. The preceding sentence is intended to eliminate any right any such person might otherwise have to be indemnified by the Company pursuant to Section 351.355.3. of the General and Business Corporation Law of Missouri.

            (e)   Any indemnification under this Section, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in this Section. The determination shall be made by the Board by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

            (f)    Where full and complete indemnification is prohibited by law or public policy, any person referred to in subsection (a) above who would otherwise be entitled to indemnification nevertheless shall be entitled to partial indemnification to the extent permitted by law and public policy. Furthermore, where full and complete indemnification is prohibited by law or public policy, any person referred to in this Section who would otherwise be entitled to indemnification nevertheless shall have a right of contribution to the extent permitted by law and public policy in cases where said party is held jointly or concurrently liable with the Company.

            Section 2.  The indemnification provided by Section 1 of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or By-Laws or any agreement, vote of shareholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and the Company is hereby specifically authorized to provide such indemnification by any agreement, vote of shareholders or disinterested directors or otherwise. The indemnification shall continue as to a person who has ceased to be a director, officer or employee entitled to indemnification under this Article and shall inure to the benefit of the heirs, executors and administrators of such a person.

            Section 3.  The Company is authorized to purchase and maintain insurance on behalf of, or provide another method or methods of assuring payment to, any person who is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

            Section 4.  Expenses incurred by a person who is or was serving as a director or officer of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, in defending a civil or criminal action, suit or proceeding referred to in Section 1 of this Article shall be paid by the Company in advance of the final disposition of the action, suit, or proceeding as shall be authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as may be authorized in this Article. Expenses incurred by a person who is or was serving as an employee of the Company in defending a civil or criminal action, suit or proceeding referred to in Section 1 of this Article may be paid by the Company in advance of the final disposition of the action, suit, or proceeding as may be authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of such employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Article.

            Section 5.  If any provision or portion of this Article shall be held invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of all other provisions and portions not specifically held to be invalid, illegal or unenforceable, shall not be affected or impaired thereby and shall be construed according to the original intent, to the extent not precluded by applicable law.

            Section 6.  For purposes of this Article:

              (a)   References to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer or employee of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

              (b)   The term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall be established as specified below in this Section 6(b) and shall include any service as a director, officer or employee of the Company which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and the word "include" or "includes" shall be construed in its expansive sense and not as a limiter; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article. For purposes of this Article, "serving at the request of the Company" shall be established solely by (1) express approval by the Nominating and Corporate Governance Committee of such person's service as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, (2) the annual review by the Nominating and Corporate Governance Committee of a list of non-affiliated corporations, partnerships, joint ventures, trusts or other enterprises that Company officers are serving as a director or officer of, so long as the Nominating and Corporate Governance Committee does not notify any such officer within 30 days after receiving such list that such person is not serving at the request of the Company or (3) a person serving as a director or officer of a Company Subsidiary, as hereinafter defined. The term "Company Subsidiary" shall mean any corporation, partnership, joint venture, trust or other enterprise, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise. Upon establishing that a person is "serving at the request of the Company" as described under (1) (2) and (3) above, such person's service for purposes of this Article shall begin at the time of his initial service as a director or officer of such other corporation, partnership, joint venture, trust or other enterprise. The obligations of the Company under this Article to provide indemnification or advancement of expenses to a person serving at the request of the Company as a director or officer of another entity shall only apply to the extent that such person is not entitled to or does not receive indemnification or advancement of expenses from such other entity.

              (c)   Notwithstanding anything to the contrary contained in these By-Laws or in Section 351.355.3 of the General and Business Corporation Law of Missouri, the maximum liability of the Company to any person "serving at the request of the Company," at any time for all claims for indemnification and advancement of expenses for such person under these By-Laws or applicable law for such service shall for all purposes be limited to $25 million, except as otherwise expressly approved by the Board of Directors; provided, however, that the provisions of this Section 6(c) shall not be applicable in any respect to a person's service only as a director or officer of a Company Subsidiary.

            Section 7.  This Article may be hereafter amended or repealed; provided, however, that no amendment or repeal shall reduce, terminate or otherwise adversely affect the right of a person who is or was a director, officer or employee to obtain indemnification or advancement of expenses with respect to an action, suit, or proceeding that pertains to or arises out of actions or omissions that occur prior to the effective date of such amendment or repeal.

Consistent with the applicable provisions of the MGBCL and the By-Laws, Ameren Corporation has purchased insurance on behalf of its officers and directors which insures them against certain liabilities and expenses, including those under the Securities Act of 1933.

  Union Electric Company:

        Article IV of the Bylaws of Union Electric Company, doing business as Ameren Missouri, consistent with the applicable provisions of the MGBCL, provides for indemnification of directors and officers. Article IV provides as follows:

          Each person who now is or hereafter becomes a director, officer or employee of the Company, or who now is or hereafter becomes a director or officer of another corporation, partnership, joint venture, trust or other enterprise at the request of the Company, shall be entitled to indemnification to the extent permitted by law and these Bylaws. Such right of indemnification shall include, but not be limited to, the following:

            Section 1.  (a)    The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b)   The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

            (c)   To the extent that a director, officer or employee of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

            Unless otherwise expressly provided by the Board of Directors, in no event shall any person who is or was an agent of the Company, or is or was serving at the request of the Company as an employee or agent of another corporation, partnership, joint venture, trust or enterprise, be entitled to any indemnification by the Company in any action, suit or proceeding, regardless of the fact that such person may have been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein. The preceding sentence is intended to eliminate any right any such person might otherwise have to be indemnified by the Company pursuant to Section 351.355.3. of the General and Business Corporation Law of Missouri.

            (d)   Any indemnification under this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

            Section 2.  (a)    In addition to the indemnity authorized or contemplated under other Sections of this Article, the Company shall further indemnify to the maximum extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding (including appeals), whether civil, criminal, investigative (including private Company investigations), or administrative, including an action by or in the right of the Company, by reason of the fact that the person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all expenses incurred by such person, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, provided that the Company shall not indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

            (b)   Where full and complete indemnification is prohibited by law or public policy, any person referred to in Section 1(a) above who would otherwise be entitled to indemnification nevertheless shall be entitled to partial indemnification to the extent permitted by law and public policy. Furthermore, where full and complete indemnification is prohibited by law or public policy, any person referred to in this Article who would otherwise be entitled to indemnification nevertheless shall have a right of contribution to the extent permitted by law and public policy in cases where said party is held jointly or concurrently liable with the Company.

            Section 3.  The indemnification provided by Sections 1 and 2 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws or any agreement, vote of shareholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and the Company is hereby specifically authorized to provide such indemnification by any agreement, vote of shareholders or disinterested directors or otherwise. The indemnification shall continue as to a person who has ceased to be a director, officer or employee entitled to indemnification under this Article and shall inure to the benefit of the heirs, executors and administrators of such a person.

            Section 4.  The Company is authorized to purchase and maintain insurance on behalf of, or provide another method or methods of assuring payment to, any person who is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

            Section 5.  Expenses incurred by a person who is or was serving as a director or officer of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, in defending a civil or criminal action, suit or proceeding referred to in Sections 1 and 2 of this Article shall be paid by the Company in advance of the final disposition of the action, suit, or proceeding as shall be authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as may be authorized in this Article. Expenses incurred by a person who is or was serving as an employee of the Company in defending a civil or criminal action, suit or proceeding referred to in Sections 1 and 2 of this Article may be paid by the Company in advance of the final disposition of the action, suit, or proceeding as may be authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Article.

            Section 6.  If any provision or portion of this Article shall be held invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of all other provisions and portions not specifically held to be invalid, illegal or unenforceable, shall not be affected or impaired thereby and shall be construed according to the original intent, to the extent not precluded by applicable law.

            Section 7.  For purposes of this Article:

              (a)   References to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer or employee of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

              (b)   The term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall be established as specified below in this Section 7(b) and shall include any service as a director, officer or employee of the Company which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and the word "include" or "includes" shall be construed in its expansive sense and not as a limiter; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article. For purposes of this Article, "serving at the request of the Company" shall be established solely by (1) express approval by Ameren Corporation's Nominating and Corporate Governance Committee of such person's service as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or (2) the annual review by Ameren Corporation's Nominating and Corporate Governance Committee of a list of non-affiliated corporations, partnerships, joint ventures, trusts or other enterprises that Company officers are serving as a director or officer of, so long as the Nominating and Corporate Governance Committee does not notify any such officer within 30 days after receiving such list that such person is not serving at the request of the Company. Upon establishing that a person is "serving at the request of the Company" as described under (1) and (2) above, such person's service for purposes of this Article shall begin at the time of his initial service as a director or officer of such other corporation, partnership, joint venture, trust or other enterprise. The obligations of the Company under this Article to provide indemnification or advancement of expenses to a person serving at the request of the Company as a director or officer of another entity shall only apply to the extent that such person is not entitled to or does not receive indemnification or advancement of expenses from such other entity.

              (c)   Notwithstanding anything to the contrary contained in (1) these Bylaws, (2) the By-Laws of Ameren Corporation, (3) the Bylaws of any other majority owned subsidiary of Ameren Corporation or (4) applicable law, the maximum aggregate liability of the Company, Ameren Corporation and any other majority owned subsidiary of Ameren Corporation to any person "serving at the request of the Company," at any time for all aggregate claims for indemnification and advancement of expenses for such person under these Bylaws, the By-Laws of Ameren Corporation, the Bylaws of any other majority owned subsidiary of Ameren Corporation and applicable law, for such service shall for all purposes be limited to $25 million, except as otherwise expressly approved by the Board of Directors. Any payment for indemnification or advancement of expenses by the Company to a person "serving at the request of the Company" under this Article shall be treated as a payment made by Ameren Corporation under its By-Laws for the purpose of determining the maximum liability of Ameren Corporation under Ameren Corporation's By-Laws payable to a person "serving at the request of the Company." In no event shall the limitations of this paragraph (c) be construed to apply to any indemnification or advancement of expenses for any service as a director, officer or employee of the Company which imposes duties on, or involves services by such director, officer or employee with respect to an employee benefit plan of the Company, Ameren Corporation or any other majority owned subsidiary of Ameren Corporation, or any such plan's participants or beneficiaries.

            Section 8.  This Article may be hereafter amended or repealed; provided, however, that no amendment or repeal shall reduce, terminate or otherwise adversely affect the right of a person who is or was a director, officer or employee to obtain indemnification or advancement of expenses with respect to an action, suit, or proceeding that pertains to or arises out of actions or omissions that occur prior to the effective date of such amendment or repeal.

Consistent with the applicable provisions of the MGBCL and the Bylaws, Ameren Corporation, on behalf of Union Electric Company, has purchased insurance on behalf of its officers and directors which insures them against certain liabilities and expenses, including those under the Securities Act of 1933.

  Ameren Illinois Company:

        Article VI, Section 6 of the Bylaws of Ameren Illinois Company, consistent with the applicable provisions of the Illinois Business Corporation Act of 1983 ("IBCA"), provides for indemnification of directors and officers. Article VI, Section 6 provides as follows:

          Section 6.  Each person who now is or hereafter becomes a director, officer or employee of the Company, or who now is or hereafter becomes a director or officer of another corporation, partnership, joint venture, trust or other enterprise serving at the request of the Company, shall be entitled to indemnification to the extent permitted by law and these Bylaws. Such right of indemnification shall include, but not be limited to, the following:

          (a)   The Company shall indemnify any person who was or is a party, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer or employee of the Company, or who is or was serving at the request of the Company as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, if such person had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that such person's conduct was unlawful.

          (b)   The Company shall indemnify any person who was or is a party, or is threatened to be made a party to, any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person being indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the Company, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

          (c)   To the extent that a director, officer or employee of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in paragraph (a) or (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company.

          (d)   Any indemnification under paragraph (a) or (b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case, upon a determination that indemnification of the director, officer or employee is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraph (a) or (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders of the Company.

          (e)   Where full and complete indemnification is prohibited by law or public policy, any person referred to in paragraph (a) above who would otherwise be entitled to indemnification nevertheless shall be entitled to partial indemnification to the extent permitted by law and public policy. Furthermore, where full and complete indemnification is prohibited by law or public policy, any person referred to in this Section 6 who would otherwise be entitled to indemnification nevertheless shall have a right of contribution to the extent permitted by law and public policy in cases where said party is held jointly or concurrently liable with the Company.

          (f)    Expenses incurred by a person who is or was serving as a director or officer of the Company or a person who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise referred to in paragraph (a) or (b) in defending a civil or criminal action, suit or proceeding referred to in paragraph (a) or (b) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Section 6. Expenses incurred by a person who is or was serving as an employee of the Company in defending a civil or criminal action, suit or proceeding referred to in paragraph (a) or (b) may be paid by the Company in advance of the final disposition of the action, suit, or proceeding as may be authorized by the Board of Directors in the specific case upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (g)   The indemnification and advancement of expenses provided by or granted under the other paragraphs of this Section 6 shall be effective with respect to acts, errors or omissions occurring prior to, on or subsequent to the date of adoption hereof and such indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action by a director, officer, employee or agent in such person's official capacity and as to action in another capacity while holding such office.

          (h)   The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the

  Company would have the power to indemnify such person against such liability under the provisions of this Section 6.

          (i)    If the Company has paid indemnity or has advanced expenses to a director, officer or employee under paragraph (b), the Company shall, to the extent required under the Illinois Business Corporation Act, report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

          (j)    If any provision or portion of this Section 6 shall be held invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of all other provisions and portions not specifically held to be invalid, illegal or unenforceable, shall not be affected or impaired thereby and shall be construed according to the original intent, to the extent not precluded by applicable law.

          (k)   For purposes of this Section 6 references to "the Company" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees, so that any person who was a director, officer or employee of such merging corporation, or was serving at the request of such merging corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 6 with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued. For purposes of this Section 6, "serving at the request of the Company" shall be established solely by (1) express approval by Ameren Corporation's Nominating and Corporate Governance Committee of such person's service as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or (2) the annual review by Ameren Corporation's Nominating and Corporate Governance Committee of a list of non-affiliated corporations, partnerships, joint ventures, trusts or other enterprises that Company officers are serving as a director or officer of, so long as Ameren Corporation's Nominating and Corporate Governance Committee does not notify any such officer within 30 days after receiving such list that such person is not serving at the request of the Company. Upon establishing that a person is "serving at the request of the Company" as described under (1) and (2) above, such person's service for purposes of this Section 6 shall begin at the time of his initial service as a director or officer of such other corporation, partnership, joint venture, trust or other enterprise. The obligations of the Company under this Section 6 to provide indemnification or advancement of expenses to a person serving at the request of the Company as a director or officer of another entity shall only apply to the extent that such person is not entitled to or does not receive indemnification or advancement of expenses from such other entity.

          (l)    For purposes of this Section 6, references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to employee benefit plans; and references to "serving at the request of the Company" shall be established as specified above in paragraph (k) and shall include any service as a director, officer or employee of the Company which imposes duties on, or involves services by such director, officer or employee, with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner such person reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Section 6.

          (m)  Notwithstanding anything to the contrary contained in (1) these Bylaws, (2) the By-Laws of Ameren Corporation, (3) the Bylaws of any other majority owned subsidiary of Ameren Corporation or (4) applicable law, the maximum aggregate liability of the Company, Ameren

  Corporation and any other majority owned subsidiary of Ameren Corporation to any person "serving at the request of the Company," at any time for all aggregate claims for indemnification and advancement of expenses for such person under these Bylaws, the By-Laws of Ameren Corporation, the Bylaws of any other majority owned subsidiary of Ameren Corporation and applicable law, for such service shall for all purposes be limited to $25 million, except as otherwise expressly approved by the Board of Directors. Any payment for indemnification or advancement of expenses by the Company to a person "serving at the request of the Company" under this Section 6 shall be treated as a payment made by Ameren Corporation under its By-Laws for the purpose of determining the maximum liability of Ameren Corporation under Ameren Corporation's By-Laws payable to a person "serving at the request of the Company." In no event shall the limitations of this paragraph (m) be construed to apply to any indemnification or advancement of expenses for any service as a director, officer or employee of the Company which imposes duties on, or involves services by such director, officer or employee with respect to an employee benefit plan of the Company, Ameren Corporation or any other majority owned subsidiary of Ameren Corporation, or any such plan's participants or beneficiaries.

          (n)   The indemnification and advancement of expenses provided by or granted under this Section 6 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors, and administrators of that person.

          (o)   This Section 6 may be hereafter amended or repealed; provided, however, that no amendment or repeal shall reduce, terminate or otherwise adversely affect the right of a person who is or was a director, officer or employee to obtain indemnification or advancement of expenses with respect to an action, suit, or proceeding that pertains to or arises out of actions or omissions that occur prior to the effective date of such amendment or repeal.

Consistent with the applicable provisions of the IBCA and the Bylaws, Ameren Corporation, on behalf of Ameren Illinois Company, has purchased insurance on behalf of its officers and directors which insures them against certain liabilities and expenses, including those under the Securities Act of 1933.

Item 16.    Exhibits

Exhibit No.	Description
+1.1	Form of Underwriting Agreement relating to Ameren senior debt securities.

+1.2	Form of Underwriting Agreement relating to Ameren subordinated debt securities.

+1.3	Form of Underwriting Agreement relating to Ameren common stock.

+1.4	Form of Underwriting Agreement relating to Ameren preferred stock.

+1.5	Form of Underwriting Agreement relating to Ameren stock purchase units.

+1.6	Form of Underwriting Agreement relating to Ameren Missouri senior secured debt securities.

+1.7	Form of Underwriting Agreement relating to Ameren Missouri first mortgage bonds.

+1.8	Form of Underwriting Agreement relating to Ameren Missouri senior unsecured debt securities.

+1.9	Form of Underwriting Agreement relating to Ameren Missouri preferred stock.

+1.10	Form of Underwriting Agreement relating to Ameren Illinois senior secured debt securities.

Exhibit No.	Description
+1.11	Form of Underwriting Agreement relating to Ameren Illinois first mortgage bonds.

+1.12	Form of Underwriting Agreement relating to Ameren Illinois senior unsecured debt securities.

+1.13	Form of Underwriting Agreement relating to Ameren Illinois preferred stock.

**4.1	Restated Articles of Incorporation of Ameren (Annex F to Part I of the Registration Statement on Form S-4, File No. 33-64165).

**4.2	Certificate of Amendment to Ameren's Restated Articles of Incorporation filed December 14, 1998 (1998 Form 10-K, Exhibit 3(i), File No. 1-14756).

**4.3	Certificate of Amendment to Ameren's Restated Articles of Incorporation filed April 21, 2011 (April 21, 2011 Form 8-K, Exhibit 3(i), File No. 1-14756).

**4.4	Certificate of Amendment to Ameren's Restated Articles of Incorporation filed December 18, 2012 (December 18, 2012 Form 8-K, Exhibit 3.1(i), File No. 1-14756).

**4.5	Restated Articles of Incorporation of Ameren Missouri (1993 Form 10-K, Exhibit 3(i), File No. 1-2967).

**4.6	Restated Articles of Incorporation of Ameren Illinois (2010 Form 10-K, Exhibit 3.4(i), File No. 1-3672).

**4.7	By-Laws of Ameren, as amended February 10, 2017 (February 14, 2017 Form 8-K, Exhibit 3, File No. 1-14756).

**4.8	Bylaws of Ameren Missouri, as amended December 12, 2014 (December 18, 2014 Form 8-K, Exhibit 3.1, File No. 1-2967).

**4.9	Bylaws of Ameren Illinois, as amended December 12, 2014 (December 18, 2014 Form 8-K, Exhibit 3.2, File No. 1-3672).

+4.10	Form of Certificate of Designation, Description, and Terms of Ameren Preferred Stock.

+4.11	Form of Certificate of Designation, Description, and Terms of Ameren Missouri Preferred Stock.

+4.12	Form of Certificate of Designation, Description, and Terms of Ameren Illinois Preferred Stock.

**4.13	Indenture, dated as of December 1, 2001, from Ameren to The Bank of New York Mellon Trust Company, N.A., as successor trustee (relating to the senior debt securities) ("Ameren Senior Indenture") (Exhibit 4.5, File No. 333-81774).

**4.14	First Supplemental Indenture to Ameren Senior Indenture dated as of May 19, 2008 (June 30, 2008 Form 10-Q, Exhibit 4.1, File No. 1-14756).

**4.15	Ameren Senior Indenture Company Order, dated November 24, 2015, establishing the 2.70% Senior Notes due 2020 and the 3.65% Senior Notes due 2026 (including the global notes) (November 24, 2015 Form 8-K, Exhibits 4.3, 4.4 and 4.5, File No. 1-14756).

**4.16	Form of company order establishing the issuance of one or more series of Ameren senior debt securities (including the form of senior debt security) (Exhibit 4.8, File No. 333-114274).

*4.17	Form of indenture of Ameren relating to subordinated debt securities.

Exhibit No.	Description
+4.18	Form of supplemental indenture or other instrument establishing the issuance of one or more series of Ameren subordinated debt securities (including the form of subordinated debt security).

**4.19	Form of Ameren Purchase Contract Agreement (Exhibit 4.19, File No. 333-114274).

**4.20	Form of Ameren Pledge Agreement (Exhibit 4.20, File No. 333-114274).

**4.21	Indenture of Mortgage and Deed of Trust, dated June 15, 1937 ("Ameren Missouri Mortgage"), from Ameren Missouri to The Bank of New York Mellon, as successor trustee, as amended May 1, 1941, and Second Supplemental Indenture dated May 1, 1941 (Exhibit B-1, File No. 2-4940).

*4.22	Supplemental Indenture to the Ameren Missouri Mortgage dated as of July 1, 1956.

*4.23	Supplemental Indenture to the Ameren Missouri Mortgage dated as of April 1, 1971.

*4.24	Supplemental Indenture to the Ameren Missouri Mortgage dated as of February 1, 1974.

*4.25	Supplemental Indenture to the Ameren Missouri Mortgage dated as of July 7, 1980.

**4.26	Supplemental Indenture to the Ameren Missouri Mortgage dated as of October 1, 1993, relative to Series 2028 (1993 Form 10-K, Exhibit 4.8, File No. 1-2967).

**4.27	Supplemental Indenture to the Ameren Missouri Mortgage dated as of February 1, 2000 (2000 Form 10-K, Exhibit 4.1, File No. 1-2967).

**4.28	Supplemental Indenture to the Ameren Missouri Mortgage dated August 15, 2002 (August 23, 2002 Form 8-K, Exhibit 4.3, File No. 1-2967).

**4.29	Supplemental Indenture to the Ameren Missouri Mortgage dated March 5, 2003, relative to Series BB (March 11, 2003 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.30	Supplemental Indenture to the Ameren Missouri Mortgage dated July 15, 2003, relative to Series DD (August 4, 2003 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.31	Supplemental Indenture to the Ameren Missouri Mortgage dated February 1, 2004, relative to Series 2004A (1998A) (March 31, 2004 Form 10-Q, Exhibit 4.1, File No. 1-2967).

**4.32	Supplemental Indenture to the Ameren Missouri Mortgage dated February 1, 2004, relative to Series 2004B (1998B) (March 31, 2004 Form 10-Q, Exhibit 4.2, File No. 1-2967).

**4.33	Supplemental Indenture to the Ameren Missouri Mortgage dated February 1, 2004, relative to Series 2004C (1998C) (March 31, 2004 Form 10-Q, Exhibit 4.3, File No. 1-2967).

**4.34	Supplemental Indenture to the Ameren Missouri Mortgage dated February 1, 2004, relative to Series 2004H (1992) (March 31, 2004 Form 10-Q, Exhibit 4.8, File No. 1-2967).

**4.35	Supplemental Indenture to the Ameren Missouri Mortgage dated September 1, 2004 relative to Series GG (September 23, 2004 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.36	Supplemental Indenture to the Ameren Missouri Mortgage dated January 1, 2005 relative to Series HH (January 27, 2005 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.37	Supplemental Indenture to the Ameren Missouri Mortgage dated July 1, 2005 relative to Series II (July 21, 2005 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.38	Supplemental Indenture to the Ameren Missouri Mortgage dated April 1, 2008 relative to Series LL (April 8, 2008 Form 8-K, Exhibit 4.7, File No. 1-2967).

Exhibit No.	Description
**4.39	Supplemental Indenture to the Ameren Missouri Mortgage dated June 1, 2008 relative to Series MM (June 19, 2008 Form 8-K, Exhibit 4.5, File No. 1-2967).

**4.40	Supplemental Indenture to the Ameren Missouri Mortgage dated March 1, 2009 relative to Series NN (March 23, 2009 Form 8-K, Exhibit 4.5, File No. 1-2967).

**4.41	Supplemental Indenture to the Ameren Missouri Mortgage dated May 15, 2012 (Exhibit 4.45, File No. 333-182258).

**4.42	Supplemental Indenture to the Ameren Missouri Mortgage dated September 1, 2012 relative to Series OO (September 11, 2012 Form 8-K, Exhibit 4.4, File No. 1-2967).

**4.43	Supplemental Indenture to the Ameren Missouri Mortgage dated April 1, 2014 relative to Series PP (April 4, 2014 Form 8-K, Exhibit 4.5, File No. 1-2967).

**4.44	Supplemental Indenture to the Ameren Missouri Mortgage dated March 15, 2015 relative to Series QQ (April 6, 2015 Form 8-K, Exhibit 4.5, File No. 1-2967).

**4.45	Supplemental Indenture to the Ameren Missouri Mortgage dated June 1, 2017 relative to Series RR (June 15, 2017 Form 8-K, Exhibit 4.5, File No. 1-2967).

+4.46	Form of supplemental indenture of Ameren Missouri relating to the first mortgage bonds (other than the senior debt mortgage bonds).

**4.47	Indenture, dated as of August 15, 2002, from Ameren Missouri to The Bank of New York Mellon, as successor trustee (relating to senior secured debt securities) ("Ameren Missouri Indenture") (August 23, 2002 Form 8-K, Exhibit 4.1, File No. 1-2967).

**4.48	First Supplemental Indenture to Ameren Missouri Indenture, dated as of May 15, 2012 (Exhibit 4.48, File No. 333-182258).

**4.49	Ameren Missouri Indenture Company Order, dated March 10, 2003, establishing the 5.50% Senior Secured Notes due 2034 (including the global note) (March 11, 2003 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.50	Ameren Missouri Indenture Company Order, dated July 28, 2003, establishing the 5.10% Senior Secured Notes due 2018 (including the global note) (August 4, 2003 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.51	Ameren Missouri Indenture Company Order, dated September 1, 2004, establishing the 5.10% Senior Secured Notes due 2019 (including the global note) (September 23, 2004 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.52	Ameren Missouri Indenture Company Order, dated January 27, 2005, establishing the 5.00% Senior Secured Notes due 2020 (including the global note) (January 27, 2005 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.53	Ameren Missouri Indenture Company Order, dated July 21, 2005, establishing the 5.30% Senior Secured Notes due 2037 (including the global note) (July 21, 2005 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.54	Ameren Missouri Indenture Company Order, dated April 8, 2008, establishing the 6.00% Senior Secured Notes due 2018 (including the global note) (April 8, 2008 Form 8-K, Exhibits 4.3 and 4.5, File No. 1-2967).

**4.55	Ameren Missouri Indenture Company Order, dated June 19, 2008, establishing the 6.70% Senior Secured Notes due 2019 (including the global note) (June 19, 2008 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

Exhibit No.	Description
**4.56	Ameren Missouri Indenture Company Order, dated March 20, 2009, establishing the 8.45% Senior Secured Notes due 2039 (including the global note) (March 23, 2009 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.57.1	Ameren Missouri Indenture Company Order, dated September 11, 2012, establishing the 3.90% Senior Secured Notes due 2042 (September 30, 2012 Form 10-Q, Exhibit 4.1, File No. 1-2967).

**4.57.2	Ameren Missouri Global Note representing the 3.90% Senior Secured Notes due 2042 (September 11, 2012 Form 8-K, Exhibit 4.2, File No. 1-2967).

**4.58	Ameren Missouri Indenture Company Order, dated April 4, 2014, establishing the 3.50% Senior Secured Notes due 2024 (including the global note) (April 4, 2014 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.59	Ameren Missouri Indenture Company Order, dated April 6, 2015, establishing the 3.65% Senior Secured Notes due 2045 (including the global note) (April 6, 2015 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

**4.60	Ameren Missouri Indenture Company Order, dated June 23, 2016, requesting authentication of an additional $150,000,000 aggregate principal amount of 3.65% Senior Secured Notes due 2045 (including the global note) (June 23, 2016 Form 8-K, Exhibits 4.3 and 4.4, File No. 1-2967).

**4.61	Ameren Missouri Indenture Company Order, dated June 15, 2017, establishing the 2.950% Senior Secured Notes due 2027 (including the global note) (June 15, 2017 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-2967).

+4.62	Form of supplemental indenture or other instrument establishing the issuance of one or more series of Ameren Missouri senior secured debt securities (including the form of senior secured debt security).

+4.63	Form of supplemental indenture of Ameren Missouri relating to the senior debt mortgage bonds to be issued to secure the obligations of Ameren Missouri under the Ameren Missouri Indenture.

*4.64	Form of indenture of Ameren Missouri relating to the senior unsecured debt securities.

+4.65	Form of supplemental indenture or other instrument establishing the issuance of one or more series of Ameren Missouri senior unsecured debt securities (including the form of senior unsecured debt security).

**4.66	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, between Ameren Illinois (successor in interest to Illinois Power Company) and The Bank of New York Mellon Trust Company, N.A., as successor trustee ("Ameren Illinois Mortgage") (1992 Form 10-K, Exhibit 4(cc), File No. 1-3004).

**4.67	Supplemental Indenture amending the Ameren Illinois Mortgage dated as of June 15, 1999 (June 30, 1999 Form 10-Q, Exhibit 4.2, File No. 1-3004).

**4.68	Supplemental Indenture amending the Ameren Illinois Mortgage dated as of December 15, 2002 (December 23, 2002 Form 8-K, Exhibit 4.1, File No. 1-3004).

**4.69	Supplemental Indenture to the Ameren Illinois Mortgage dated as of April 1, 2008, for Series CC (April 8, 2008 Form 8-K, Exhibit 4.9, File No. 1-3004).

Exhibit No.	Description
**4.70	Supplemental Indenture to the Ameren Illinois Mortgage dated as of October 1, 2008, for Series DD (October 23, 2008 Form 8-K, Exhibit 4.4, File No. 1-3004).

**4.71	Supplemental Indenture, to the Ameren Illinois Mortgage dated as of October 1, 2010, for Series CIPS-AA and CIPS-CC (October 7, 2010 Form 8-K, Exhibit 4.9, File No. 1-3672).

**4.72	Supplemental Indenture to the Ameren Illinois Mortgage dated as of January 15, 2011 (Exhibit 4.78, File No. 333-182258).

**4.73	Supplemental Indenture to the Ameren Illinois Mortgage dated as of August 1, 2012 for Series EE (August 20, 2012 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.74	Supplemental Indenture to the Ameren Illinois Mortgage dated as of December 1, 2013 for Series FF (December 10, 2013 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.75	Supplemental Indenture to the Ameren Illinois Mortgage dated as of June 1, 2014 for Series GG (June 30, 2014 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.76	Supplemental Indenture to the Ameren Illinois Mortgage dated as of December 1, 2014 for Series HH (December 10, 2014 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.77	Supplemental Indenture to the Ameren Illinois Mortgage dated as of December 1, 2015 for Series II (December 14, 2015 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.78	Supplemental Indenture to the Ameren Illinois Mortgage dated as of October 25, 2017 (September 30, 2017 Form 10-Q, Exhibit 4.1, File No. 1-3672).

**4.79	Supplemental Indenture to the Ameren Illinois Mortgage dated as of November 1, 2017 for 3.70% First Mortgage Bonds due 2047 (November 28, 2017 Form 8-K, Exhibit 4.2, File No. 1-3672).

+4.80	Form of supplemental indenture of Ameren Illinois relating to the first mortgage bonds (other than the senior debt mortgage bonds).

**4.81	Indenture, dated as of June 1, 2006, from Ameren Illinois (successor in interest to Illinois Power Company) to The Bank of New York Mellon Trust Company, N.A., as successor trustee (relating to senior secured debt securities) ("Ameren Illinois Indenture") (June 19, 2006 Form 8-K, Exhibit 4.4, File No. 1-3004).

**4.82	First Supplemental Indenture to the Ameren Illinois Indenture, dated as of October 1, 2010, for Series CIPS-AA and CIPS-CC (October 7, 2010 Form 8-K, Exhibit 4.5, File No. 1-3672).

**4.83	Second Supplemental Indenture to the Ameren Illinois Indenture, dated as of July 21, 2011 (September 30, 2011 Form 10-Q, Exhibit 4.2, File No. 1-3672).

**4.84	Third Supplemental Indenture to the Ameren Illinois Indenture, dated as of May 15, 2012 (Exhibit 4.83, File No. 333-182258).

**4.85	Ameren Illinois Indenture Company Order dated April 8, 2008, establishing the 6.25% Senior Secured Notes due 2018 (including the global note) (April 8, 2008 Form 8-K, Exhibit 4.4, File No. 1-3004).

**4.86	Ameren Illinois Indenture Company Order dated October 23, 2008, establishing the 9.75% Senior Secured Notes due 2018 (including the global note) (October 23, 2008 Form 8-K, Exhibit 4.2, File No. 1-3004).

Exhibit No.	Description
**4.87	Ameren Illinois Indenture Company Order dated August 20, 2012, establishing the 2.70% Senior Secured Notes due 2022 (including the global note) (August 20, 2012 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

**4.88	Ameren Illinois Indenture Company Order dated December 10, 2013, establishing the 4.80% Senior Secured Notes due 2043 (including the global note) (December 10, 2013 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

**4.89	Ameren Illinois Indenture Company Order dated June 30, 2014, establishing the 4.30% Senior Secured Notes due 2044 (including the global note) (June 30, 2014 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

**4.90	Ameren Illinois Indenture Company Order dated December 10, 2014, establishing the 3.25% Senior Secured Notes due 2025 (including the global note) (December 10, 2014 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

**4.91	Ameren Illinois Indenture Company Order dated December 14, 2015, establishing the 4.15% Senior Secured Notes due 2046 (including the global note) (December 14, 2015 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

**4.92	Ameren Illinois Indenture Company Order dated December 6, 2016, requesting the authentication of an additional $240,000,000 aggregate principal amount of 4.15% Senior Secured Notes due 2046 (including the global note) (December 6, 2016 Form 8-K, Exhibits 4.2 and 4.3, File No. 1-3672).

+4.93	Form of supplemental indenture or other instrument establishing the issuance of one or more series of Ameren Illinois senior secured debt securities (including the form of senior secured debt security).

+4.94	Form of supplemental indenture of Ameren Illinois relating to the senior debt mortgage bonds to be issued to secure the obligations of Ameren Illinois under the Ameren Illinois Indenture.

*4.95	Form of indenture of Ameren Illinois relating to the senior unsecured debt securities.

+4.96	Form of supplemental indenture or other instrument establishing the issuance of one or more series of Ameren Illinois senior unsecured debt securities (including the form of senior unsecured debt security).

*5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren.

*5.2	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company.

*5.3	Opinion of Morgan, Lewis & Bockius LLP.

*12.1	Ameren's Statement of Computation of Ratio of Earnings to Fixed Charges.

*12.2	Ameren Missouri's Statement of Computation of Ratio of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividend Requirements.

*12.3	Ameren Illinois' Statement of Computation of Ratio of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividend Requirements.

*23.1	Consent of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren (included in Exhibit 5.1).

Exhibit No.	Description
*23.2	Consent of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company (included in Exhibit 5.2).

*23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.3).

*23.4	Consent of Independent Registered Public Accounting Firm with respect to Ameren.

*23.5	Consent of Independent Registered Public Accounting Firm with respect to Ameren Missouri.

*23.6	Consent of Independent Registered Public Accounting Firm with respect to Ameren Illinois.

*24.1	Ameren Power of Attorney.

*25.1	Form T-1 statement of eligibility of The Bank of New York Mellon Trust Company, N.A. as the trustee under Ameren Corporation's Indenture, dated as of December 1, 2001.

++25.2	Form T-1 statement of eligibility of the trustee for Ameren Corporation's form of indenture relating to subordinated debt securities.

++25.3	Form T-1 statement of eligibility of the purchase contract agent and trustee for Ameren Corporation's form of purchase contract agreement.

*25.4	Form T-1 statement of eligibility of The Bank of New York Mellon as the trustee under Union Electric Company's Indenture, dated as of August 15, 2002.

*25.5	Form T-1 statement of eligibility of The Bank of New York Mellon as the trustee under Union Electric Company's Indenture of Mortgage and Deed of Trust, dated June 15, 1937.

++25.6	Form T-1 statement of eligibility of the trustee for Union Electric Company's form of indenture relating to senior unsecured debt securities.

*25.7	Form T-1 statement of eligibility of The Bank of New York Mellon Trust Company, N.A. as the trustee under Ameren Illinois Company's Indenture, dated as of June 1, 2006.

*25.8	Form T-1 statement of eligibility of The Bank of New York Mellon Trust Company, N.A. as the trustee under Ameren Illinois Company's General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992.

++25.9	Form T-1 statement of eligibility of the trustee for Ameren Illinois Company's form of indenture relating to senior unsecured debt securities.

*
Filed herewith.

**
Incorporated by reference herein as indicated.

+
To be filed by amendment or pursuant to a report to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 if applicable.

++
To be filed by amendment or pursuant to Trust Indenture Act Section 305(b)(2) if applicable.

Item 17.    Undertakings.

        Each of the undersigned registrants hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii)
    to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

    (iii)
    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that subsections (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those subsections is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

  (i)
  each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

  (ii)
  each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

    provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

  (5)
  That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrants each undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

    (i)
    any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

    (ii)
    any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by such undersigned registrant;

    (iii)
    the portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

    (iv)
    any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

  (6)
  That, for purposes of determining any liability under the Securities Act of 1933, each filing of each registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (7)
  To file, if applicable, an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act of 1939.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the provisions described under Item 15 of this registration statement, or otherwise, the registrants have each been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any registrants of expenses incurred or paid by a director, officer or controlling person of such registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Ameren Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 15th day of December, 2017.

AMEREN CORPORATION (REGISTRANT)
By:	/s/ WARNER L. BAXTER Warner L. Baxter Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ WARNER L. BAXTER Warner L. Baxter	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	December 15, 2017
/s/ MARTIN J. LYONS, JR. Martin J. Lyons, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	December 15, 2017
/s/ BRUCE A. STEINKE Bruce A. Steinke	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	December 15, 2017
* Catherine S. Brune	Director	December 15, 2017
* J. Edward Coleman	Director	December 15, 2017
* Ellen M. Fitzsimmons	Director	December 15, 2017
* Rafael Flores	Director	December 15, 2017
* Walter J. Galvin	Director	December 15, 2017

Name		Title	Date

* Richard J. Harshman		Director	December 15, 2017
* Gayle P. W. Jackson		Director	December 15, 2017
* James C. Johnson		Director	December 15, 2017
* Steven H. Lipstein		Director	December 15, 2017
* Stephen R. Wilson		Director	December 15, 2017
*By:	/s/ MARTIN J. LYONS, JR. Martin J. Lyons, Jr. Attorney-in-Fact

        Pursuant to the requirements of the Securities Act of 1933, Union Electric Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 15th day of December, 2017.

UNION ELECTRIC COMPANY (REGISTRANT)
By:	/s/ MICHAEL L. MOEHN Michael L. Moehn Chairman and President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ MICHAEL L. MOEHN Michael L. Moehn	Chairman, President and Director (Principal Executive Officer)	December 15, 2017
/s/ MARTIN J. LYONS, JR. Martin J. Lyons, Jr.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	December 15, 2017
/s/ BRUCE A. STEINKE Bruce A. Steinke	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	December 15, 2017
/s/ MARK C. BIRK Mark C. Birk	Director	December 15, 2017
/s/ FADI M. DIYA Fadi M. Diya	Director	December 15, 2017
/s/ GREGORY L. NELSON Gregory L. Nelson	Director	December 15, 2017
/s/ DAVID N. WAKEMAN David N. Wakeman	Director	December 15, 2017

        Pursuant to the requirements of the Securities Act of 1933, Ameren Illinois Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 15th day of December, 2017.

AMEREN ILLINOIS COMPANY (REGISTRANT)
By:	/s/ RICHARD J. MARK Richard J. Mark Chairman and President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ RICHARD J. MARK Richard J. Mark	Chairman, President and Director (Principal Executive Officer)	December 15, 2017
/s/ MARTIN J. LYONS, JR. Martin J. Lyons, Jr.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	December 15, 2017
/s/ BRUCE A. STEINKE Bruce A. Steinke	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	December 15, 2017
/s/ CRAIG D. NELSON Craig D. Nelson	Director	December 15, 2017
/s/ GREGORY L. NELSON Gregory L. Nelson	Director	December 15, 2017
/s/ DAVID N. WAKEMAN David N. Wakeman	Director	December 15, 2017